UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Navient Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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[•], [•] [•], 2019 at [•], Eastern Daylight Time

[•]

NAVIENT

NAVIENT

We are a leader in education loan management and business processing solutions for education, healthcare, and government clients at the federal, state, and local levels.

OUR VISION

We aspire to lead every market we serve, providing solutions that anticipate and solve our customers' unique and complex needs.

OUR MISSION

We enhance the financial success of our customers by delivering innovative solutions and insights with compassion and personalized service.

OUR VALUES

Our values reflect who we are and where we're going. By living them daily, we stay on course toward our goals for ourselves, our customers, our communities, and our shareholders.

We strive to be the best.

By relentlessly pursuing the right solutions, we deliver on our promises to each other and those we serve.

We're stronger together.

We succeed because we're inclusive and authentic, and we know good ideas can come from anywhere and anyone.

We earn the trust of our customers and colleagues.

We hold each other accountable and act with integrity.

We innovate always and everywhere.

We empower each other to think differently, develop ourselves, and grow our company.

PRELIMINARY PROXY MATERIALS

SUBJECT TO COMPLETION, DATED APRIL 5, 2019

123 Justison Street

Wilmington, Delaware 19801

[•] [•], 2019

Dear Fellow Shareholders:

We invite you to attend the 2019 Annual Meeting of Shareholders of Navient Corporation on [•], [•] [•], 2019.

The meeting will be held at [•] at [•], beginning at [•], Eastern Time.

We will consider the matters described in this proxy statement. We will also review significant developments since last year’s annual meeting of shareholders.

The proxy statement contains important information and you should read it carefully. Your vote is particularly important at this year’s 2019 Annual Meeting of Shareholders (the “Annual Meeting”). As has been reported in the press, on February 15, 2019, Canyon Capital Advisors LLC and certain of its affiliates (together, “Canyon”), along with its partner, Platinum Equity Advisors, LLC (“Platinum”), made an unsolicited, low-premium, non-binding and highly conditional expression of interest to acquire all of the outstanding shares of the Company in exchange for $12.50 per share in cash. After careful review and consideration, conducted in consultation with financial and legal advisors, our Board of Directors unanimously determined that Canyon’s and Platinum’s unsolicited expression of interest substantially undervalued the Company and was not in the best interests of the Company nor its shareholders. As a result, on February 18, 2019, the Board of Directors rejected Canyon’s and Platinum’s expression of interest.

Following the Board of Directors’ rejection of Canyon’s and Platinum’s expression of interest, Canyon withdrew its expression of interest and announced that it intended to nominate a slate of four nominees to stand for election as directors at the Annual Meeting in opposition to the nominees recommended by our Board of Directors. You may receive a proxy statement, Gold proxy card and other solicitation materials from Canyon. Since Canyon has the option to choose which of our shareholders will receive their proxy solicitation materials, you may or may not receive them. The Company is not responsible for the accuracy of any information provided by, or relating to, Canyon or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Canyon or any other statements that Canyon may otherwise make.

Our Board of Directors does NOT endorse any of Canyon’s nominees and recommends that you vote “FOR” the election of each of the 10 nominees proposed by the Board of Directors on your WHITE proxy card. The Board of Directors urges you NOT to sign or return any Gold proxy card sent to you by Canyon. If you have previously submitted a Gold proxy card sent to you by Canyon, you can revoke that proxy and vote for our Board of Directors’ nominees and on the other matters to be voted on at the Annual Meeting by signing, dating and mailing the enclosed WHITE proxy card in the envelope provided. Only your last validly submitted proxy will be counted.

We encourage you to read the accompanying proxy statement carefully and to use the enclosed WHITE proxy card to vote for the Board of Directors’ nominees, and in accordance with the Board of Directors’ recommendations on the other proposals, as soon as possible. You may vote your shares by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided, whether or not you plan to attend the Annual Meeting in person. For your convenience, you may also vote your shares via the Internet or by a toll-free telephone number by following the instructions on the enclosed WHITE proxy card. Please see the notice that follows for more information.

If your shares are held in street name through a broker, bank, trustee or other nominee, you are considered the beneficial owner of those shares. As the beneficial owner, you have the right to direct your broker, bank, trustee or other nominee how to vote your shares. Without your voting instructions, because of the contested nature of the proposals, to the extent your broker, bank, trustee or other nominee provides you with Canyon’s proxy materials, your broker, bank, trustee or other nominee may not vote your shares with respect to the election of directors (Proposal 1) or on any of the other proposals on the agenda for the Annual Meeting. Even if your broker, bank, trustee or other nominee does not provide you with Canyon’s proxy materials, without your voting instructions, your broker, bank, trustee or other nominee may only vote your shares on proposals considered to be routine matters. The only routine matter being considered at the meeting is Proposal 2 (relating to the ratification of the independent registered public accounting firm). Proposals 1, 3 and 4 are considered non-routine matters. For non-routine matters, your shares will not be voted without your specific voting instructions. We encourage you to instruct your broker, bank, trustee or other nominee to vote your shares by filling out and returning the enclosed WHITE proxy card.

YOUR VOTE IS EXTREMELY IMPORTANT THIS YEAR IN LIGHT OF THE PROXY CONTEST BEING CONDUCTED BY CANYON.

Holders of shares as of the close of business on [•] [•], 2019, the record date for voting at the Annual Meeting, are urged to submit a WHITE proxy card, even if your shares were sold after such date.

Thank you for your continued support. If you have any questions, please contact MacKenzie Partners, Inc. (“MacKenzie”), our proxy solicitor assisting us in connection with the Annual Meeting. Shareholders may call toll-free at 800-322-2885 or collect at 212-929-5500. Shareholders may also contact MacKenzie via email at navient@mackenziepartners.com.

Sincerely,

John (Jack) F. Remondi President and Chief Executive Officer	William M. Diefenderfer, Ill Chairman of the Board of Directors

NAVIENT

AWARDS AND RECOGNITION

Navient is proud to receive recognition for excellence in corporate governance and business practices.

Champion of Board Diversity
for commitment to women in leadership

"W" Company Award
for commitment to board diversity

Veteran Jobs Mission
for commitment to veteran hiring

Training Top 125
for staff learning and development programs

Better Business Bureau Accredited
for Navient and its subsidiaries

2018 CPA-Zicklin Index "Trendsetter"
for political transparency

Military Friendly Employer Award
for leading programs for veterans and military spouses

Best Place to Work
for a commitment to equality in the workplace

To learn more about these and other awards as well as other ways we participate in our communities, please visit about.navient.com/values-and-people

123 Justison Street

Wilmington, Delaware 19801

PRELIMINARY PROXY MATERIALS

SUBJECT TO COMPLETION, DATED APRIL 5, 2019

[•] [•], 2019

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS OF

NAVIENT CORPORATION

To Our Shareholders:

Navient Corporation (“Navient” or the “Company”) will hold its 2019 Annual Meeting of Shareholders (the “Annual Meeting”) as follows:

Date: [•], [•] [•], 2019

Time: [•], Eastern Daylight Time

Place: [•]

Items of Business:

(1)	Elect the 10 nominees named in the proxy statement and on the enclosed WHITE proxy card to serve as directors for one-year terms or until their successors have been duly elected and qualified;

(2)	Ratify the appointment of KPMG LLP as Navient’s independent registered public accounting firm for 2019;

(3)	Approve, in a non-binding advisory vote, the compensation paid to Navient’s named executive officers;

(4)	Approve the Amended and Restated Navient Corporation Employee Stock Purchase Plan;

(5)	Act on such other business as may properly come before the Annual Meeting or any adjournment or postponement of the meeting.

Record Date:

You may vote if you were a shareholder of record as of the close of business on [•] [•], 2019.

Please note that Canyon has stated its intention to nominate four nominees for election as directors at the Annual Meeting. You may receive solicitation materials from Canyon seeking your proxy to vote for its nominees. The Company is not responsible for the accuracy of any information provided by, or relating to, Canyon or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Canyon or any other statements that Canyon may otherwise make. Canyon chooses which of the Company’s shareholders will receive Canyon’s proxy solicitation materials. Therefore, you may or may not receive those materials depending on what Canyon decides.

The Board of Directors recommends a vote “FOR” the election of each of the Board of Directors’ nominees on the enclosed WHITE proxy card and urges you NOT to sign or return or vote any Gold proxy card sent to you by Canyon. If you have already voted using a Gold proxy card sent to you by Canyon, you can REVOKE it by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the internet or by telephone by following the instructions provided on the enclosed WHITE proxy card. Only your last-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement.

Your vote is very important. Even if you plan to attend the Annual Meeting, we request that you read the proxy statement and vote your shares by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the internet or telephone by following the instructions provided on the enclosed WHITE proxy card.

Your participation in the Annual Meeting is important. You can vote in person or by telephone, Internet or by completing and signing the WHITE proxy card enclosed with these materials and returning it in the envelope provided. If you wish to attend the meeting in person, you must bring evidence of your ownership as of [•] [•], 2019, or a valid proxy showing that you are representing a shareholder who owned shares as of that date. If you have any questions regarding this information or the proxy materials, please contact MacKenzie, our proxy solicitor assisting us in connection with the Annual Meeting. Shareholders may call MacKenzie toll-free at 800-322-2885 or collect at 212-929-5500. Shareholders may also contact MacKenzie via email at navient@mackenziepartners.com.

Thank you for your interest in Navient.

By Order of the Board of Directors,

Mark L. Heleen Secretary

A copy of this Notice of 2019 Annual Meeting of Shareholders and proxy statement is being sent to shareholders beginning on or about [•] [•], 2019.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [•] [•], 2019.

This notice and proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018

Annual Report”) are available free of charge at https://www.navient.com/about/investors/stockholderinfo and

http://materials.proxyvote.com.

You may also obtain these materials at the Securities and Exchange Commission (“SEC”) website at www.sec.gov or by contacting the Office of the Corporate Secretary, 123 Justison Street, Wilmington, Delaware 19801. A copy of the 2018

Annual Report accompanies these proxy materials.

Except to the extent specifically referenced herein, information contained or referenced on our website is not incorporated by reference into and does not form a part of this proxy statement.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Our shareholder letter, Notice of 2019 Annual Meeting of Shareholders of Navient Corporation and this proxy statement contain forward-looking statements, within the meaning of the federal securities laws, about our business and prospects. Statements that are not historical facts, including statements about the Company’s beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “may,” “could,” “should,” “goals,” or “target.” Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. For Navient, these factors include, among others, the risks and uncertainties associated with increases in financing costs; the availability of financing or limits on our liquidity resulting from disruptions in the capital markets or other factors; unanticipated increases in costs associated with compliance with federal, state or local laws and regulations; changes in the demand for asset management and business processing solutions or other changes in marketplaces in which we compete (including increased competition); changes in accounting standards, including, but not limited to, changes pertaining to loan loss reserves and estimates or other accounting standards that may impact our operations; adverse outcomes in any significant litigation to which the Company is a party; credit risk associated with the Company’s underwriting standards or exposure to third parties, including counterparties to hedging transactions; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). The Company could also be affected by, among other things: unanticipated repayment trends on loans including prepayments or deferrals in our securitization trusts that could accelerate or delay repayment of the bonds; reductions to our credit ratings, the credit ratings of asset-backed securitizations we sponsor or the credit ratings of the United States of America; failures of our operating systems or infrastructure or those of third-party vendors; risks related to cybersecurity including the potential disruption of our systems or those of our third-party vendors or customers, or potential disclosure of confidential customer information; damage to our reputation resulting from cyber-breaches, litigation, the politicization of student loan servicing or other actions or factors; failure to successfully implement cost-cutting initiatives and adverse effects of such initiatives on our business; failure to adequately integrate acquisitions or realize anticipated benefits from acquisitions including delays or errors in converting portfolio acquisitions to our servicing platform; changes in law and regulations whether new laws or regulations, or new interpretations of existing laws and regulations applicable to any of our businesses or activities or those of our vendors, suppliers or customers; changes in the general interest rate environment, including the availability of any relevant money-market index rate, including LIBOR, or the relationship between the relevant money-market index rate and the rate at which our assets are priced; our ability to successfully effectuate any acquisitions and other strategic initiatives; activities by shareholder activists, including a proxy contest or any unsolicited takeover proposal; changes in general economic conditions; and the other factors that are described in the “Risk Factors” section of the 2018 Annual Report and in our other reports filed with the SEC. The preparation of the Company’s consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect and actual results could differ materially. All forward-looking statements contained in this proxy statement are qualified by these cautionary statements and are made only as of the date of this proxy statement. The Company does not undertake any obligation to update or revise these forward-looking statements except as required by law.

Proxy Summary

This summary is intended as an overview of the information found elsewhere in this proxy statement. Because this is only a summary, you should read the entire proxy statement before voting.

Annual Meeting of Shareholders

DATE AND TIME: [•] [•], 2019 [•] local time	LOCATION: [•]	RECORD DATE: [•] [•], 2019

Meeting Agenda Voting Matters

This year, there are four Company-sponsored proposals on the agenda.

Election of a director nominee pursuant to Proposal 1 will require the vote of a plurality of the votes cast with respect to that director nominee’s election, meaning that the 10 director nominees with the highest number of votes cast for their election will be elected to the Board of Directors (with abstentions and broker non-votes not counted as votes cast).

Your vote will be especially important at this year’s Annual Meeting, in light of the proxy contest being conducted by Canyon.

Approval of Proposals 2, 3 and 4 at the Annual Meeting will require an affirmative vote of at least a majority of the votes present, represented and entitled to be voted on the matter, and voting affirmatively or negatively.

	Proposals	Board Voting Recommendations	Page

1.	Election of each director nominee	FOR EACH NOMINEE LISTED ON THE ENCLOSED WHITE PROXY CARD	13
2.	Ratification of the appointment of KPMG as Navient’s independent registered public accounting firm for 2019	FOR	45

3.	Non-binding advisory shareholder vote to approve the compensation paid to our named executive officers	FOR	52

4.	Approve Amended and Restated Navient Corporation Employee Stock Purchase Plan	FOR	84

You may receive solicitation materials from Canyon, including proxy statements and Gold proxy cards, seeking your proxy to vote for Canyon’s four nominees. The Company is not responsible for the accuracy of any information provided by, or relating to, Canyon or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Canyon or any other statements that Canyon may otherwise make. Canyon chooses which of the Company’s shareholders will receive Canyon’s proxy solicitation materials. The Board of Directors does NOT endorse the Canyon nominees and urges you NOT to sign or return or vote any Gold proxy card sent to you by Canyon. If you have already voted using a Gold proxy card sent to you by Canyon, you can revoke it by signing, dating and mailing the enclosed WHITE proxy card in the envelope provided. Only your last validly submitted proxy will be counted and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

For more information and up-to-date postings, please go to www.Navient.com under “Investors.” If you have any questions or need assistance in voting your shares, please call MacKenzie, the firm assisting us in the solicitation. Shareholders may call MacKenzie toll-free at 800-322-2885 or collect at 212-929-5500. Shareholders may also contact MacKenzie via email at navient@mackenziepartners.com.

2019 Proxy Statement	1

Board and Governance Practices

We believe our corporate governance policies reflect best practices.

In addition to executive compensation practices that strongly link pay and performance, Navient’s Code of Business Conduct and Board of Directors governance policies help to ensure that we meet high standards of ethical behavior, corporate governance and business conduct. The following chart highlights key Board information and governance practices in place on December 31, 2018.

Separate Chairman and CEO	Yes

Average Age of Directors	63

Number of Independent Directors	9

Annual Elections of Directors	Yes

Majority Voting for Directors (uncontested elections)	Yes

Board Meetings Held in 2018 (average director attendance 95.6%)	16

Annual Self-Evaluation of the Board and Each Committee	Yes

Annual Equity Grant to Directors	Yes

Director Stock Ownership Guidelines	Yes

Independent Directors Meet without Management Present	Yes

Mandatory Retirement Age for Directors	Yes

Tenure Limit for Directors	Yes

Proxy Access	Yes

Anti-Hedging and Anti-Pledging Policy	Yes

Code of Business Conduct for Directors and Officers	Yes

Enhanced Compensation Recovery/Clawback Policy	Yes

Annual Advisory Approval of Executive Compensation	97.4%

Independent Compensation Consultant	Yes

Double-Trigger Change in Control	Yes

Active Board and Management Succession and Planning	Yes

Executive Stock Ownership Guidelines	Yes

No Employment Agreements for Executives	Yes

No Excessive Perquisites	Yes

No Above-Market Earnings on Deferred Compensation	Yes

For more information about our governance programs and our Board of Directors, see Proposal 1 beginning on page 13.

2019 Proxy Statement	2

Board of Directors Composition

The composition of our Board reflects a breadth and variety of skills, business experiences and backgrounds.

The composition of our Board reflects the great wealth of experience and skills of our directors. The following table highlights each director’s specific skills, knowledge and experiences that he or she brings to the Board. A particular director may possess additional skills, knowledge or experience even though they are not indicated below.

	Frederick Arnold (1)	Anna Escobedo Cabral	William M. Diefenderfer, III	Katherine A. Lehman	Linda A. Mills	John (Jack) F. Remondi	Jane J. Thompson	Laura S. Unger	Barry L. Williams	David L. Yowan
Skills and Experience
Board of Directors Experience	X	X	X	X	X	X	X	X	X	X
Industry Experience	X		X		X	X	X		X	X
Executive Leadership	X	X	X	X	X	X	X	X	X	X
Business Operations	X			X	X	X	X	X	X	X
Finance/Capital Allocation	X	X	X	X	X	X	X		X	X
Financially Literate (2)	X	X	X	X	X	X	X	X	X	X
Audit Committee Financial Expert (3)	X		X	X	X	X			X	X
Regulatory/Policy/Legal	X	X	X		X	X	X	X	X	X
Mergers/Acquisitions	X			X	X	X	X	X	X	X
Higher Education		X	X		X	X	X		X
Human Capital Management/Compensation	X	X	X	X	X	X	X		X	X
Corporate Governance	X	X	X	X	X	X	X	X	X	X
Technology/Systems					X	X				X

(1)	Mr. Arnold joined the Board on August 9, 2018.
(2)	Directors who are able to read and understand financial statements.
(3)	Directors determined by the Board to be audit committee financial experts, as that term is defined under rules promulgated by the SEC.

2019 Proxy Statement	3

Our Director Nominees

Name	Age(1)	Director Since(2)	Occupation and Experience	Independent	Committee Memberships					Other Public Boards(3)
					EC	AC	CC	NGC	FOC
Frederick Arnold	65	2018	Financial Executive	Yes		M				2
Anna Escobedo Cabral	59	2014	Partner, Cabral Group, LLC	Yes	M	C		M		0
William M. Diefenderfer, III	73	1999	Partner, Diefenderfer, Hoover, McKenna & Wood, LLP	Yes	C					0
Katherine A. Lehman	44	2014	Managing Partner, Hilltop Private Capital, Private Equity Investor	Yes	M		M		C	1
Linda A. Mills	69	2014	President, Cadore Group LLC	Yes			M		M	1
John (Jack) F. Remondi	56	2013	President and Chief Executive Officer, Navient	No	M					1
Jane J. Thompson	67	2014	CEO, Jane J. Thompson Financial Services	Yes	M		C		M	2
Laura S. Unger	58	2014	President, Unger, Inc.	Yes	M	M		C		1
Barry L Williams	74	2000	Retired – Investment Consultant	Yes			M	M		1
David L Yowan	62	2017	EVP and Corporate Treasurer American Express Company	Yes		M			M	0
(1)	Ages are as of [•] [•], 2019.
(2)

For purposes of this chart and the director tenure chart on the immediately preceding page, we are considering a Director’s prior service with SLM Corporation and its publicly-held predecessors prior to our separation transaction in 2014.

(3)

At his appointment to the Board in August 2018, Mr. Arnold was a member of two public company boards, (i) Syncora Holdings Ltd. (OTC: SYNCRF) and (ii) Corporate Capital Trust, Inc.(NYSE: CCT). In December of 2018, CCT merged with FS KKR Capital Corporation at which time Mr. Arnold’s service on the CCT board terminated. Following the merger, Mr. Arnold became a director of FS KKR (NYSE: FSK) and three public business development companies (“BDCs”) that are affiliated with FSK: FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV. While the affiliated BDCs are public reporting companies, their shares are not publicly traded on any exchange. For this reason, the Company has chosen not to include the three related BDCs as additional public company directorships.

EC	Executive Committee	NGC	Nominations and Governance Committee	C	Chair
AC	Audit Committee	FOC	Finance and Operations Committee	M	Member
CC	Compensation and Personnel Committee

2019 Proxy Statement	4

General Information

Navient Corporation (“Navient,” the “Company,” “we,” “our” or “us”) is furnishing this proxy statement to solicit proxies on behalf of the Board of Directors (the “Board of Directors” or “Board”) for use at our 2019 Annual Meeting of Shareholders (the “Annual Meeting”). A copy of the Notice of 2019 Annual Meeting of Shareholders accompanies this proxy statement.

2019 Proxy Statement	5

Questions and Answers about the Annual Meeting and Voting

Who may vote?

Only shareholders who owned shares of Navient’s Common Stock, par value $0.01 per share (“Common Stock”), at the close of business on [•] [•], 2019, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting. Navient’s Common Stock is listed on the Nasdaq Stock Market (“Nasdaq”) under the symbol “NAVI.” On [•] [•], 2019, ______________ shares of Common Stock were outstanding and eligible to be voted. Each share of Common Stock is entitled to one vote with respect to each matter on which holders of Common Stock are entitled to vote.

Why am I receiving these proxy materials?

These proxy materials are being furnished to you in connection with the solicitation of proxies by our Board of Directors for the Annual Meeting to be held on [•], [•], 2019 at [•] Eastern Time at [•]. The proxy materials include our Notice of 2019 Annual Meeting of Shareholders of Navient Corporation, proxy statement and WHITE proxy card. WHITE proxy cards are being solicited on behalf of our Board of Directors. The proxy materials include detailed information about the matters that will be discussed and voted on at the Annual Meeting and furnish you with the information you need in order to vote, whether or not you attend the Annual Meeting in person.

A copy of the 2018 Annual Report for the fiscal year ended December 31, 2018, accompanies these proxy materials. The Company’s 2018 Annual Report is not proxy soliciting material.

Can I access the proxy materials on the Internet?

Yes. The Company’s proxy statement and our 2018 Annual Report are available free of charge at https://www.navient.com/about/investors/stockholderinfo and http://materials.proxyvote.com. You may also obtain these materials at the SEC website at www.sec.gov.

Has Navient been notified that a shareholder intends to propose alternative director nominees at the Annual Meeting?

Yes. Canyon has notified Navient that Canyon intends to nominate a slate of four nominees for election to the Board of Directors at the Annual Meeting in opposition to the nominees recommended by the Board of Directors. The Navient Board of Directors does NOT endorse any Canyon nominees and recommends that you vote “FOR” the election of each of the nominees proposed by the Board of Directors. The Board of Directors urges you NOT to sign or return or vote any Gold proxy card sent to you by Canyon. If you have already voted using a Gold proxy card sent to you by Canyon, you can revoke it by signing, dating and mailing the enclosed WHITE proxy card.

What does it mean if I receive more than one proxy card?

Many of our shareholders hold their shares in more than one account and may receive separate proxy cards or voting instructions forms for each of those accounts. If you receive more than one WHITE proxy card, your shares are registered in more than one name or are registered in different accounts. Please sign, date and return or otherwise submit your proxy with respect to each WHITE proxy card to ensure that all of your shares are voted.

2019 Proxy Statement	6

Additionally, please note that Canyon has stated its intention to nominate four nominees for election as directors at the Annual Meeting. If Canyon proceeds with its nominations, you may receive proxy solicitation materials from Canyon, including an opposition proxy statement and a Gold proxy card. The Board of Directors recommends that you disregard and do NOT return any Gold proxy card you receive from Canyon.

Voting to “WITHHOLD” with respect to any Canyon nominee on a Gold proxy card sent to you by Canyon is NOT the same as voting for the Board of Directors’ nominees because a vote to “WITHHOLD” with respect to any Canyon nominee on its Gold proxy card will revoke any proxy you previously submitted.

If you have already voted using Canyon’s Gold proxy card, you have every right to change your vote and revoke your prior proxy by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or telephone by following the instructions provided on the enclosed WHITE proxy card. Only your last validly submitted proxy will be counted. If you have any question or need assistance voting, please call MacKenzie, Navient’s proxy solicitor. Shareholders may call MacKenzie toll-free at 800-322-2885 or collect at 212-929-5500. Shareholders may also contact MacKenzie via email at navient@mackenziepartners.com.

What is the difference between holding shares as a beneficial owner in street name and as a shareholder of record?

If your shares are held in street name through a broker, bank, trustee or other nominee, you are considered the beneficial owner of those shares. As the beneficial owner, you have the right to direct your broker, bank, trustee or other nominee how to vote your shares. Without your voting instructions, because of the contested nature of the proposals, to the extent your broker, bank, trustee or other nominee provides you with Canyon’s proxy materials, your broker, bank, trustee or other nominee may not vote your shares with respect to the election of directors (Proposal 1) or on any of the other proposals on the agenda for the Annual Meeting. Even if your broker, bank, trustee or other nominee does not provide you with Canyon’s proxy materials, without your voting instructions, your broker, bank, trustee or other nominee may only vote your shares on proposals considered to be routine matters. The only routine matter being considered at the meeting is Proposal 2 (relating to the ratification of the independent registered public accounting firm). Proposals 1, 3 and 4 are considered non-routine matters. For non-routine matters, your shares will not be voted without your specific voting instructions. We encourage you to instruct your broker, bank, trustee or other nominee to vote your shares by filling out and returning the enclosed WHITE proxy card.

If your shares are registered directly in your name with Navient’s transfer agent, Computershare, you are considered to be a shareholder of record with respect to those shares. As a shareholder of record, you have the right to grant your voting proxy directly to Navient’s Board of Directors or to a third party, or to vote in person at the Annual Meeting.

2019 Proxy Statement	7

How do I vote?

Navient encourages shareholders to fill out and return the enclosed WHITE proxy card or vote via telephone or the Internet as instructed on your WHITE proxy card in advance of the Annual Meeting, even if you plan to attend the Annual Meeting.

What if I hold my shares in street name and I do not provide my broker, bank, trustee or other nominee with instructions about how to vote my shares?

You may instruct your broker, bank, trustee or other nominee how to vote your shares using any of the methods described above. Without your voting instructions, because of the contested nature of the proposals, to the extent your broker, bank, trustee or other nominee provides you with Canyon’s proxy materials, your broker, bank, trustee or other nominee may not vote your shares with respect to the election of directors (Proposal 1) or on any of the other proposals on the agenda for the Annual Meeting. Even if your broker, bank, trustee or other nominee does not provide you with Canyon’s proxy materials, without your voting instructions, your broker, bank, trustee or other nominee may only vote your shares on proposals considered to be routine matters. The only routine matter being considered at the meeting is Proposal 2 (relating to the ratification of the independent registered public accounting firm). Proposals 1, 3 and 4 are considered non-routine matters. For non-routine matters, your shares will not be voted without your specific voting instructions. We encourage you to instruct your broker, bank, trustee or other nominee to vote your shares by filling out and returning the enclosed WHITE proxy card.

2019 Proxy Statement	8

How do I vote shares of Common Stock held in my 401(k) Plan?

If you participate in the Navient 401(k) Savings Plan, you may vote the number of shares equivalent to your interest in the plan’s company stock fund, if any, as credited to your account on the record date. You will need to instruct the 401(k) Savings Plan trustee by telephone, internet or by mail on how to vote your shares. Voting instructions must be received no later than [•], Eastern Daylight Time, on [•] [•], 2019. If you own shares through the Navient 401(k) Savings Plan and do not provide voting instructions with respect to your plan shares, the trustee will vote your plan shares on each proposal in the same proportion as other plan shares are being voted.

How do proxies work?

Navient’s Board of Directors is requesting your proxy. Giving your proxy means that you authorize the persons named as proxies therein to vote your shares at the Annual Meeting in the manner you specify in your proxy (or to exercise their discretion as described herein). If you hold your shares as a record holder and sign and return a proxy card but do not specify how to vote on a proposal, the persons named as proxies will vote your shares in accordance with the Board of Directors’ recommendations. The Board of Directors has recommended that shareholders vote:

•	“FOR” the election of each of the director nominees named in Proposal 1;

•	“FOR” ratification of the appointment of Navient’s independent registered public accounting firm, as set forth in Proposal 2;

•	“FOR” approval, on a non-binding advisory basis, of the compensation paid to our named executive officers as set forth in this proxy statement as Proposal 3; and

•	“FOR” a proposal to approve the Amended and Restated Navient Corporation Employee Stock Purchase Plan.

Giving your proxy also means that you authorize the persons named as proxies to vote on any other matter properly presented at the Annual Meeting in the manner they determine is appropriate. Navient does not know of any other matters to be presented at the Annual Meeting as of the date of this proxy statement.

Can I change my vote?

Yes. If you hold your shares as a record holder, you may revoke your proxy or change your vote at any time prior to the final tallying of votes by:

•	Delivering a written notice of revocation to Navient’s Corporate Secretary at the Office of the Corporate Secretary, 123 Justison Street, Wilmington, Delaware 19801;

•	Submitting another properly completed proxy card with a later date;

•	Submitting another timely vote via the Internet, by telephone or by mailing a new proxy (following the instructions listed under the “How do I vote?” section); or

•	Attending the Annual Meeting and voting in person.

If your shares are held in street name, you need to contact your broker, bank, trustee or nominee for instructions on how to revoke or change your voting instructions.

2019 Proxy Statement	9

If you have previously signed a Gold proxy card sent to you by Canyon, you may change your vote and revoke your prior proxy by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or telephone by following the instructions on the enclosed WHITE proxy card. Submitting a Gold proxy card—even if you vote to “WITHHOLD” with respect to the Canyon nominees—will revoke any votes you previously made via our WHITE proxy card. Accordingly, if you wish to vote pursuant to the recommendation of our Board of Directors, you should disregard and NOT return any Gold proxy card that you may receive from Canyon, even as a protest vote against Canyon.

What constitutes a quorum?

A quorum of shareholders is necessary to transact business at the Annual Meeting. A quorum will exist when the holders of a majority of the shares of Common Stock entitled to vote are present in person or represented by proxy, including proxies on which abstentions (withholding authority to vote) are indicated. Abstentions and broker non-votes will be counted in determining whether a quorum exists.

What vote is necessary to approve each matter to be voted on at the Annual Meeting?

The following table provides a summary of the voting criteria for the Board’s voting recommendations for the matters on the agenda for the 2019 Annual Meeting:

Proposal	Voting Options	Vote Required for Approval	Abstentions	Broker Non-Votes	Broker Discretionary Vote Permitted	Board’s Voting Recommendation
1. Election of Directors	“FOR ALL” or “WITHHOLD ALL” or “FOR ALL EXCEPT”	Affirmative vote of the holders of a plurality of the votes cast.	NOT COUNTED	NOT COUNTED	NO	FOR the election of each of the director nominees

2. Ratify the appointment of KPMG LLP as Navient’s independent registered public accounting firm for 2019	“FOR” or “AGAINST” or “ABSTAIN” from voting	Affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote on the proposal.	COUNTED as votes Against	NOT COUNTED	YES*	FOR

3. Approve, in a non-binding advisory vote, the compensation paid to Navient’s named executive officers	“FOR” or “AGAINST” or “ABSTAIN” from voting	Affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote on the proposal.	COUNTED as votes Against	NOT COUNTED	NO	FOR

4. Approve the Amended and Restated Navient Corporation Employee Stock Purchase Plan	“FOR” or “AGAINST” or “ABSTAIN” from voting	Affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote on the proposal.	COUNTED as votes Against	NOT COUNTED	NO	FOR

*

If you do not provide your broker with voting instructions regarding Proposal 2, they will have discretionary authority to vote your shares on Proposal 2 only to the extent that they have not provided you with Canyon’s proxy materials.

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Who will count the vote?

Votes will be tabulated by an independent inspector of elections.

Who can attend the Annual Meeting?

Only shareholders as of the record date, [•] [•], 2019, or their duly appointed proxies, may attend. No guests will be allowed to attend the Annual Meeting.

What do I need to do to attend the Annual Meeting and when should I arrive?

The Annual Meeting will be held at [•] located at [•] beginning at [•], Eastern Daylight Time. Admission to the Annual Meeting will begin at approximately [•], Eastern Daylight Time.

In order to be admitted to the Annual Meeting, you should:

•	arrive shortly after [•], Eastern Daylight Time, to ensure that you are seated by the start of the Annual Meeting at [•], Eastern Daylight Time;

•	be prepared to comply with security requirements, which may include, among other security measures, security guards searching all bags and attendees passing through a metal detector;

•	leave your camera at home because cameras, transmission, broadcasting and other recording devices, including smartphones, will not be permitted in the meeting room; and

•

bring photo identification, such as a driver’s license, and proof of ownership of Common Stock on the record date, [•] [•], 2019. If you are a holder of record, the top half of your proxy card is your admission ticket. If you hold your shares in street name, a recent brokerage statement or a letter from your bank, broker, trustee or other nominee are examples of proof of ownership. If you want to vote your shares held in street name in person, you must obtain a legal proxy in your name from the broker, bank, trustee or other nominee that holds your shares of Common Stock.

Any holder of a proxy from a shareholder must present a properly executed legal proxy and a copy of the proof of ownership.

If you do not provide photo identification and comply with the other procedures outlined above for attending the Annual Meeting in person, you will not be admitted to the Annual Meeting.

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Overview of Proposals

This proxy statement contains four proposals requiring shareholder action, each of which is discussed in more detail below.

•	Proposal 1 requests the election of the director nominees named in this proxy statement and on the enclosed WHITE proxy card to the Board of Directors.

•	Proposal 2 requests ratification of the appointment of KPMG LLP as Navient’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

•	Proposal 3 requests the approval, in a non-binding advisory vote, of the compensation paid to our named executive officers as set forth in this proxy statement.

•	Proposal 4 requests approval of the Amended and Restated Navient Corporation Employee Stock Purchase Plan.

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Proposal 1 — Election of Directors

Under the Navient Bylaws (the “Bylaws”), the Board of Directors has the authority to determine the size of the Board of Directors and to fill any vacancies that may arise prior to the next annual shareholder meeting. Although the Board has the authority to change its size at any time, currently the Board has set the size of our Board at 10.

On [•] [•], 2019, the Nominations and Governance Committee recommended and the Board of Directors nominated the following directors for election at the Annual Meeting:

Frederick Arnold

Anna Escobedo Cabral

William M. Diefenderfer, III

Katherine A. Lehman

Linda A. Mills

John (Jack) F. Remondi

Jane J. Thompson

Laura S. Unger

Barry L. Williams

David L. Yowan

Biographical information and qualifications and experience for each nominee appears beginning on the next page. In addition, Appendix B sets forth information relating to our directors, nominees for directors and certain of our officers and employees who may be considered “participants” in our solicitation of proxies under the applicable SEC rules by reason of their position as directors or officers of the Company, as nominees for directors or because they may be soliciting proxies on our behalf.

In addition to fulfilling the general criteria for director nominees described in the section titled “Nominations Process,” each nominee possesses experience, skills, attributes and other qualifications that the Board of Directors has determined support its oversight of Navient’s business, operations and structure. These qualifications are discussed beginning on the next page along with biographical information regarding each member of the Board of Directors, including each individual’s age, principal occupation and business experience during the past five years. Information concerning each director is based in part on information received from him or her and in part from Navient’s records.

All nominees listed above have consented to being named in this proxy statement and to serve if elected. Should any nominee subsequently decline or be unable to accept such nomination to serve as a director, an event that the Board of Directors does not now expect, the Board of Directors may designate a substitute nominee or the persons voting the shares represented by proxies solicited hereby may vote those shares for a reduced number of nominees. If the Board of Directors designates a substitute nominee, persons named as proxies will vote “FOR” that substitute nominee.

Navient’s Bylaws generally provide that the election of a director nominee will be by a majority of the votes cast and voting affirmatively or negatively with respect to the nominee at a meeting for the election of directors at which a quorum is present. However, under the Bylaws, the election of a director nominee will be by a plurality of the votes cast in a contested election, where the number of nominees for director exceeds the number of directors to be elected 10 days in advance of the date that the Company files its definitive proxy statement (regardless of whether or not such definitive proxy statement is thereafter revised or supplemented) with the SEC for the meeting at which directors are to be elected. Our Corporate Secretary has determined that the election at the Annual Meeting is a contested election because nomination of Canyon’s nominees means that the number of nominees exceeds the number of directors to be elected. Accordingly, the provisions of the Bylaws relating to majority voting for directors will not be applicable to the Annual Meeting and plurality voting will apply at the Annual Meeting. Accordingly, the 10 director nominees receiving the highest number of shares voted “FOR” the nominee’s election will be elected to the Board of Directors. Shares that are not voted in the election of directors, including abstentions and broker non-votes, will have no direct effect in the election of directors. Those shares, however, are taken into account in determining whether a sufficient number of shares are present to establish a quorum.

Pursuant to our Bylaws, written notice by shareholders of qualifying nominations for election to our Board of Directors must have been received by our Corporate Secretary by February 23, 2019. We did not receive any such nominations other than the nominations from Canyon, and no other nominations for election to our Board may be made by shareholders at the Annual Meeting.

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As of the date of filing of this preliminary proxy statement, the Board had not made the formal final decision on the slate of directors to be nominated by the Board for election at the Annual Meeting and the composition of such slate of directors is subject to change.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

Under applicable SEC rules and regulations, members of the Board of Directors, the Board of Directors’ nominees, and certain officers and certain other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. Certain required information regarding these “participants” is provided in Appendix B to this proxy statement.

The Board of Directors recommends using the enclosed WHITE proxy card to vote “FOR” each of the Board of Directors’ ten (10) nominees for director. Canyon has provided the Company with notice that it intends to nominate four nominees for election as directors at the Annual Meeting. As a result, the election of directors is considered a contested election, meaning the ten (10) nominees receiving the largest pluralities of the votes cast will be elected.

The Board of Directors recommends that you disregard any Gold proxy card that may be sent to you by Canyon. Voting to “WITHHOLD” with respect to Canyon’s nominees on its Gold proxy card is not the same as voting “FOR” our Board of Directors’ nominees, because a vote to “WITHHOLD” with respect to Canyon’s nominees on its Gold proxy card will revoke any previous proxy submitted by you. If you have already voted using a Gold proxy card sent to you by Canyon, the Board recommends that you revoke it by signing, dating and returning the enclosed WHITE proxy card. Only your properly submitted proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

Name and Age Service as a Director	Position, Principal Occupation, Business Experience and Directorships
Jack Remondi, 56 Director since May 2013

President and Chief Executive Officer

Navient Corporation

Directorships of Other Public Companies:

CubeSmart Real Estate Investment Trust (NYSE: CUBE) — 2009 to present

SLM Corporation — Former Board Member

Other Professional and Leadership Experience:

Chairman, Reading is Fundamental

Trustee, Nellie Mae Education Foundation

Skills, Experience and Qualifications:

Mr. Remondi has been the Company’s President and Chief Executive Officer since April 2014. He was SLM Corporation’s President and Chief Executive Officer from May 2013 to April 2014, President and Chief Operating Officer from January 2011 to May 2013 and its Vice Chairman and Chief Financial Officer from January 2008 to January 2011.

Mr. Remondi has a nearly 30-year history in the student loan and business services industry with Navient and its predecessors, in a variety of leadership roles, including as chief executive officer, chief operating officer and chief financial officer. He has the in-depth knowledge of our industry, customers, investors and competitors, as well as the relationships, to lead our company. Mr. Remondi brings to our Board of Directors a unique historical perspective of Navient, its operations and the evolution of the student loan industry, and he provides valuable insights to our Board in the areas of finance, accounting, portfolio management, business operations and student/consumer lending.

2019 Proxy Statement	14

Name and Age Service as a Director	Position, Principal Occupation, Business Experience and Directorships
William M. Diefenderfer, III, 73 Chairman of the Board since March 2014 Director since May 1999

Partner

Diefenderfer, Hoover, McKenna & Wood, LLP

Business Experience:

Partner, Diefenderfer, Hoover, McKenna & Wood, LLP, a law firm, Pittsburgh, PA — 1991 to present

Chief Executive Officer and President, Enumerate Solutions, Inc., a privately-owned technology company — 2000 to 2002

Deputy Director, U.S. Office of Management and Budget — 1989 to 1991

Directorships of Other Public Companies:

CubeSmart Real Estate Investment Trust — Former Board Member and Chairman

SLM Corporation — Former Board Member

Other Professional and Leadership Experience:

Former Board Member, Public Company Accounting Oversight Board (PCAOB) Standing Advisory Group

Skills, Experience and Qualifications:

Mr. Diefenderfer’s legal background, his involvement in the executive branch of the federal government, and his leadership roles in business and with the PCAOB, together with his service as a member of other public company boards, both as chairman and as chair of various committees, including audit committees, bring valuable experience in the areas of finance, accounting, business operations, political/governmental affairs and law to our Board of Directors.

2019 Proxy Statement	15

Frederick Arnold, 65 Director since August 2018

Financial Executive

Business Experience:

Chief Financial Officer, Convergex Group, LLC — July 2015 to May 2017

Executive Vice President and Chief Financial Officer, Capmark Financial Group, Inc. — September 2009 to January 2011

Executive Vice President of Finance, Masonite Corporation — February 2006 to September 2007

Executive Vice President, Strategy and Development, Willis North America — 2001 to 2003

Chief Administrative Officer, Willis Group Holdings Ltd. — 2000 to 2001

Chief Financial and Administrative Officer, Willis North America — 2000

Directorships of Other Public Companies:

FS KKR Capital Corp (NYSE: FSK) — 2018 to Present

FS Investment Corporation II — 2018 to Present

FS Investment Corporation III — 2018 to Present

FS Investment Corporation IV — 2018 to Present

Syncora Holdings Ltd. (OTC: SYCRF) — 2016 to Present

Corporate Capital Trust (NYSE: CCT) — Former Chairman of the Board

CIFC Corp. (Nasdaq: CIFC) — Former Board Member

Other Professional and Leadership Experience:

Chairman of the Board, Lehman Brothers Holdings Inc.

Director, Lehman Commercial Paper Inc.

Skills, Experience and Qualifications:

Mr. Arnold spent 20 years as an investment banker primarily at Lehman Brothers and Smith Barney, where he served as managing director and head of European corporate finance. His experience originating and executing mergers and acquisitions and equity financings across a wide variety of industries and geographies, as well as his other board experience, brings a valuable perspective to our Board of Directors. Subsequently, Mr. Arnold spent 15 years in various senior financial positions at a number of private equity-owned portfolio companies.

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Anna Escobedo Cabral, 59 Director since December 2014

Partner

Cabral Group, LLC

Business Experience:

Partner, Cabral Group — 2018 to present

Senior Advisor, Inter-American Development Bank — 2009 to 2018

Treasurer of the United States, U.S. Department of the Treasury — 2004 to 2009

Director, Smithsonian Institution’s Center for Latino Initiatives — 2003 to 2004

CEO, Hispanic Association on Corporate Responsibility — 1999 to 2003

Staff Director & Chief Clerk, U.S. Senate Committee on the Judiciary — 1993 to 1999

Executive Staff Director, U.S. Senate Task Force on Hispanic Affairs — 1991 to 1999

Other Professional and Leadership Experience:

Vice Chair, Hispanic Diversity Advisory Committee, Comcast NBCU

Trustee, Jessie Ball duPont Fund

Chair, BBVA Microfinance Foundation Board

Former Member, NatureBridge Regional Advisory Committee

Former Member, NatureBridge Board of Directors

Former Chair, Financial Services Roundtable Retirement Security Council

Former Member, Providence Hospital Foundation Board

Former Member, American Red Cross Board of Directors

Former Member, Sewall Belmont House Board of Directors

Former Member, Martha’s Table Board of Directors

Skills, Experience and Qualifications:

Ms. Cabral’s extensive experience in public policy, government, public affairs, corporate social responsibility, international development, and financial literacy, as well as her experience as a chief operating officer in the nonprofit sector, enables her to provide valuable insights and judgment to our Board of Directors.

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Katherine A. Lehman, 44 Director since November 2014

Private Equity Investor

Business Experience:

Managing Partner, Hilltop Private Capital — 2016 to Present

Managing Director and Deal Team Leader, Lincolnshire Management — 2009 to 2016

Other Investment Roles, Lincolnshire Management — 2001 to 2009

Directorships of Other Public Companies:

Stella-Jones (TSX: SJ) — 2016 to present

Chair of the Board

Other Professional and Leadership Experience:

Director, American Track Services

Director, Spiral Holding

Former Board Member, The Robert Toigo Foundation

Former Board Member, True Temper Sports

Former Board Member, Gruppo Fabbri

Former Board Member, PADI Holding Company

Former Board Member, Bankruptcy Management Solutions

Skills, Experience and Qualifications:

Ms. Lehman’s experience in private equity and financial services, along with her investment evaluation, portfolio oversight and board experience enable her to provide strategic and operational expertise in the areas of finance, review and analysis of investments, mergers and acquisitions, integration and operations, accounting and business, which assist our Board of Directors in evaluating our business and growth plans.

Linda Mills, 69 Director since May 2014

President

Cadore Group LLC

Business Experience:

President, Cadore Group LLC, a management and IT consulting company — 2015 to present

Corporate Vice President, Operations, Northrop Grumman — 2013 to 2015

Corporate Vice President & President, Information Systems and Information Technology Sectors, Northrop Grumman — 2008 to 2012

Directorships of Other Public Companies:

American International Group, Inc. (NYSE: AIG) — 2015 to present

Other Professional and Leadership Experience:

Board Member, Smithsonian National Air & Space Museum

Board of Visitors, University of Illinois, College of Engineering

Senior Advisory Group and Former Board Member, Northern Virginia Technology Council

Former Board Member, Wolf Trap Foundation for the Performing Arts

Skills, Experience and Qualifications:

Ms. Mills’ extensive experience in leading businesses and operations for large, complex multinational companies brings a valuable perspective to our Board of Directors in the areas of operations, financial management, strategic re-positioning, risk management, technology, federal, state and local government contracting, and cyber-risk. Through her service as a director on the board of another large, publicly traded corporation in a highly regulated industry, as well as her service on many nonprofit boards, Ms. Mills brings a unique and wide range of valuable strategic and operational perspectives to our Board.

2019 Proxy Statement	18

Jane J. Thompson, 67 Director since March 2014

Chief Executive Officer

Jane J. Thompson Financial Services LLC

Business Experience:

Chief Executive Officer, Jane J. Thompson Financial Services LLC, a management consulting firm — 2011 to present

President, Financial Services, Walmart Stores, Inc. — 2002 to 2011

Executive Vice President, Credit, Home Services, Online and Corporate Planning,
Sears, Roebuck and Co. — 1988 to 1999

Consultant/Partner, McKinsey & Company — 1978 to 1988

Directorship of Other Public Companies:

OnDeck Capital, Inc. (NYSE: ONDK) — 2014 to present

Chair of Nominating Committee

Mitek Systems, Inc. (Nasdaq: MITK) — 2017 to present

Blackhawk Network Holdings, Inc. — Former Board Member

VeriFone Systems, Inc. — Former Board Member

The Fresh Market — Former Board Member

Other Professional and Leadership Experience:

Member, Commercial Club of Chicago

Former Member and Chair, The Chicago Network

Former Member and Board Member, The Economic Club of Chicago

Former Member, Center for Financial Services Innovation Board

Former Member, CFPB Consumer Advisory Board

Former Member and Chair, Boys & Girls Clubs of Chicago Board

Former Member, Lurie Children’s Hospital of Chicago Board of Trustees

Former Trustee, Bucknell University

Former Member, Corporate Advisory Board, Darden Graduate School of Business, University of Virginia

Former Member, Corporate Advisory Board, Walton Graduate School of Business, University of Arkansas

Skills, Experience and Qualifications:

Ms. Thompson brings a unique depth and breadth of expertise to our Board of Directors in the areas of consumer behavior, financial services, consumer lending, finance and financial services regulation. She has extensive experience in consumer lending, as well as management experience with large, publicly traded businesses. Combined with other leadership roles in business—including service as a director of several public companies and as a member of audit, compensation, risk management and governance committees—Ms. Thompson’s business experience enables her to provide valuable insights to our Board in a variety of areas.

2019 Proxy Statement	19

Laura S. Unger, 58 Director since November 2014

President

Unger, Inc.

Business Experience:

President, Unger, Inc., a financial services consulting firm — 2018 to present

Special Advisor, Promontory Financial Group — 2010 to 2014

Independent Consultant to JPMorgan — 2003 to 2009

Commissioner, U.S. Securities and Exchange Commission — 1997 to 2002 (including six months as Acting Chairman)

Counsel, U.S. Senate Committee on Banking, Housing & Urban Affairs — 1990 to 1997

Directorships of Other Public Companies:

CIT Group (NYSE: CIT) — 2010 to present

Nomura Holdings, Inc. (NYSE: NMR) — 2018 to present

CA Technologies — Former Board Member

Ambac Financial Group, Inc. — Former Board Member

Other Professional and Leadership Experience:

Board Member, Children’s National Medical Center

Director, Nomura Securities, Inc.

Director, Nomura Global Financial Products

Skills, Experience and Qualifications:

Ms. Unger has significant corporate governance expertise as a member or chair of boards and board committees of public companies and her service at the U.S. Securities and Exchange Commission. Her government, public policy and legal and regulatory experience, together with her extensive leadership experience at government agencies, provides our Board of Directors with perspectives into regulatory policy and the political and legislative process.

2019 Proxy Statement	20

Barry L. Williams, 74 Director since July 2000

Retired – Investment Consultant

Business Experience:

President, Williams Pacific Ventures, Inc., a consulting and investment company — 1987 to 2014

Directorships of Other Public Companies:

Jacobs Engineering Group, Inc. (NYSE: JEC) — 2018 to present

PG&E Corporation — Former Board Member

Northwestern Mutual Life Insurance Company — Former Board Member

Simpson Manufacturing Co. Inc. — Former Board Member

SLM Corporation — Former Board Member

Other Professional and Leadership Experience:

Director, Sutter Health

Trustee, Management Leadership for Tomorrow

Former Director, CH2M Hill Companies

Trustee Emeritus, American Conservatory Theater

Skills, Experience and Qualifications:

Mr. Williams brings a wealth of management, leadership, and business skills to our Board of Directors. His experience leading an investment and consulting firm, and his executive roles in business, finance, audit, operations and real estate make him a valuable asset to our Board. These skills, when combined with his service as a director of a number of public companies, including service on several audit, governance and compensation committees, enable him to provide relevant and actionable insights to our Board in the areas of finance, financial services, business operations, capital markets and corporate governance.

David L. Yowan, 62 Director since March 2017

Consumer Financial Services Executive

American Express Company

Business Experience:

Executive Vice President and Treasurer, American Express Company — 2006 to present

Senior Treasury Management, American Express Company — 1999 to 2006

Senior Vice President, North American Consumer Bank Treasury, Citigroup — 1987 to 1998

Skills, Experience and Qualifications:

Mr. Yowan’s extensive experience in consumer financial services including his long tenure with the world’s largest payment card issuer makes him a valuable addition to Navient’s Board of Directors. His insight and experience in risk management, balance sheet management, asset securitization and strategy make him ideally suited to assist our Board in overseeing financial, operational and credit risk management.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE ON THE ENCLOSED WHITE PROXY CARD.

2019 Proxy Statement	21

Background of the Solicitation

Over the last several years, representatives of the Company met with representatives of Canyon as a part of the Company’s ordinary course engagement with the Company’s shareholders and its equity and asset-backed securities investors.

On December 21, 2017, Canyon notified the Company that it intended to file notices under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 to enable Canyon to acquire more than $80.8 million of the Company’s Common Stock, including shares that Canyon already owned.

On December 28, 2017, Canyon sent the Company a notice that it intended to file on December 28, 2017 a corrective filing with the Federal Trade Commission for shares acquired in November 2017 in excess of $80.8 million of the Company’s Common Stock and its planned acquisition of shares in excess of $161.5 million.

On February 14, 2018, Canyon filed a Schedule 13G with the SEC disclosing an aggregate beneficial ownership of 15,250,281 shares of the Company’s Common Stock, representing approximately 5.8% of the outstanding shares, and noting that such shares were not acquired to effect change or influence control of the Company.

On March 2, 2018, Canyon sent a letter to Jack Remondi, the Company’s Chief Executive Officer and President, with copies to the Board, Christian Lown, the Company’s Chief Financial Officer, and Joe Fisher, the Company’s Vice President, Investor Relations, sharing Canyon’s perspective on the Company’s performance. Canyon expressed concern about the Company’s expenses and recommended that the Board and management retain an advisor to review, among other things, the Company’s capital return, acquisitions, growth strategy, portfolio wind downs and management incentive program.

On March 5, 2018, Mr. Remondi, Mr. Lown and Mr. Fisher had a telephone conference with Jonathan Heller, a partner at Canyon, during which Mr. Heller followed up on the letter sent on March 2, 2018 and recommended that the Company hire a financial advisor. Mr. Heller also suggested that the Company make a public announcement about hiring the financial advisor.

On April 2, 2018, the Company filed a Form 8-K disclosing that, on March 27, 2018, John K. Adams, a member of the Board and Chair of the Finance and Operations Committee of the Board, informed the Company that he would not stand for re-election to the Company’s Board at the 2018 Annual Meeting.

On April 4, 2018, Canyon converted to a non-passive holder by filing a Schedule 13D with the SEC (the “Schedule 13D”) disclosing an aggregate beneficial ownership of 20,441,712 shares of the Company’s Common Stock, representing, as of that date, approximately 7.8% of the outstanding shares. In the Schedule 13D, Canyon disclosed that, among other things, since one director would not be standing for election at the 2018 Annual Meeting, Canyon intended to discuss potential director candidates with the Company’s management and the Board. According to the Schedule 13D, Canyon also intended, among other things, to communicate with the Company’s management and the Board regarding certain strategic alternatives and transactions, including a possible sale of the Company or certain of its businesses or assets.

Also, on April 4, 2018, the Company issued a press release acknowledging Canyon’s Schedule 13D filing and stating that the Company regularly engages in “discussions with shareholders, and [would] engage with Canyon to discuss potential board nominees and to continue to learn more about their ideas toward our common goal of enhancing shareholder value.”

On April 11, 2018, Canyon sent Frederick Arnold’s resume to Mr. Fisher and requested that the Board consider Mr. Arnold as a director candidate.

On April 13, 2018, Mr. Heller and Mr. Fisher had a telephone conversation, during which Mr. Heller communicated Canyon’s interest in meeting the Board to discuss potential Board nominees and Canyon’s views regarding ways to improve the Company’s performance.

On May 4, 2018, Canyon filed Amendment No. 1 to its Schedule 13D disclosing an increase in its ownership of the Company’s Common Stock. Pursuant to Canyon’s amended Schedule 13D, Canyon disclosed an aggregate beneficial ownership of 25,435,480 shares of the Company’s Common Stock, representing, as of that date, approximately 9.6% of the outstanding shares.

Also, on May 4, 2018, the Nominations and Governance Committee discussed Canyon’s communications regarding potential Board candidates and decided to approach Canyon for a recommendation of additional director candidates.

2019 Proxy Statement	22

On May 8, 2018, William M. Diefenderfer, III, the Chairman of the Board, and Mr. Fisher held an introductory telephone conversation with representatives of Canyon, including Mr. Heller. Mr. Diefenderfer requested that Canyon recommend additional director candidates for the Board’s consideration.

On May 11, 2018, Canyon provided resumes for two additional director candidates for the Board’s consideration.

On May 23, 2018, the Nominations and Governance Committee met and decided to vet each of Canyon’s three director nominees prior to making a recommendation to the Board regarding the replacement of Mr. Adams.

On May 24, 2018, at the 2018 Annual Meeting, the Company’s shareholders re-elected the nine incumbent directors to the Board that were nominated for re-election. Later that day, following the conclusion of the 2018 Annual Meeting, Canyon representatives met with the Board and the Company’s management to introduce themselves to the Board and to express Canyon’s views regarding the Company’s business and performance.

Throughout the summer of 2018, the Company’s management and advisors continued to evaluate Canyon’s views and engage in discussions from time to time with Canyon. During this time, the Board received periodic updates of these discussions and considered Canyon’s views. In June 2018, all three of the director candidates recommended by Canyon were interviewed by the Nominations and Governance Committee as well as by certain other members of the Board.

On June 13, 2018, at the Board’s request, Morgan Stanley & Co. LLC (“Morgan Stanley”), the Company’s financial advisor, delivered to the Finance and Operations Committee its preliminary analysis regarding the then-current value of the Company. Morgan Stanley also addressed other matters that the Finance and Operations Committee had requested Morgan Stanley to review, including several items that Canyon had requested in its March 2, 2018 letter that the Company engage a financial advisor to review.

On June 21, 2018, Mr. Heller and Mr. Remondi had a dinner meeting in New York City to better know one another and to discuss Canyon’s views on the Company’s performance.

On August 9, 2018, the Board, upon the recommendation of the Nominations and Governance Committee , unanimously approved the appointment of Mr. Arnold as a director of the Company, effective immediately. Mr. Arnold was one of three candidates recommended to the Board for consideration by Canyon in private discussions with Mr. Remondi, Mr. Lown, Mark Heleen, Chief Legal Officer of the Company, and Mr. Fisher. Robert Webster, one of Canyon’s nominees for election at the Annual Meeting, was included in the group of candidates recommended by Canyon and was interviewed by the Nominations and Governance Committee and additional members of the Board.

During early September 2018, Mr. Remondi and Mr. Fisher had several telephone conversations with representatives of Canyon, including Mr. Heller, indicating that Canyon would like to obtain access to certain Company information and engage in discussion with the Company regarding several topics.

On September 6, 2018, Mr. Remondi and Mr. Fisher met with representatives of Canyon, including Joshua Friedman, Mitchel Julis, Co-Founders and Chief Investment Officers of Canyon, Todd Lemkin, a partner at Canyon, and Mr. Heller, in Los Angeles and, among other things, the Canyon representatives indicated that Canyon might be interested in acquiring the Company at a price above the then current market price for the stock.

On September 13, 2018, at the Barclays Global Financial Services Conference, Mr. Remondi and Mr. Fisher met with representatives of Canyon and other investors as part of a group meeting scheduled through the conference.

On September 14, 2018, Mr. Heller held a telephone conversation with Mr. Remondi and Mr. Fisher where they indicated a willingness to execute a confidentiality agreement.

Throughout the Company’s discussions with Canyon, Canyon indicated to the Company that they would be partnering with a private equity firm in its consideration of a potential transaction to acquire the Company. In mid-October 2018, Canyon told the Company that it would be partnering with Platinum Equity Advisors, LLC (“Platinum”) in pursuit of a potential acquisition of the Company.

On October 10, 2018, at a telephone meeting of the Board, Mr. Remondi informed the Board of Canyon’s interest in potentially acquiring the Company.

On October 19, 2018, Canyon and Platinum each executed a confidentiality agreement (each, an “NDA”) with the Company that required, among other things, that Canyon, Platinum and their respective representatives keep their discussions with the Company confidential and maintain the confidentiality of certain information to be provided by the Company to each of

2019 Proxy Statement	23

Canyon and Platinum. Each NDA included a two-year term and a customary standstill provision, which would expire on January 21, 2019. Prior to executing the NDAs, Canyon and the Company agreed that the initial phase of due diligence would focus on an agreed upon set of high priority items identified by Canyon and that the parties would agree to an extension of the standstill provision if additional phases of due diligence were desired.

After October 19, 2018, the Board and the Company’s management, with the assistance of its advisors, including Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), the Company’s legal counsel, and Morgan Stanley worked diligently with each of Canyon and Platinum in their extensive due diligence review of the Company, including by coordinating and attending multiple telephone and in-person meetings, by granting Canyon and Platinum access to confidential information in the Company’s data room, and by responding to numerous in-bound due diligence inquiries from Canyon, Platinum and their financial advisors, Moelis & Company (“Moelis”) and Barclays plc (“Barclays”).

On November 13, 2018, representatives of the Company (including Mr. Remondi and the Company’s advisors) met with representatives of Canyon and Platinum (including their advisors) to discuss a number of Canyon’s and Platinum’s outstanding due diligence items.

On November 18, 2018, representatives of Moelis sent an email communication to representatives of the Company and Morgan Stanley outlining the analysis by Canyon, Platinum and their financial advisors to allocate the Company’s unallocated overhead expenses.

On November 20, 2018, at the direction of the Board, representatives of Morgan Stanley sent an email communication to representatives of Moelis and Barclays reviewing the progress made by Canyon and Platinum in their due diligence review to date, indicating that the Company had provided Canyon and Platinum a substantial amount of financial and strategic information to help facilitate Canyon’s and Platinum’s assessment of the Company, that Navient believed it had provided the key information requested by Canyon and Platinum and that the Company expected that Canyon’s and Platinum’s advisors would soon be in position to discuss their views on value. Morgan Stanley further noted in the email communication that prior to discussing any price or range of values, Canyon and Platinum needed to address certain critical points that the Company believed to be integral to the Board’s evaluation of any potential bona fide acquisition proposal for the Company. Specifically, such critical points included how Canyon and Platinum would address the change of control provisions in the Company’s outstanding unsecured debt and warehouse financing facilities, how Canyon and Platinum would approach the rating agencies to discuss the impact of an acquisition transaction on the credit ratings of the Company’s unsecured debt and how Canyon and Platinum would address the litigation and regulatory matters facing the Company.

On December 2, 2018, a representative of Moelis, on behalf of Canyon and Platinum, called Mr. Remondi and advised Mr. Remondi that, while no formal offer or proposal was being made at that time, based on the work done to date, Canyon and Platinum would likely value the Company in the $14-15 per share price range. The stock price for the Company at market close on November 30, 2018 was $11.50 per share.

On December 5, 2018, the Board held a regularly scheduled in-person meeting. Mr. Remondi informed the Board of his December 2, 2018 telephone conversation with a representative of Moelis, including the informal price range of $14-15 per share. Also, at the meeting, representatives of Skadden reviewed with the Board the fiduciary duties and responsibilities of directors, including, among other things, consideration of any potential acquisition proposal and the recent communications with representatives of Canyon and Platinum.

On December 14, 2018, representatives of Morgan Stanley presented to the Board Morgan Stanley’s preliminary valuation analysis of the Company, which had been updated from a prior valuation analysis. At such meeting, the Board determined that the appropriate response to Canyon and Platinum was to let them know that the Board had considered the price range low, that they had failed to respond to the key issues previously noted by the Company (i.e., financing considerations, approaching ratings agencies, litigation and regulatory risks), and that the standstill would need to be extended if Canyon desired to enter a second phase of due diligence. The Board also requested that representatives of Morgan Stanley prepare certain refinements to Morgan Stanley’s valuation work.

On December 18, 2018, at the direction of the Board, representatives of Morgan Stanley held a telephone meeting with representatives of Moelis and Barclays, during which representatives of Morgan Stanley conveyed that (1) the Board’s initial reaction was that the proposed price range indicated to the Company was low; (2) the previously discussed items would need to be addressed by Canyon and Platinum before the process could proceed to the next stage; and (3) Canyon and Platinum would need to extend the standstill period beyond the January 21, 2019 expiration date if Canyon and Platinum wanted to conduct additional due diligence. During the call, representatives of Moelis and Barclays did not respond to the Board’s preliminary feedback.

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From late December 2018 through early January 2019, the Company’s management, together with representatives of Morgan Stanley, provided to Canyon, Platinum, Barclays and Moelis additional due diligence items that were beyond the scope of the high priority due diligence items agreed to by the parties prior to executing the NDAs. During this time period, the Company provided nearly a terabyte of data containing loan-level information regarding the portfolio of education loans owned by the Company and the entire general ledger of the Company. The Company’s management and representatives of Morgan Stanley also held telephone conversations with representatives of Canyon, Platinum and their financial advisors during this period to discuss their requests for additional due diligence items.

On January 15, 2019, representatives of the Company, Canyon, Platinum and their respective advisors met at the Company’s headquarters in Wilmington, Delaware, during which the Company presented to Canyon, Platinum and their financial advisors a detailed overview of the Company’s business and performance, including, among other things, (1) the Company’s 2019 business plan, (2) information regarding the sources of revenue and expenses within the Company’s various business segments, (3) certain terms of the Company’s sale of its loan processing platform in 2018 and (4) certain other Company initiatives implemented or in process to improve its operational efficiency.

On January 16, 2019, the Board held a telephone meeting with representatives of Skadden and Morgan Stanley. During such meeting, the Company’s management and advisors updated the Board on the January 15, 2019 meeting with Canyon and Platinum. The Board discussed various considerations related to next steps with Canyon and Platinum. The Board determined that it would be in the best interest of the Company and its shareholders for management to focus in the near term on the Company’s upcoming earnings announcement. Further, the Board directed Morgan Stanley to communicate to Canyon’s and Platinum’s financial advisors that the Company would not be communicating with them until after the earnings announcement, which was scheduled for January 22, 2019, and that Canyon and Platinum would need to extend the standstill period if they wished to continue to engage in their due diligence review of the Company.

Later on January 16, 2019, at the direction of the Board, representatives of Morgan Stanley had a telephone discussion with representatives of Moelis and Barclays, to discuss the status of their due diligence review and indicate to them that, unless the standstill period was extended, Canyon and Platinum would need to complete their review in the near term and that the Company would not be engaging further until after the upcoming earnings announcement. Representatives of Morgan Stanley also advised representatives of Moelis and Barclays of the Board’s request to extend the standstill period, if Canyon and Platinum would like to continue their due diligence review of the Company in connection with a potential transaction.

On January 18, 2019, Mr. Remondi and Mr. Fisher had a telephone discussion with Mr. Heller and reiterated the Company’s request that the standstill period be extended if Canyon and Platinum wished to continue their due diligence review.

On January 22, 2019, the Company issued a press release announcing its fourth quarter and full year 2018 earnings. On January 23, 2019, the Company hosted its fourth quarter and full year 2018 earnings call.

On January 24, 2019, Mr. Remondi held a telephone conversation with Mr. Heller, during which Mr. Heller reiterated his view that the January 15, 2019 in-person due diligence meeting was productive and also expressed Canyon’s continued interest in pursuing an acquisition of the Company. Mr. Remondi responded that the Company would continue to constructively work with representatives of Canyon and Platinum in their continued due diligence review, provided that Canyon and Platinum would agree to extend the standstill provisions of their respective NDAs until the end of February 2019. Mr. Heller responded that Canyon and Platinum would be willing to extend such standstill provisions for two weeks, and further requested that representatives of Canyon and Platinum be provided with an opportunity to meet in person with the full Board.

On January 25, 2019, the Board decided to invite representatives of Canyon and Platinum to meet with all members of the Board during the next scheduled in-person Board meeting in late February.

On January 26, 2019, at the direction of the Board, and following telephone and email communications among representatives of Skadden and Sullivan & Cromwell (“S&C”), Canyon’s and Platinum’s legal counsel, Canyon and Platinum each executed an amendment to their respective NDAs with the Company, to extend the standstill provisions until February 15, 2019.

On February 4, 2019, members of the Company’s management and representatives of Canyon and Platinum met in person at the Company’s headquarters in Wilmington, Delaware to further discuss Canyon’s and Platinum’s requests for additional information about the Company’s expenses. During the meeting, the Company’s management provided a description of all expense line items of $10,000 or more.

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On both February 11, 2019 and February 12, 2019, at the direction of the Board, representatives of Morgan Stanley communicated to Moelis and Barclays that the Company was not prepared to provide additional confidential information to either Canyon or Platinum after February 15, 2019, the expiration date of the standstill period in the NDAs. In addition, representatives of Morgan Stanley reiterated the Company’s concern that Canyon and Platinum had not addressed key points the Company had (on several occasions) indicated would be important in considering any proposal from Canyon and Platinum. The key points to be addressed included how Canyon and Platinum would address the change of control provisions in the Company’s outstanding unsecured debt and warehouse financing facilities, how Canyon and Platinum would approach the rating agencies to discuss the impact of an acquisition transaction on the credit ratings of the Company’s unsecured debt, and how Canyon and Platinum would address the litigation and regulatory matters facing the Company.

On February 13, 2019, at the Credit Suisse Financial Services Forum, Mr. Heller indicated to Mr. Remondi and Mr. Fisher that he was “done-ish” with his “work” and that the Company likely would not like the price that would initially be proposed by Canyon and Platinum to acquire 100% of the Company.

On February 15, 2019, Mr. Remondi received a telephone call from Mr. Heller and then a letter addressed to the entire Board from Mr. Heller, setting forth Canyon’s unsolicited, low-premium, non-binding and highly conditional expression of interest to acquire all of the outstanding shares of the Company for $12.50 per share in cash (the “Expression of Interest”), which Expression of Interest represented a 6.6% premium over the closing price of the Company’s Common Stock of $11.73 per share on such date and a 2.8% discount to the one-year volume-weighted average price of $12.86 per share. The Expression of Interest also included Canyon’s request for (i) the Company to continue working with Canyon and Platinum for an additional four to six weeks to complete their outstanding due diligence, “negotiate the terms of a definitive agreement and complete any other steps required to be in a position to announce a transaction” and (ii) the Board to extend the Company’s advance notice deadline for submission of shareholder proposals and director nominations to be presented at the Annual Meeting pursuant to the Company’s bylaws from February 23, 2019 until at least April 15, 2019. In its Expression of Interest, Canyon did not provide any information as to how Canyon would address the change of control provisions in the Company’s outstanding unsecured debt and warehouse financing facilities, how Canyon would approach the rating agencies to discuss the impact of an acquisition transaction on the credit ratings of the Company’s unsecured debt or how Canyon would address the litigation and regulatory matters facing the Company.

On February 16, 2019, following consultation and review with the Company’s management and representatives of Skadden and Morgan Stanley, Mr. Diefenderfer, on behalf of the full Board, sent a letter to Canyon stating that the Board would carefully review and consider the Expression of Interest. Mr. Diefenderfer specifically requested that Canyon provide detailed information regarding how Canyon and Platinum would address the outstanding fundamental issues in addition to the price, including (i) details of what backstop financing Canyon would have in place in the event that the Company’s outstanding unsecured indebtedness becomes due as a result of the change in control put relating to such indebtedness, (ii) uncertainty as to whether the proposed transaction would have a closing condition that consents or approvals from any ABS bondholders would be required given the possibility of a change in the servicer, (iii) how Canyon intends to backstop any liquidity needs in the event that the Company’s lenders terminate their warehouse financing facilities, (iv) Canyon’s proposed approach to the Company’s rating agencies and (v) confirmation that Canyon would assume the litigation and regulatory risks faced by the Company.

On February 17, 2019, Mr. Diefenderfer received a letter from Canyon, reiterating Canyon’s request to extend the advance notice deadline for shareholder actions at the Annual Meeting and providing certain topics on which Canyon would like to continue its due diligence review. In such letter, Canyon failed to substantially address any of the aforementioned outstanding fundamental issues.

On February 18, 2019, the Board held a telephone meeting, with representatives of management, Skadden and Morgan Stanley participating, to discuss the Expression of Interest. At the meeting, Mr. Remondi and the legal and financial advisors reviewed with the Board the terms of Canyon’s Expression of Interest. Representatives of Skadden advised the Board regarding its fiduciary duties and various process-related issues and considerations in connection with the evaluation of, and response to, the Expression of Interest. Representatives of Morgan Stanley also discussed, among other things, certain financial analyses related to the Expression of Interest. After careful and thorough consideration, the Board unanimously rejected the Expression of Interest, concluding that the Expression of Interest was inadequate, substantially undervalued the Company and failed to address the previously identified financing, regulatory and litigation items. Further, after noting that Canyon and Platinum had already conducted four months of rigorous and substantial due diligence and that the Company’s advance notice deadline for shareholder nominations of directors for election at the Annual Meeting had been publicly available since April 2018, the Board unanimously rejected Canyon’s request to extend such deadline.

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Later on February 18, 2019, Mr. Diefenderfer sent a letter to Mr. Heller, on behalf of the full Board, advising Canyon of the Board’s unanimous determination to reject both the Expression of Interest and the request for an additional four to six weeks of due diligence. Mr. Diefenderfer’s letter noted that since December 2018, the Company provided additional due diligence on the basis that Canyon and Platinum would value the Company above the previously communicated informal price range of $14-15 per share. Also, on February 18, 2019, the Company issued a press release announcing the Board’s rejection and released the full text of the Board’s February 18, 2019 letter to Canyon.

On February 19, 2019, Canyon sent a letter to the Board regarding the Board’s rejection of the Expression of Interest and stated that Canyon “[had] room to raise [its] price” if certain issues in its due diligence review were addressed. In its letter, Canyon further requested confirmation that the previously scheduled February 20, 2019 in-person meeting among representatives of Canyon and the Board would still occur.

On February 20, 2019, representatives of Canyon, Platinum, Moelis and Barclays met with the Board, certain members of the Company’s management and representatives of Skadden and Morgan Stanley at the Company’s headquarters in Wilmington, Delaware. At the meeting, Canyon notified the Company of its withdrawal of the Expression of Interest and indicated its intention to instead propose a minority slate of director candidates for election at the Annual Meeting. Later that day, Canyon issued a press release and filed Amendment No. 3 to its Schedule 13D announcing withdrawal of the Expression of Interest and its intention to nominate a minority slate of director candidates to stand for election at the Annual Meeting.

Also, on February 20, 2019, as part of its regularly scheduled committee meeting, the Nominations and Governance Committee met to discuss, among other things, the process for filling the director vacancies scheduled to occur in 2020, the general qualifications required for Board candidates and the specific expertise that would be beneficial to support the Board’s existing skillset.

On February 21, 2019, Canyon delivered a nomination notice to the Company (along with a letter addressed to the Board) indicating its intent to nominate a slate of four candidates to stand for election to the Board at the Annual Meeting. The nominees are Alan Robert Ginsberg, Gregory Pratt, Ivona Smith and Robert Webster.

Also, on February 21, 2019, the Board established a special committee of the Board (the “Special Committee”) to, among other things, oversee engagement and liaise with representatives of Canyon and make recommendations to the Board, in each case, in connection with Canyon’s nomination of director candidates and the Expression of Interest.

On February 22, 2019, the Company issued a press release stating that the Nominations and Governance Committee would evaluate Canyon’s director nominees and make a recommendation in the best interest of all shareholders.

On March 7, 2019, members of the Nominations and Governance Committee, together with several members of the Board had in-person interviews with three of Canyon’s proposed nominees.

On March 20, 2019, Laura S. Unger, Chair of the Nominations and Governance Committee, held a telephone discussion with Canyon’s fourth candidate, Mr. Webster. Other members of the Board did not re-interview Mr. Webster, given that the Nominations and Governance Committee and certain other members of the Board interviewed him in mid-2018 when he was previously suggested by Canyon as a potential Board candidate. Later that day, members of the Nominations and Governance Committee who participated in such interviews and discussions with Canyon’s candidates reported to the full Board their impressions on the suitably of each of Canyon’s four nominees as a potential director on the Board.

During the last two weeks of March 2019 and the first week of April 2019, the Board discussed potential amicable resolutions of the threatened proxy contest with the Special Committee, management of the Company and representatives of Skadden and Morgan Stanley. During this period, the Nominations and Governance Committee determined that one individual was the most qualified candidate of Canyon’s nominees to join the Board. Also, during that time, representatives of the Company held several telephone conversations and corresponded over email with Mr. Heller, to determine whether the parties could come to an agreement on terms of settlement. The Company and Canyon exchanged proposals and counter-proposals, which included, among others, the Company offering to appoint one of Canyon’s nominees (indicating that the identified individual was the most qualified) to the Board and add one mutually agreed upon independent director to the Board. The parties however were unable to come to an agreement.

At a meeting held on April 4, 2019, the Board unanimously approved the filing of this preliminary proxy statement.

Also on April 4, 2019, Canyon filed its preliminary proxy statement with the SEC.

On April 5, 2019, the Company filed its preliminary proxy statement with the SEC.

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As of the date of filing this preliminary proxy statement, the Board had not made the formal final decision on the slate of directors to be nominated by the Board for election at the Annual Meeting and the composition of such slate of directors is subject to change.

The Company is NOT responsible for the accuracy of any information provided by, or relating to, Canyon or its numbers contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Canyon or any other statements that Canyon may otherwise make. Canyon chooses which of the Company’s shareholders will receive Canyon’s proxy solicitation materials.

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Corporate Governance

Role and Responsibilities of the Board of Directors

The Board of Directors believes strong corporate governance is critical to achieving Navient’s performance goals, enhancing shareholder value and maintaining the trust and confidence of investors, employees, regulatory agencies and other stakeholders.

The primary responsibilities of the Board of Directors are to:

•	Review Navient’s long-term strategies and set long-term performance metrics;

•

Review and approve Navient’s annual business plan and multi-year strategic plan, periodically review performance against such plans and ensure alignment between the Company’s actions and its longer-term strategic objectives;

•	Review risks affecting Navient and its processes for managing those risks, and oversee management performance with regard to various aspects of risk management, compliance and governance;

•	Select, evaluate and compensate the Chief Executive Officer;

•	Plan for succession of the Chief Executive Officer and members of the executive management team;

•	Review and approve major transactions;

•	Through its Audit Committee, select and oversee Navient’s independent registered public accounting firm;

•	Oversee financial matters, including financial reporting, financial controls and capital allocation;

•	Recommend director candidates for election by shareholders and plan for the succession of directors; and

•	Evaluate the Board’s composition, succession, and effectiveness.

Board Governance Guidelines

The Board of Directors’ Governance Guidelines (the “Guidelines”) are reviewed, at least annually, by the Nominations and Governance Committee. The Guidelines can be found at www.navient.com under “Investors, Corporate Governance” and a written copy may be obtained by contacting the Corporate Secretary at corporatesecretary@navient.com. The Guidelines, along with Navient’s Bylaws, embody the following governance practices, among others:

•

A majority of the members of the Board of Directors must be independent directors and all members of the Audit, Compensation and Personnel, and Nominations and Governance Committees must be independent.

•	All directors stand for re-election each year and must be elected by a majority of the votes cast in uncontested elections.

•

No individual is eligible for nomination to the Board after the earlier of (i) their 75th birthday or (ii) after having served in the aggregate more than 20 years on the Board and the board of the Company’s predecessor companies.

•	The Board of Directors has separated the roles of Chairman of the Board and CEO, and an independent, non-executive director serves as Chairman.

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•

Independent members of the Board of Directors and its committees meet in executive session, outside the presence of management or the CEO at the beginning of each regularly-scheduled Board meeting as well as at the end of each regularly-scheduled Board and committee meeting. The Chairman of the Board (or the applicable committee chair) presides over these sessions.

•	Navient maintains stock ownership and retention guidelines for directors and executive officers and has a policy to prohibit the hedging or pledging of its stock.

•	The Board of Directors and its committees conduct performance reviews annually.

•	The Board of Directors and its committees may engage their own advisors.

The Board is preparing for anticipated director retirements, including the retirement of its Chairman, that will result from a combination of the Board’s tenure and age limits. As part of this process, the Nominations and Governance Committee, at the direction of the Board, has conducted an assessment of director skillsets in light of the Company’s present and future businesses.

Board Leadership Structure

The Board of Directors has separated the roles of Chairman of the Board of Directors and Chief Executive Officer, and the Board continues to believe that this structure properly balances the Board’s management and governance responsibilities. The Board of Directors also believes that its leadership structure has created an environment of open, transparent communication between the Board and management, enabling the Board to maintain an active, informed role in oversight by being able to monitor those matters that may present significant risks to Navient.

While it is the opinion of the Board of Directors that its leadership structure is appropriately balanced between promoting Navient’s strategic development with the Board’s management oversight function, as the Board contemplates both CEO succession and Chairman of the Board succession, it may choose to change this separation at any time.

Board Succession Planning

Our Board Governance Guidelines provide that no individual is eligible for nomination to the Board after the earlier to occur of (i) their 75th birthday or, (ii) after they have served more than 20 years on the Board.1 In accordance with the director tenure policy, one incumbent non-employee director, Diane Suitt Gilleland retired from the Board in 2018. Additionally, in March 2018, John K. Adams, Jr., another incumbent non-employee director informed the Board that he would not stand for re-election at the 2018 annual shareholders’ meeting. In August of 2018, after considering several director candidates recommended by Canyon, the Board appointed Frederick Arnold, one of Canyon’s recommended candidates, to the Board. Mr. Arnold is a member of the Audit Committee. In addition, our Board refreshment will continue as two of our long-tenured directors are scheduled to retire in 2020. The Board will continue to be active in succession planning and director recruiting to ensure that the size of the Board and the skills of the directors are maintained or adjusted as appropriate to align with our business strategy.

Management Succession Planning

We have succession plans and talent management processes in place for our Chief Executive Officer and for our team of senior executives. Our senior management succession planning process is an organization-wide practice designed to proactively identify, develop and retain the leadership talent that is critical for future business success.

[1]

Our Board Governance Guidelines state: “…individuals will not be nominated for election to the Board after the earlier to occur of (i) their 75th birthday or, (ii) beginning with nominations for election to the Board in 2018 and each year thereafter, after they have served more than 20 years on the Board or the boards of its predecessor companies (other than board service on the government sponsored enterprise, the Student Loan Marketing Association).”

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The succession plan for our Chief Executive Officer is reviewed regularly by the Compensation and Personnel Committee and the other independent directors. The plan identifies a “readiness” level and ranking for each internal candidate and also incorporates the flexibility to define an external hire as a succession option. Formal succession planning for the rest of our senior leaders is also an ongoing process, which includes identifying a rank and readiness level for each potential internal candidate and strategically planning for external hires for positions where gaps, if any, are identified.

Our emergency CEO succession plan is intended to respond to immediate and unexpected position vacancies, including those resulting from a major catastrophe. The plan allows the Company to continue safe and sound operation and minimizes potential disruption or loss of continuity to business and operations.

Director Independence

For a director to be considered independent, the Board of Directors must determine that the director does not have any direct or indirect material relationship with Navient that would interfere with the director’s exercise of independent judgment or that would render the director incapable of making a decision with only the best interests of the Company in mind. The Board of Directors has adopted the Guidelines, which include the standards for determining director independence. In addition to Delaware law requirements, the Guidelines conform to the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Nasdaq listing standards. The Guidelines can be found at www.navient.com under “Investors, Corporate Governance” and a written copy may be obtained by contacting the Corporate Secretary at corporatesecretary@navient.com.

At the end of 2018, the Board of Directors was comprised of 10 members, 9 of whom were affirmatively determined to be independent. The independent members of the Board of Directors at the end of fiscal 2018 were: Frederick Arnold; Anna Escobedo Cabral; William M. Diefenderfer, III; Katherine A. Lehman; Linda A. Mills; Jane J. Thompson; Laura S. Unger; Barry L. Williams; and David L. Yowan. During 2018, the Board of Directors determined that each of these individuals met the Nasdaq listing standards and Navient’s own director independence standards. In addition, the Board of Directors considered transactions and relationships between each director and any member of his or her immediate family on one hand, and Navient, on the other, to confirm that there were no transactions or relationships that would impair such director’s independence. Only Mr. Remondi was determined not to be independent.

Each member of the Board of Directors’ Audit, Compensation and Personnel, and Nominations and Governance Committees is independent within the meaning of the Nasdaq listing standards, Rule 10A-3 of the Exchange Act and Navient’s own director independence standards.

Board of Directors Meetings and Attendance at Annual Meeting

The full Board of Directors met 16 times in 2018. Each of our directors attended at least 87.8 percent of the total number of meetings of the Board of Directors and committees during his or her tenure on that committee. Our directors on average attended 96.9 percent of all meetings of the Board of Directors and committees in 2018. All directors attended the Company’s 2018 annual meeting of shareholders. All directors are expected to attend the 2019 annual meeting.

Committee Membership

The Board of Directors has established the following committees to assist in its oversight responsibilities: an Audit Committee, a Compensation and Personnel Committee, a Nominations and Governance Committee, a Finance and Operations Committee, and an Executive Committee. Each committee is governed by a Board-approved written charter, which is evaluated annually and which sets forth the respective committee’s functions and responsibilities. Membership of each of the committees is also changed as part of a regular rotation. Investors may find the current membership of the committees at http://www.navient.com/about/investors/corp_governance/.

In addition to these five standing committees, in 2019 the Board of Directors also formed a special committee of independent directors to facilitate communications and recommend strategic considerations to the Board of Directors, in connection with the proxy contest being conducted by Canyon. The special committee is comprised of Katherine A. Lehman, David L. Yowan and Laura S. Unger. William M. Diefenderfer, III serves as an ex officio member.

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For 2018, an 18-month work-plan was created from the charters of the Audit, Compensation and Personnel, Nominations and Governance, and Finance and Operations Committees so that the responsibilities of each committee would be addressed at appropriate times throughout the year. These work-plans will be reviewed and revised as appropriate in 2019. Agendas for committee meetings are developed based on each committee’s work-plan together with other current matters the Board chair, the committee chair or management believes should be addressed at the meeting. The chair of each committee provides regular reports to the Board of Directors regarding the subject of the committee’s meetings and any committee actions.

It is the practice of the Board to hold its regular committee meetings in conjunction with the regular meetings of the Board. Given the Audit Committee’s responsibilities relating to our financial statements and financial reporting, it is expected that the Audit Committee will meet more often than the other committees.

The following table sets forth the membership and number of meetings held for each committee of the Board of Directors during 2018. This table reflects the membership of each committee as of December 31, 2018.2

	Audit Committee	Compensation and Personnel Committee	Executive Committee	Finance and Operations Committee	Nominations and Governance Committee
Frederick Arnold (1)	X
Anna Escobedo Cabral	CHAIR		X		X
William M. Diefenderfer, III			CHAIR
Katherine A. Lehman (2)		X	X	CHAIR
Linda A. Mills		X		X
John F. Remondi			X
Jane J. Thompson (3)		CHAIR	X	X
Laura S. Unger	X		X		CHAIR
Barry L. Williams		X			X
David L. Yowan	X			X

Number of Meetings in 2018	13	8	4	9	9

Chair = Committee Chair

X = Committee Member

(1)	Mr. Arnold was appointed to the Board on August 9, 2018.
(2)	Ms. Lehman assumed the role of Chair of the Finance and Operations Committee on May 24, 2018.
(3)	Ms. Thompson assumed the role of Vice Chair of the Compensation and Personnel Committee in February 2018 and became Chair of the Committee on May 24, 2018.

Audit Committee

The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. During 2018, the Audit Committee, as set forth in its charter, assisted the Board of Directors in fulfilling its responsibilities by providing oversight relating to: (1) the integrity of Navient’s financial statements; (2) the Company’s system of internal controls; (3) the qualifications, performance and independence of Navient’s independent registered accounting firm; (4) the performance of the Company’s internal audit function; (5) risks related to Navient’s compliance, legal and regulatory matters; and (6) the review of related party transactions. In addition, the Audit Committee prepares the report of the Audit Committee for Navient’s annual proxy statement, as required by the SEC. The Board of Directors has determined that two members of the Audit Committee—Mr. Arnold and Mr. Yowan—qualify as audit committee financial expert, as that term is defined under the rules promulgated by the SEC. During 2018, no member of the Audit Committee served on the audit committee of more than three public companies.

[2]

Diane Suitt Gilleland served as a member of the Board, the Audit Committee and the Nominations and Governance Committee during 2018, until her retirement from the Board in May 2018. John K. Adams, Jr. served as a member of the Board, the Audit Committee and the Finance and Operations Committee during 2018, until his departure from the Board in May 2018.

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Compensation and Personnel Committee

Pursuant to the provisions of its charter, which can be found on our website in full, the primary responsibilities of the Compensation and Personnel Committee (also referred to herein as the “Compensation Committee”) during 2018 were to: (1) approve or recommend, as appropriate, compensation, benefits and employment arrangements for Navient’s Chief Executive Officer and other executive officers who report to the CEO (collectively “Executive Management”), and independent members of the Board of Directors; (2) review and approve compensation plans, incentive plans and benefit plans applicable to Executive Management; (3) review, approve and administer all equity-based plans of the Company; (4) supervise the administration of employee benefit plans of Navient as required by law or the plan terms or as otherwise appropriate; (5) receive periodic reports regarding the Company’s compensation programs as they relate to all employees; (6) review Navient’s management development and recommend to the Board of Directors succession plans applicable to Executive Management; (7) review and consider current and developing compensation and personnel related topics as appropriate, including performance management, leadership development, turnover and retention, diversity, and employee engagement; and (8) prepare the report of the Compensation Committee for inclusion in this proxy statement, as required. The Compensation Committee, in coordination with the Audit Committee, also reviews the report of management on the potential risks arising from Navient’s compensation policies and practices to determine whether such policies and practices are reasonably likely to have a material adverse effect on the Company.

The Compensation Committee considers executive officer and director compensation on an annual basis. In January or February of each year, after consultation with the independent chairman and other independent directors, as well as its independent consultant, if one has been retained, the Compensation Committee approves the compensation of the Chief Executive Officer and Executive Management. At that time, the Compensation Committee also makes a recommendation to the Board of Directors regarding director compensation. The Compensation Committee reviews executive compensation as described in the “Compensation Discussion and Analysis” section of this proxy statement. In addition, throughout the year, the Compensation Committee considers executive compensation consistent with its responsibilities, as warranted by any personnel changes.

Executive Committee

Since its creation, membership of the Executive Committee has included the committee chairs, the Chief Executive Officer and the chairman. Under its charter, the Executive Committee has authority to act on behalf of the Board of Directors when the full Board of Directors is not available, assists the Board of Directors in fulfilling its oversight responsibilities with regard to establishing risk tolerances and parameters for Navient, and oversees the allocation of risk oversight responsibilities among Board committees.

Finance and Operations Committee

During 2018, the Finance and Operations Committee assisted the Board of Directors, as required by its charter, by providing oversight with respect to: (1) material corporate finance matters, including investments, mergers and acquisitions, capital management, financing and funding strategy; (2) technology and operations; (3) marketing and product development; (4) the Company’s lending programs; and (5) the Company’s information security program and cyber-security. The Finance and Operations Committee also reviewed the financial risk profile of Navient, including capital market access, credit, interest rate, currency and programmatic/contractual risks and reviewed with management steps to manage those risks.

Nominations and Governance Committee

In accordance with its charter, the Nominations and Governance Committee assists the Board of Directors in establishing appropriate standards for the governance of Navient, the operations of the Board of Directors generally and the qualifications of directors. It recommends to the Board of Directors the director nominees for the annual meeting of shareholders, oversees the orientation of new directors and the ongoing education of the Board, recommends director assignments to the Board’s standing committees, oversees the Company’s reputational and political risks, supervises the Board’s self-evaluation and succession process and reviews and recommends changes to the Board’s Governance Guidelines. Additionally, the Nominations and Governance Committee routinely benchmarks the Company’s governance practices against industry best practices and makes appropriate changes when necessary. For example, in early April 2018, the Nominations and Governance Committee approved and recommended to the Board of Directors an amendment to the Company’s bylaws adopting proxy access beginning with the 2019 annual meeting season. A description of the Company’s proxy access bylaw, which the Board of Directors approved on April 4, 2018, is included in the “Proxy Access” section of this proxy statement.

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Each of the Committees’ charters is available at www.navient.com under “Investors, Corporate Governance.” Shareholders may obtain a written copy of a committee charter by contacting the Corporate Secretary at corporatesecretary@navient.com or Navient Corporation, 123 Justison Street, Wilmington, Delaware 19801.

Compensation Consultant and Independence

During 2018, the Compensation Committee retained Pearl Meyer as its independent compensation consultant (the “Compensation Consultant”).

The Compensation Consultant reported directly to the Compensation Committee, and the Compensation Committee retained authority to replace the Compensation Consultant or hire additional consultants at any time. A representative from the Compensation Consultant participated in meetings of the Compensation Committee and met with the committee without the presence of management, as requested, and directly communicated with the Chair of the Compensation Committee between meetings. However, the Compensation Committee made all decisions regarding the compensation paid to Navient’s named executive officers.

The Compensation Consultant provided various executive compensation services to the Compensation Committee pursuant to a written consulting agreement with the Compensation Committee. Generally, these services included advising the Compensation Committee on the principal aspects of Navient’s executive and director compensation programs, assisting in the selection of the compensation peer group, providing market information and analysis regarding the competitiveness of our compensation program design, reviewing Navient’s executive compensation disclosures, and informing the Committee about emerging compensation-related regulatory and industry issues.

During 2018, and again in 2019, the Compensation Committee considered the independence of the Compensation Consultant in light of SEC rules and Nasdaq listing standards. The Compensation Committee received a written statement of independence from the Compensation Consultant, which addressed the following factors: (1) other services provided to Navient by the Compensation Consultant; (2) fees paid by the Company as a percentage of the Compensation Consultant’s total revenues; (3) policies or procedures maintained by the Compensation Consultant that are designed to prevent a conflict of interest; (4) any business or personal relationships between the individual consultants involved in the engagement and any member of the Compensation Committee; (5) any Navient Common Stock owned by the individual consultants involved in the engagement; and (6) any business or personal relationships between our executive officers and the Compensation Consultant or the individual consultants involved in the engagement. The Compensation Committee discussed these considerations and concluded that the work of the Compensation Consultant did not raise any conflicts of interest. For more information on the Compensation Committee and the Compensation Consultant, please see the “Compensation Discussion and Analysis” section in this proxy statement.

Compensation Committee Interlocks and Insider Participation

Ms. Thompson, Ms. Lehman, Ms. Mills and Mr. Williams were members of the Compensation Committee during fiscal year 2018. All members of the Compensation Committee were independent directors, and no member was an employee or former employee of Navient or its affiliates. During fiscal year 2018, none of Navient’s executive officers served on a compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on the Compensation Committee.

The Board of Directors’ Role in Risk Oversight

Our Board of Directors has the ultimate responsibility for risk oversight for Navient’s Enterprise Risk Management (“ERM”) philosophy and framework. In carrying out this critical responsibility, the Board has designated the Audit Committee as having primary responsibility to assist the Board in the development, maintenance and governance of the company’s ERM policy, standards and program. Other standing committees of the Board are charged with overseeing specific enterprise risks, as described below. The Board and its standing committees are responsible for ensuring we adhere to established risk tolerances and parameters that form a cornerstone of the company’s ERM framework.

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The Board has delegated day-to-day responsibility for risk oversight to our Chief Executive Officer and senior management team, who in turn have established the following management committees to implement this directive: Enterprise Risk and Compliance Committee, Credit and Loan Loss Committee, Asset and Liability Committee, and Incentive Compensation Plan Committee. These internal management committees, described in more detail below, provide regular reports to the Board and its standing committees—either directly or through one or more senior executives. The overall risk governance structure is illustrated below:

The Nominations and Governance Committee regularly reviews the composition and membership of each standing committee of the Board and makes recommendations to the Board. Outside of the SEC and Nasdaq requirements for eligibility to serve on certain committees, such as the Audit Committee and the Compensation and Personnel Committee, the Nominations and Governance Committee actively considers each committee’s responsibilities, as outlined in its charter, as well as individual director skillsets when deciding which directors will serve on specific standing committees. For example, as detailed below, the Board’s Finance and Operations Committee has oversight responsibility for information security and cybersecurity and therefore has committee members with that specific skillset. Likewise, our Nominations and Governance Committee has oversight responsibility for the company’s corporate governance and therefore is chaired by a lawyer who is a former SEC Chairperson and an expert in governance matters.

Risk Appetite Framework

Navient employs a Risk Appetite Framework to identify the most significant risks that could impact our business and provides the process for evaluating and quantifying those risks. The Risk Appetite Framework defines the type and degree of risk Navient is able and willing to assume, given its business objectives, contractual and other legal requirements, and obligations to stakeholders. As noted below, our Risk Appetite Framework segments enterprise risk into nine enterprise risk domains.

Enterprise Risk Domains

Our Risk Appetite Framework segments Navient’s enterprise risks across nine enterprise risk domains: (1) Credit; (2) Market; (3) Funding and Liquidity; (4) Compliance; (5) Legal; (6) Operational; (7) Reputational and Political; (8) Governance; and (9) Strategy. These risk domains are disclosed in our 2018 Annual Report and proxy statements filed with the SEC.

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The Board has assigned oversight responsibility for each risk domain to one or more of its standing committees. These risk oversight responsibilities are spelled out in each committee’s charter, which can be found at https://www.navient.com/about/investors/corp_governance/board_charters/.

Each of the enterprise risk domains is described below, along with the standing committee(s) responsible for risk oversight.

Enterprise Risk Domain	Board Committee	Risk Description
Credit	Finance and Operations Committee	Risk resulting from an obligor’s failure to meet the terms of any contract with the Company or otherwise fail to perform as agreed.

Market	Finance and Operations Committee	Risk resulting from changes in market conditions, such as interest rates, spreads, commodity prices or volatilities.

Funding and Liquidity	Finance and Operations Committee	Risk arising from the Company’s inability to meet its obligations when they come due without incurring unacceptable losses.

Compliance	Audit Committee Finance and Operations Committee	Risk arising from violations of, or non-conformance with, laws, rules, regulations, prescribed practices, internal policies, and procedures, or ethical standards.

Legal	Audit Committee Finance and Operations Committee	Risk manifested by claims made through the legal system, including litigation brought against the Company. Legal risk may arise from a product, a transaction, a business relationship, property (real, personal, or intellectual), employee conduct, or a change in law or regulation.

Operational	Finance and Operations Committee Compensation and Personnel Committee	Risk resulting from inadequate or failed internal processes, personnel and systems, inadequate product design and testing, or from external events.

Reputational and Political	Nominations and Governance Committee	Risk from stakeholder perceptions regarding actual or alleged violations of law, our internal code of conduct or other employee misconduct.

Governance	Nominations and Governance Committee	Risk of not establishing and maintaining a control environment that aligns with stakeholder and regulatory expectations, including tone at the top and board performance.

Strategic	Executive Committee	Risk from adverse business decisions or improper implementation of business strategies.

Cybersecurity Risk Oversight

The Board of Directors, through the Finance and Operations Committee, plays an important role in overseeing the Company’s cybersecurity risk management. The Finance and Operations Committee receives regular briefings from the Company’s Chief Information Security Officer relating to the most recent developments in cybersecurity prevention, detection, response and recovery as well as updates on breaches and exploitations, both successful and unsuccessful, at other companies. In response to recently issued interpretive guidance from the SEC, the Board’s 2019 priorities will be to focus on the integration of the Company’s cybersecurity risk management into its robust risk and disclosure framework.

Risk Assessment of Compensation Policies

Navient maintains an internal Incentive Compensation Plan Committee (the “ICP Committee”) that conducts an annual risk review and assessment of the various incentive compensation plans covering our employees—including plans that cover our named executive officers—to ensure that our employees are not incented to take inappropriate risks which could impact our financial position and controls, reputation and operations. Our Chief Risk and Compliance Officer, Chief Legal Officer,

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Chief Audit Officer and Chief Human Resources Officer serve on the ICP Committee, along with other senior business leaders. The ICP Committee presented its annual findings to the Compensation Committee and the Audit Committee in early 2019, and the Compensation Committee determined that the Company’s incentive compensation programs do not encourage or create unnecessary risk-taking, and that the risks arising from the programs are not reasonably likely to have a material adverse effect on the Company. The ICP Committee will continue to monitor our incentive compensation plans, as well as the plan governance structure put in place to mitigate risks associated with the plans, to ensure that our incentive compensation practices properly incent our employees and reflect industry best practices.

Nominations Process

The Nominations and Governance Committee considers director candidates recommended by shareholders and also receives suggestions for candidates from Board members or third parties. The Nominations and Governance Committee may also engage third-party search firms to assist in identifying director candidates.

Candidates are evaluated based on the needs of the Board of Directors and Navient at that time, given the then-current mix of Board members, their individual skills and experiences relative to the Company’s business strategy, and the Nominations and Governance Committee’s desire to bring additional skills or experiences to the Board. While Navient does not have a formal Board diversity policy, the Board of Directors actively seeks representation that reflects gender, ethnic, age and geographic diversity as reflected in the Guidelines. The Nominations and Governance Committee, through its charter, is charged with reviewing the composition, skills and diversity of the Board of Directors, and as part of the process, the Nominations and Governance Committee incorporates into the Board of Directors’ annual evaluation process, the opportunity for each Board member to provide input regarding the current and desired composition of the Board of Directors and desired attributes of Board members. The minimum qualifications and attributes that the Nominations and Governance Committee believes a director nominee must possess include:

•	Knowledge of Navient’s business;

•	Proven record of accomplishment;

•	Willingness to commit the time necessary for Board of Director service;

•	Integrity and sound judgment in areas relevant to the business;

•	Willingness to represent the best interests of all shareholders and objectively appraise management performance;

•	Ability to challenge and stimulate management; and

•	Independence.

In addition, the Nominations and Governance Committee believes the Board of Directors collectively should encompass a mix of skills and expertise in the following areas:

•	Finance, including capital allocation;

•	Accounting/audit;

•	Corporate governance;

•	Executive leadership;

•	Information security and cyber-security;

•	Financial services, including financial technology and innovation;

•	Capital markets;

•	Business operations and operating efficiency;

•	Mergers and acquisitions;

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•	Higher education;

•	Consumer credit;

•	Business processing solutions and outsourcing;

•	Consumer marketing and product development, including customer experience;

•	Government/Regulatory; and

•	Legal.

The Nominations and Governance Committee considers and evaluates candidates recommended by shareholders in the same manner that it considers and evaluates all other director candidates. To recommend a candidate, shareholders should send, in writing, the candidate’s name, credentials, contact information, and his or her consent to be considered as a candidate to the Chairman of the Nominations and Governance Committee at corporatesecretary@navient.com or c/o Corporate Secretary, Navient Corporation, 123 Justison Street, Wilmington, Delaware 19801. The shareholder should also include his or her contact information and a statement of his or her share ownership. A shareholder wishing to nominate a candidate must comply with the notice and other requirements described under “Shareholder Proposals for the 2020 Annual Meeting” in this proxy statement.

Proxy Access

Consistent with its practice of monitoring best corporate governance practices, the Nominations and Governance Committee of the Board conducted a review of the Company’s bylaws in late 2017. Upon the recommendation of the Nominations and Governance Committee, the Board adopted a “proxy access” amendment to its bylaws in early April 2018. Beginning with the 2019 proxy season, the Company now will include in its proxy statement and on its form of proxy card, the name of a director nominee submitted by an “Eligible Holder” who provides the information and satisfies the other provisions of the Company’s bylaws. To qualify as an “Eligible Holder,” a shareholder or a group of no more than 20 shareholders must have continuously owned at least three percent (3%) of the outstanding shares of the Company’s Common Stock entitled to vote in the election of directors for a period of at least three years and thereafter continue to own the shares through the Company’s annual meeting. There are no proxy access board nominees for the 2019 annual meeting. A complete version of the Company’s Second Amended and Restated Bylaws can be found on the Corporate Governance page of its website at https://navient.com/about/investors/corp_governance/.

Director Orientation and Continuing Education

The Nominations and Governance Committee oversees the orientation of new directors and the ongoing education of the Board. As part of Navient’s director orientation program, new directors participate in one-on-one introductory meetings with Navient business and functional leaders and are given presentations by members of senior management on Navient’s strategic plans, financial statements and key issues, policies and practices. In addition, directors receive education on their governance and fiduciary duties. Directors may enroll in director continuing education programs on corporate governance and critical issues associated with a director’s service on a public company board. Navient makes a stipend available to each director to pay all or a portion of the expenses of these programs. Our senior management meets regularly with the Board and meets annually to review with the Board the operating plan of the Company and each of our strategic business groups. The Board also periodically participates in Board educational programs and visits to Navient operation centers.

Shareholder Engagement and Communications with the Board

Our CEO, Chief Financial Officer, and Vice President of Investor Relations, together with other members of management, meet periodically with investors to discuss Navient’s strategy and financial and business performance, and to update investors on key developments. During 2018, Navient held meetings with over 200 investors and potential investors. In addition, we routinely seek our shareholders’ views on governance and compensation matters.

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In advance of our 2018 annual shareholders’ meeting, we received two shareholder proposals from our investors. The first proposal concerned the Company’s clawback policy while the second proposal pertained to the governance measures the Company has implemented to address the risks associated with its student loan business. In January of 2018, the Company actively engaged with the proponent of the clawback proposal and the Company was able to reach a mutually acceptable compromise with the proponent who withdrew the proposal. The student loan proposal was ultimately included on the Company’s 2018 proxy and was rejected by our shareholders with more than 60 percent of the shares voted cast against the proposal. Following the 2018 annual meeting, the Company actively engaged the proponent of the proposal and various other interested parties in an effort to enhance the Company’s disclosures in a manner that satisfy the proponent. As a result of these engagement efforts, the Company has provided additional information in this proxy statement regarding risk oversight.

Shareholders and other interested parties may submit communications to the Board of Directors, the non-management directors as a group, the Chairman or any other individual member of the Board of Directors by contacting the Chairman of the Board in writing at corporatesecretary@navient.com or c/o Corporate Secretary, Navient Corporation, 123 Justison Street, Wilmington, Delaware 19801.

In general, the Corporate Secretary forwards all such communications to the Chairman. The Chairman in turn determines whether the communications should be forwarded to other members of the Board and, if so, forwards them accordingly. However, for communications addressed to a particular member of the Board, the Chair of a particular Board committee or the non-employee directors as a group, the Corporate Secretary forwards those communications directly to those individuals.

The directors have requested that communications that do not directly relate to their duties and responsibilities as our directors be excluded from distribution. Such excluded items include “spam,” advertisements, mass mailings, form letters and email campaigns that involve unduly large numbers of similar communications, solicitations for goods, services, employment or contributions, surveys and individual product inquiries or complaints. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will be screened for omission. Any omitted or deleted communications will be made available to any director upon request.

Policy on Political Contributions, Disclosure and Oversight

We did not make any political contributions using corporate funds in 2018, and we have no intention of making such political contributions in 2019. The Company’s Government Relations personnel are responsible for the development and implementation of policies pertaining to the Company’s political activities. They report annually to the Nominations and Governance Committee of the Board on major lobbying priorities and principles. The Department also provides the Committee with a report on any payments made to trade associations, political expenditures, contributions made to other tax-exempt political organizations, as well as contributions by the Company’s Political Action Committee. Navient also maintains numerous compliance processes structured to ensure that the Company and its employees conduct all their activities in accordance with our Code of Business Conduct and with all relevant laws governing political contributions and lobbying activities.

Since 2016, we have disclosed our political activity and contributions through the publication of our Transparency in Policy Engagement and Political Participation Report. In 2018, the Company was recognized as a “Trendsetter” in the CPA-Zicklin Index for political transparency. The Report provides an overview of the Company’s legislative and political priorities and also provides details pertaining to Navient’s contributions to members of Congress, trade associations, 527 political organizations and other political organizations. The Nominations and Governance Committee has instructed the Company to update the report on a semi-annual basis. The current Report is available on the Company’s website at https://www.navient.com/about/who-we-are/transparency/.

Code of Business Conduct

The Company has a Code of Business Conduct that applies to Board members and all employees, including the chief executive officer, the chief financial officer and the chief accounting officer. The Code of Business Conduct is available on the Company’s corporate governance website at https://navient.com/about/investors/corp_governance/ and a written copy

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is available from the Corporate Secretary. The Company intends to post amendments to or waivers of the Code of Business Conduct (to the extent applicable to the Company’s chief executive officer, chief financial officer or chief accounting officer or any director) at this location on its website. There were no waivers during 2018.

Policy on Review and Approval of Transactions with Related Parties

The Company has adopted a Policy on Related Party Transactions to ensure that all Interested Transactions with Related Parties, as those terms are defined in the policy, will be at arm’s length and on terms generally available to an unaffiliated third-party under the same or similar circumstances. The policy states that, except for the limited exceptions specifically stated in the policy, Interested Transactions with Related Parties that will exceed $120,000 in any calendar year must be reviewed by the Audit Committee and receive approval of the Board of Directors prior to the Corporation entering into the Interested Transaction. A copy of the policy can be found on the Company’s Corporate Governance website at https://www.navient.com/about/investors/corp_governance/.

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Director Compensation

Our director compensation program is designed to reasonably compensate our non-employee directors for work required for a company of our size, complexity and risk exposure, and to align the interests of our directors with those of our shareholders. The Compensation Committee reviews the compensation of our non-employee directors on an annual basis and makes recommendations to the Board.

In late 2017, the Compensation Committee reviewed our director compensation with the assistance of the Compensation Consultant and concluded that the existing program should remain unchanged for 2018. The Compensation Committee again reviewed director compensation in late 2018 and will keep the existing program unchanged for 2019. Our 2018 director compensation program is detailed below.

Director Compensation Elements

The following table highlights the material elements of our 2018 director compensation program:

2018 Compensation Elements	Compensation Value
Annual Cash Retainer	$100,000
Additional Cash Retainer for Independent Chairman	50,000
Additional Cash Retainer for Audit Committee Chair	30,000
Additional Cash Retainer for Compensation and Personnel Committee Chair	25,000
Additional Cash Retainer for Other Committee Chairs	20,000
Annual Equity Award	130,000
Additional Equity Award for Independent Chairman	65,000

Annual cash retainers are paid in quarterly installments in or around June, September, December and March. Annual equity awards typically are granted in February each year in the form of restricted stock. These awards vest only upon the recipient’s election to the Board at the Company’s next following annual meeting of shareholders (or, if earlier, upon death, disability, or a change in control).

We also reimburse each non-employee director for any out-of-pocket expenses incurred in connection with their service as a director. As described below, our non-employee directors may elect to defer all or a portion of their annual compensation under the Navient Corporation Deferred Compensation Plan for Directors.

Share Ownership Guidelines

We maintain share ownership guidelines for our non-employee directors. Under these share ownership guidelines, each director is expected, within five years of his or her initial election to the Board of Directors, to own Navient Common Stock with a value equivalent to at least four times his or her annual cash retainer. Currently, that minimum ownership amount is $400,000. The following shares and share units count towards the ownership guidelines: shares held in brokerage accounts; shares credited to deferred compensation accounts; restricted stock and restricted stock units (“RSUs”) that vest solely upon the passage of time; and vested stock options, to the extent that they are “in-the-money.”

All non-employee directors are in compliance with the share ownership guidelines as of the date of this proxy statement due to their share ownership amount or because the five-year period from their initial election has not ended.

Anti-Hedging and Pledging Policy

Navient’s Securities Trading Policy prohibits directors and officers (as defined by Rule 16a-1(f) of the Exchange Act and referred to as “Section 16 Officers”) from selling Navient stock short, holding Navient securities in a margin account, or pledging Navient securities as collateral for a loan or otherwise. Additionally, no director, Section 16 Officer or any other

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officer of the Company who is subject to the Company’s Stock Ownership Guidelines is permitted to enter into derivative or speculative transactions involving Navient securities (including prepaid variable forward contracts, equity swaps, collars, credit default swaps and exchange funds) that are designed to hedge or offset any decrease in the market value of Navient securities. All directors and named executive officers were in compliance with this policy throughout 2018 and remain in compliance as of the date of this proxy statement.

Policy on Rule 10b5-1 Trading Plans

The Company’s Securities Trading Policy governs the circumstances under which Navient directors and Section 16 Officers may enter into trading plans pursuant to SEC Rule 10b5-1. Rule 10b5-1 trading plans are pre-established trading plans for sales of our Common Stock. We believe our Rule 10b5-1 policy is effective in ensuring compliance with legal requirements. Under the policy:

•	All Rule 10b5-1 trading plans must be pre-cleared by the Company’s Securities Trading Compliance Officer.

•	A trading plan may be entered into, modified or terminated only during an open trading window and while not in possession of material non-public information.

•	Once adopted, the person must not exercise any influence over the amount of securities to be traded, the price at which they are to be traded or the date of the trade.

Other Compensation

We provide non-employee directors with company-paid group life insurance, accidental death and disability and business travel accident insurance. We also provide current non-employee directors the opportunity to participate in the Company’s medical and dental plans. If a director elects to participate in these plans, the director pays the full cost of medical and dental coverage (which for an employee is shared by the Company and the employee). After retirement from the Board, a former non-employee director may continue medical coverage for up to 18 months under the Consolidated Omnibus Budget Reconciliation Act (COBRA) at his/her own expense. The Independent Chairman is also entitled to reimbursement for office and certain transportation expenses commensurate with the amount of time he allocates to Board service. The Chairman was not reimbursed for these expenses in 2018.

Deferred Compensation Plan for Directors

Navient sponsors a deferred compensation plan for its non-employee directors. Under the Navient Corporation Deferred Compensation Plan for Directors (“Director Deferred Compensation Plan”), our non-employee directors may elect annually to defer receipt of all or a percentage of their annual cash retainer. In addition, directors may elect to receive a credit under the Director Deferred Compensation Plan in lieu of their annual equity retainer. Provided this election is made before the beginning of the year, the director’s plan account will be credited with a dollar amount equivalent to the annual equity retainer and automatically invested in a notional Company stock fund. Notional stock units remain subject to the same vesting schedule applicable to the annual equity retainer.

Deferrals are credited with earnings based on the performance of certain investment funds selected by the participant. The plan does not pay above-market or preferential earnings on amounts deferred. Deferrals invested in the notional Company stock fund are payable in shares of Navient Common Stock. All other deferrals are payable in cash (in a single lump sum or in installments at the election of the director) upon termination of the director’s service on the Board or after a minimum number of years (except for hardship withdrawals in limited circumstances). As noted below, Ms. Escobedo Cabral, Mr. Diefenderfer, Ms. Thompson, Mr. Williams and Mr. Yowan each elected to defer all or a portion of his/her 2018 compensation under the Director Deferred Compensation Plan.

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Director Compensation Table

The tables below present information regarding the compensation and stock awards that we have paid or granted to the non-employee directors for the year ended December 31, 2018.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
John K. Adams, Jr.(4)	30,000	129,989	0	159,989
Frederick Arnold(5)	29,395	102,415	24	131,834
Anna Escobedo Cabral(6)	130,000	130,000	58	260,058
William M. Diefenderfer, III(7)	150,000	195,000	58	345,058
Diane Suitt Gilleland(8)	25,000	129,989	0	154,989
Katherine A. Lehman(9)	115,000	129,989	58	245,047
Linda A. Mills(10)	106,250	129,989	58	236,297
Jane J. Thompson(11)	118,750	130,000	58	248,808
Laura S. Unger	120,000	129,989	58	250,047
Barry L. Williams(12)	100,000	130,000	58	230,058
David L. Yowan(13)	100,000	130,000	58	230,058

(1)

This table includes all fees earned or paid in fiscal year 2018. Unless timely deferred under the Director Deferred Compensation Plan, annual cash retainers are paid in quarterly installments beginning shortly after the Company’s annual meeting of shareholders in May each year. Thus, the amounts paid (or deferred) in 2018 include the fourth and final quarterly payment for the period from May 2017 to May 2018, and three quarterly payments for the period from May 2018 to May 2019.

(2)

The grant date fair market value for each share of restricted stock granted in 2018 to directors is based on the closing market price of the Company’s Common Stock on the grant date. Additional details on accounting for stock-based compensation can be found in “Note 2–Significant Accounting Policies” and “Note 11–Stock-Based Compensation Plans and Arrangements” to the audited consolidated financial statements included in the 2018 Annual Report. Stock awards are rounded down to the nearest whole share to avoid the issuance of fractional shares. As noted in the footnotes below, certain directors timely elected to receive a credit under the Director Deferred Compensation Plan in lieu of their 2018 annual equity retainer. Plan credits are automatically invested in a notional Company stock fund and are not subject to rounding for fractional shares.

(3)	All Other Compensation is detailed in a table on the following page.
(4)	Mr. Adams departed the Board on May 24, 2018, and he forfeited the stock award reflected in the table above which he had received earlier in the year.
(5)	Mr. Arnold joined the Board on August 9, 2018, and his compensation for 2018 was pro-rated accordingly.
(6)

Ms. Escobedo Cabral timely elected to receive a credit under the Director Deferred Compensation Plan in lieu of her 2018 annual equity retainer, with the credit being automatically invested in a notional Company stock fund.

(7)

Mr. Diefenderfer timely elected to receive a credit under the Director Deferred Compensation Plan in lieu of his 2018 annual equity retainer, with the credit being automatically invested in a notional Company stock fund. He also elected to defer his annual cash retainer under the Director Deferred Compensation Plan.

(8)	Ms. Suitt Gilleland retired from the Board on May 24, 2018, and she forfeited the stock award reflected in the table above which she had received earlier in the year.
(9)	Ms. Lehman became Chair of the Finance and Operations Committee on May 24, 2018, and her annual cash retainer was adjusted at that time to reflect her new position.
(10)	Ms. Mills’ tenure as Chair of the Compensation and Personnel Committee ended in May 2018 and her annual cash retainer was adjusted accordingly.
(11)

Ms. Thompson became Chair of the Compensation and Personnel Committee on May 24, 2018, and her annual cash retainer was adjusted at that time to reflect her new position. Ms. Thompson timely elected to receive a credit under the Director Deferred Compensation Plan in lieu of her 2018 annual equity retainer, with the credit being automatically invested in a notional Company stock fund.

(12)

Mr. Williams timely elected to receive a credit under the Director Deferred Compensation Plan in lieu of his 2018 annual equity retainer, with the credit being automatically invested in a notional Company stock fund. He also elected to defer his annual cash retainer under the Director Deferred Compensation Plan.

(13)

Mr. Yowan timely elected to receive a credit under the Director Deferred Compensation Plan in lieu of his 2018 annual equity retainer, with the credit being automatically invested in a notional Company stock fund.

2019 Proxy Statement	43

All Other Director Compensation:

Name	Life Insurance Premiums(A) ($)	Total ($)
John K. Adams, Jr	0	0
Frederick Arnold	24	24
Anna Escobedo Cabral	58	58
William M. Diefenderfer III	58	58
Diane Suitt Gilleland	0	0
Katherine A. Lehman	58	58
Linda A. Mills	58	58
Jane J. Thompson	58	58
Laura S. Unger	58	58
Barry L. Williams	58	58
David L. Yowan	58	58

(A)	The amount reported is the annual premium paid by Navient to provide a life insurance benefit of up to $100,000.

2019 Proxy Statement	44

Proposal 2 — Ratification of the Appointment of the Independent Registered Public Accounting Firm

Navient’s independent registered public accounting firm, KPMG LLP (“KPMG”), is selected by the Audit Committee. On February 21, 2019, the Audit Committee engaged KPMG as Navient’s independent registered public accounting firm for the fiscal year ending December 31, 2019. Representatives of KPMG are expected to be present at the Annual Meeting and they will have the opportunity to respond to appropriate questions from shareholders and to make a statement if they desire to do so.

This proposal is put before the shareholders because the Board of Directors believes it is a good corporate governance practice to ask shareholders to ratify the selection of the independent registered public accounting firm.

For ratification, this proposal requires the affirmative vote of the holders of a majority of the Common Stock present, represented and entitled to vote, and voting affirmatively or negatively at the Annual Meeting. Accordingly, shares that are not voted affirmatively or negatively with respect to this proposal, including abstentions and broker non-votes, will not be relevant to the outcome. If the appointment of KPMG is not ratified, the Audit Committee will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement. Even if the selection of Navient’s independent registered public accounting firm is ratified, the Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during 2019 if, in its discretion, it determines that such a change would be in the Company’s best interests.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG AS NAVIENT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2019 ON THE ENCLOSED WHITE PROXY CARD.

2019 Proxy Statement	45

Independent Registered Public Accounting Firm

Fees Paid to Independent Registered Public Accounting Firms for 2018 and 2017

Aggregate fees billed for services performed for Navient by its independent accountant, KPMG, for the fiscal years ended December 31, 2018, and 2017, are set forth below.

	2018	2017
Audit Fees	$3,353,617	$3,059,569
Audit-Related Fees	$1,017,232	$1,641,614
Tax Fees	$822,374	929,921
All Other Fees	—	—
Total	$5,193,223	$5,631,104

Audit Fees. Audit fees include fees for professional services rendered for the audits of the consolidated financial statements of Navient and statutory and subsidiary audits, issuance of comfort letters, consents, income tax provision procedures, and assistance with review of documents filed with the SEC.

Audit-Related Fees. Audit-related fees include fees for assurance and other services related to service provider compliance reports, trust servicing and administration reports, internal control reviews, and attest services that are not required by statute or regulation.

Tax Fees. Tax fees include fees for federal and state tax compliance, and tax consultation services.

Pre-approval Policies and Procedures

The Audit Committee has a policy that addresses the approval of audit and non-audit services to be provided by the independent registered public accounting firm to the Company. The policy requires that all services to be provided by the Company’s independent registered public accounting firm be pre-approved by the Audit Committee or its Chair. Each approval of the Audit Committee or the Chair of the Audit Committee must describe the services provided and set a dollar limit for the services. The Audit Committee, or its Chair, pre-approved all audit and non-audit services provided by KPMG during 2018. Reporting is provided to the Audit Committee regarding services that the Chair of the Audit Committee pre-approved between committee meetings. The Audit Committee receives regular reports from management regarding the actual provision of all services by KPMG. No services provided by our independent registered public accounting firm were approved by the Audit Committee pursuant to the “de minimis” exception to the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2019 Proxy Statement	46

Report of the Audit Committee

The following report shall not be deemed incorporated by reference in any filing under the federal securities laws by virtue of any general incorporation of this proxy statement by reference and shall not otherwise be treated as filed under the federal securities laws.

The Audit Committee is responsible for monitoring our financial reporting processes and system of internal controls, supervising our internal auditors and overseeing the independence and performance of the independent auditors. In carrying out these responsibilities, the Audit Committee meets, on a regular basis, with our internal auditors and our independent auditors to review the overall scope and plans for their respective audits of our financial statements. The Audit Committee also meets privately (and in separate meetings) with members of management, our independent auditors and our internal auditors as may otherwise be needed. The Audit Committee meets with management and with the independent auditors each quarter to review and discuss our Annual Report on Form 10-K and our quarterly reports on Form 10-Q prior to their being filed with the SEC. It also meets with management and our independent auditors to review and discuss our quarterly earnings prior to their release.

The Audit Committee’s responsibility is to monitor and oversee the audit and financial reporting processes. However, the members of the Audit Committee are not practicing certified public accountants or professional auditors and rely, without independent verification, on the information provided to them and on the representations made by management, and the report issued by the independent registered public accounting firm. While the Audit Committee and the Board monitor the Company’s financial record-keeping and controls, management is ultimately responsible for the Company’s financial reporting process, including its system of internal controls, disclosure control procedures and the preparation of the financial statements. The independent auditors support the financial reporting process by performing an audit of the Company’s financial statements and issuing a report thereon.

The Audit Committee has reviewed and discussed with management and Navient’s independent registered accounting firm, KPMG LLP, the Company’s audited financial statements as of and for the year ended December 31, 2018. The Audit Committee also discussed with KPMG LLP the matters under Public Company Accounting Oversight Board (“PCAOB”) standards, including among other things, matters related to the conduct of the audit of our financial statements.

The Audit Committee received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with KPMG LLP the firm’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the 2018 Annual Report for filing with the Securities and Exchange Commission.

Audit Committee

Anna Escobedo Cabral, Chair

Frederick Arnold

Laura S. Unger

David L. Yowan

2019 Proxy Statement	47

Ownership of Common Stock

The following table provides information, as of March 1, 2019, about each shareholder known to Navient to beneficially own more than five percent of the outstanding shares of our Common Stock, based solely on the information filed by each such shareholder on Schedules 13D or 13G with the SEC on the dates indicated in the footnotes to this table (percentages are calculated assuming continuous beneficial ownership at March 1, 2019).

Name and Address of Beneficial Owner	Shares	Percent
Canyon Capital Advisors LLC (1) 2000 Avenue of the Stars, 11th Floor Los Angeles, CA 90067	25,649,480	10.5%
Barrow, Hanley, Mewhinney & Strauss, LLC (2) 2200 Ross Avenue, 31st Floor Dallas, TX 75201-2761	25,145,214	10.3%
The Vanguard Group, Inc. (3) 100 Vanguard Blvd. Malvern, PA 19355	25,010,637	10.3%
BlackRock Inc. (4) 40 East 52nd Street New York, NY 10022	23,806,736	9.8%

(1)

This information is based on the 13D/A filed with the SEC by Canyon Capital Advisors LLC on February 21, 2019. Canyon Capital Advisors LLC has sole power to vote or direct the vote for 25,649,480 shares of Common Stock and sole power to dispose or to direct the disposition of 25,649,480 shares of Common Stock.

(2)

This information is based on the Schedule 13G filed with the SEC by Barrow, Hanley, Mewhinney & Strauss, LLC on February 11, 2019. Barrow, Hanley, Mewhinney & Strauss, LLC has sole power to vote or direct the vote for 7,687,697 shares of Common Stock, shared power to vote or to direct the vote for 17,457,517 shares of Common Stock and sole power to dispose or to direct the disposition of 25,145,214 shares of Common Stock.

(3)

This information is based on the Schedule 13G/A filed with the SEC by The Vanguard Group, Inc., on March 11, 2019. The Vanguard Group, Inc., directly and through its subsidiaries, has sole power to vote or direct the voting of 121,630 shares of Common Stock, shared voting power of 36,960 shares, sole power to dispose of or direct the disposition of 24,880,366 shares of Common Stock, and shared power to dispose of or direct the disposition of 130,271 shares of Common Stock. According to this Schedule 13G/A, Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., beneficially owns 93,311 shares of Common Stock; and Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., beneficially owns 65,279 shares of Common Stock.

(4)

This information is based on the Schedule 13G filed with the SEC by BlackRock, Inc. on February 6, 2019. BlackRock, Inc. has sole power to vote or direct the voting of 22,620,146 shares of Common Stock and has sole power to dispose of or direct the disposition of for 23,806,736 shares of Common Stock.

2019 Proxy Statement	48

Ownership of Common Stock by Directors and Executive Officers

The following table sets forth information concerning the beneficial ownership of Navient’s Common Stock by: (i) our current directors and director nominees; (ii) the named executive officers listed in the Summary Compensation Table; and (iii) all of the Company’s current directors and executive officers as a group. Under SEC rules, beneficial ownership for purposes of this table takes into account stock as to which the individual has or shares voting and/or investment power as well as stock that may be acquired within 60 days (such as by exercising vested stock options). Information is provided as of March 1, 2019. The beneficial owners listed have sole voting and investment power with respect to stock beneficially owned, except as to the interests of spouses or as otherwise indicated. As of March 1, 2019, there were 243,295,923 shares of our Common Stock issued, outstanding and entitled to vote.

Director Nominees	Shares (1)	Vested Options (2)	Total Beneficial Ownership (3)	Percent of Class
Frederick Arnold	19,181	—	19,181	*
Anna Escobedo Cabral(4)	49,994	—	49,994	*
William M. Diefenderfer III(5)	192,203	—	192,203	*
Katherine A. Lehman	50,195	—	50,195	*
Linda A. Mills	55,964	—	55,964	*
Jane J. Thompson(6)	55,114	—	55,114	*
Laura S. Unger(7)	48,834	—	48,834	*
Barry Lawson Williams(8)	97,164	2,204	99,368	*
David L. Yowan(9)	30,167	—	30,167	*
Named Executive Officers
Jack Remondi(10)	2,302,558	207,750	2,510,308	1.02%
Christian Lown(11)	241,993	—	241,993	*
John Kane(12)	409,543	67,957	477,500	*
Mark Heleen(13)	224,295	19,819	244,114	*
Steve Hauber(14)	120,411	36,330	156,741	*
Jeff Whorley(15)	276,616	—	276,616	*
Directors and Current Officers as a Group (14 Persons)	3,897,616	334,060	4,231,676	1.72%

*	Less than one percent
(1)

Shares of Common Stock and stock units held directly or indirectly, including deferred stock units credited to Company-sponsored retirement and deferred compensation plans. Totals for named executive officers include (i) restricted stock units (“RSUs”) that vest and are converted into shares only upon the passage of time, (ii) performance stock units (“PSUs”) that vest and are converted into shares upon the satisfaction of pre-established performance conditions, and (iii) associated dividend equivalent units (“DEUs”) issued on outstanding RSUs and PSUs. The individuals holding such RSUs, PSUs and DEUs have no voting or investment power over these units.

(2)

Shares that may be acquired within 60 days of March 1, 2019, through the exercise of stock options. The stock options held by our officers are net-settled pursuant to their terms (i.e., shares are withheld upon exercise to cover the aggregate exercise price, and the net resulting shares are delivered to the option holder). Net-settled stock options therefore are shown on a “spread basis,” with out-of-the-money options shown as 0. The stock options held by our directors are a combination of net-settled options and traditional non-qualified stock options, which are shown on a gross outstanding basis.

(3)	Total of columns 1 and 2. Except as otherwise indicated and subject to community property laws, each owner has sole voting and sole investment power with respect to the shares listed.
(4)	For Ms. Cabral, 31,919 shares are deferred stock units credited to a Company-sponsored deferred compensation plan account.
(5)	Mr. Diefenderfer’s share ownership includes 75,631 shares held indirectly in a Roth IRA. 91,475 shares are deferred stock units credited to a Company-sponsored deferred compensation plan account.
(6)	For Ms. Thompson, 48,853 shares are deferred stock units credited to a Company-sponsored deferred compensation plan account.

2019 Proxy Statement	49

(7)	For Ms. Unger, 17,155 shares are deferred stock units credited to a Company-sponsored deferred compensation plan account.
(8)	For Mr. Williams, 43,816 shares are deferred stock units credited to a Company-sponsored deferred compensation plan account.
(9)	For Mr. Yowan, 10,062 shares are deferred stock units credited to a Company-sponsored deferred compensation plan account.
(10)

Mr. Remondi’s share ownership includes 250 shares held as custodian for his child. 801,194 of the shares reported in this column are RSUs, PSUs or DEUs over which Mr. Remondi has no voting or dispositive control.

(11)	215,681 of the shares reported in this column are RSUs, PSUs, or DEUs over which Mr. Lown has no voting or dispositive control.
(12)

213,121 of the shares reported in this column are RSUs, PSUs or DEUs over which Mr. Kane has no voting or dispositive control. 1,191 shares are deferred stock units credited to a Company-sponsored deferred compensation plan account.

(13)	134,383 of the shares reported in this column are RSUs, PSUs or DEUs over which Mr. Heleen has no voting or dispositive control.
(14)	82,345 of the shares reported in this column are RSUs, PSUs or DEUs over which Mr. Hauber has no voting or dispositive control.
(15)	120,887 of the shares reported in this column are RSUs, PSUs or DEUs over which Mr. Whorley has no voting or dispositive control.

2019 Proxy Statement	50

Executive Officers

Our executive officers are appointed annually by the Board of Directors. The following sets forth biographical information concerning Navient’s executive officers who are not directors. Biographical information for Mr. Remondi is included in Proposal 1 — Election of Directors.

Name and Age	Position and Business Experience

Christian Lown 49

•  Chief Financial Officer, Navient — March 2017 to present

•  Managing Director and Co-Head, Global Financial Technology Group, North America Banks and Diversified Finance, Morgan Stanley — 2006 to March 2017

•  Vice President, Financial Institutions Group — UBS AG — 2003 to 2006

•  Associate, Financial Institutions Group, Credit Suisse First Boston — 2001 to 2003

John Kane 50

•  Group President, Business Processing Solutions, Navient — June 2015 to present

•  Chief Operating Officer, Navient — April 2014 to June 2015

•  Senior Vice President — Enterprise Project Management, SLM Corporation — March 2013 to April 2014

•  Senior Vice President — Credit, SLM Corporation — August 2011 to March 2013

•  Senior Vice President — Collections, SLM Corporation — 2008 to 2011

•  Senior Vice President — Consumer Credit Operations, MBNA/Bank of America — 1990 to 2008

Mark L. Heleen 56

•  Chief Legal Officer and Secretary, Navient — February 2015 to present

•  Senior Vice President and Senior Deputy General Counsel, Navient — June 2014 to February 2015

•  Senior Attorney, Cadwalader Wickersham & Taft LLP — August 2013 to June 2014

•  Independent Consultant — January 2011 to August 2013

•  Executive Vice President and General Counsel, SLM Corporation — February 2009 to December 2010

•  Various roles in the Office of the General Counsel, SLM Corporation — July 1988 to February 2009

Steve Hauber 44	• Chief Risk and Compliance Officer, Navient — June 2017 to present • Chief Audit Officer, Navient — April 2014 to June 2017 • Chief Audit Officer, SLM Corporation — January 2011 to April 2014

2019 Proxy Statement	51

Proposal 3 — Advisory Vote on Executive Compensation

Navient is asking shareholders to approve an advisory resolution (commonly referred to as a “say-on-pay” resolution) on the Company’s executive compensation as reported in this proxy statement. Navient urges shareholders to read the “Compensation Discussion and Analysis” section of this proxy statement, which describes how the Company’s executive compensation policies and procedures operate and are designed, as well as the Summary Compensation Table and other related compensation tables and narrative, which provide detailed information on the compensation paid to our named executive officers (“NEOs”).

This proposal gives you, as a shareholder, the opportunity to express your views on our NEOs’ compensation. Your vote is not intended to address any specific item of our compensation program, but rather to address our overall approach to and objectives of the compensation paid to our NEOs as described in this proxy statement. In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Navient is asking shareholders to approve the following advisory resolution at the Annual Meeting:

“Resolved, that Navient’s shareholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis and the related compensation tables and narrative disclosure in this proxy statement.”

The Company conducted a similar advisory vote at our last annual meeting of shareholders. At that time, shareholders expressed support for the 2017 compensation of our NEOs, with approximately 97.4% of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter cast to approve the 2017 compensation of our NEOs.

The Board of Directors believes that the Company’s 2018 executive compensation program strongly aligned pay to actual performance. Shareholders are encouraged to read the “Compensation Discussion and Analysis” section, which describes Navient’s executive compensation program in detail, including how it is designed to achieve the Company’s compensation objectives and how the Company’s performance in 2018 was reflected in the compensation of our NEOs.

This proposal to approve the resolution regarding the compensation paid to Navient’s NEOs requires the affirmative vote of the holders of a majority of the Common Stock present, represented and entitled to vote, and voting affirmatively or negatively at the Annual Meeting. Accordingly, shares that are not voted affirmatively or negatively with respect to this proposal, including abstentions and broker non-votes, will not be relevant to the outcome.

As an advisory vote, the “say-on-pay” resolution is not binding on Navient. The Board of Directors, however, values the opinions of our shareholders as expressed through their votes. Accordingly, the Board of Directors as well as the Compensation Committee will review and consider the results of the “say-on-pay” vote, the opinions of our shareholders, and other relevant factors in making future decisions regarding our executive compensation program.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS AND THE RELATED COMPENSATION TABLES AND NARRATIVE DISCLOSURE IN THIS PROXY STATEMENT ON THE ENCLOSED WHITE PROXY CARD.

2019 Proxy Statement	52

Executive Compensation

Compensation and Personnel Committee Report

The following report shall not be deemed incorporated by reference in any filing under the federal securities laws by virtue of any general incorporation of this proxy statement by reference and shall not otherwise be treated as filed under the federal securities laws.

The Compensation and Personnel Committee of the Board of Directors has reviewed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and discussed it with the Company’s management, and based on its review and discussions with management, the Compensation and Personnel Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the 2018 Annual Report and this proxy statement.

Compensation and Personnel Committee

Jane J. Thompson, Chair

Katherine A. Lehman

Linda A. Mills

Barry L. Williams

2019 Proxy Statement	53

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis (“CD&A”) provides information regarding our executive compensation guiding principles, the elements of our executive compensation program, the factors that were considered in making compensation decisions for our “named executive officers” or “NEOs” in 2018, and how we have modified our programs to meet Navient’s needs in the future.

Navient’s Compensation and Personnel Committee (the “Compensation Committee” or simply the “Committee”) is responsible for establishing our executive compensation program, including the program’s underlying philosophy, objectives and related policies. The Committee is composed of Ms. Thompson (Chair), Ms. Lehman, Ms. Mills and Mr. Williams. Ms. Thompson assumed the role of Vice Chair in February 2018 and became Chair of the Committee in May 2018.

This CD&A presents information for the following Navient NEOs:

•	Jack Remondi, President and Chief Executive Officer

•	Christian Lown, Chief Financial Officer

•	John Kane, Group President, Business Processing Solutions

•	Mark Heleen, Chief Legal Officer and Secretary

•	Steve Hauber, Chief Risk and Compliance Officer

•	Jeff Whorley, Former Group President, Asset Management and Servicing

Mr. Whorley served as the Company’s Group President, Asset Management and Servicing until July 22, 2018, at which time he departed the Company to become a member of First Data Corporation’s Management Committee. Mr. Whorley’s departure was part of a strategic agreement between the Company and First Data Corporation, through which First Data Corporation became the primary provider of technology solutions for Navient’s federal education loans.

Executive Summary

Navient’s executive compensation program emphasizes the link between pay and performance, aligning the compensation of our executives with the interests of our shareholders. Our executive compensation program balances annual and long-term performance measures, including a mix of financial, operational and strategic goals that promote effective management of our FFELP loan portfolio, improvements in our private education loan portfolio and non-education fee revenues, and profitable growth in our business services segment. Individual performance goals—including cost containment goals in 2018—also are established for each of our NEOs. This section summarizes Navient’s performance in 2018 and the impact of that performance on the compensation paid to our NEOs.

Navient’s 2018 Performance

Navient’s 2018 results reflect successful and disciplined management across our businesses. Our 2018 results included key successes such as strong EPS performance, growth in our consumer lending business, improved loan portfolio performance, continued financing actions to maximize the net interest margin for our loan portfolios, Company-wide operating expense reductions, improvements to capital management and a new outsourcing relationship with First Data Corporation that allows the Company to shift certain servicing and technology costs from fixed costs to variable costs. Our strong performance in 2018 demonstrates that we have the expertise, systems and data-driven strategies to create value by maximizing cash flows, originating high-quality loans, growing our fee revenue, and improving operating efficiency.

2019 Proxy Statement	54

The following chart illustrates our key accomplishments in 2018 and the link between those accomplishments and our executive compensation program:

Navient’s 2018 Performance
Business Objectives:	Key Accomplishments in 2018:	Link with Executive Compensation:
Provide Consistent Returns to Shareholders	Returned $386 million to our shareholders through dividends and share repurchases “Core Basis” EPS[3] of $2.09, beating the target in our 2018 annual incentive plan

Annual Incentive Measures:

•  Core Basis EPS

•  Operating Expenses

•  Private Education Loan Gross Defaults

Long-term Incentive Measures:

•  Net Student Loan Cash Flows[4]

•  Significantly Reduce Expenses and Improve Profitability of Key Business Lines

Reduce Our Operating Expenses	Reduced adjusted operating expenses[5] by 11% from 2017 Shifted certain technology costs from fixed to variable through strategic outsourcing agreement with First Data Corporation	Annual Incentive Measures: • Core Basis EPS • Operating Expenses Long-term Performance Measures: • Significantly Reduce Expenses and Improve Profitability of Key Business Lines

Grow Our Consumer Lending Business	Originated over $2.8 billion in private education refinance loans, significantly above the $2.45 billion target in our 2018 annual incentive plan	Annual Incentive Measures: • Consumer Lending Loan Volume

Improve Performance of Our Private Education Loan Portfolio	Private education loan charge-offs decreased by 16% from 2017 Private education loan provision declined by $83 million from 2017	Annual Incentive Measures: • Private Education Loan Gross Defaults • Core Basis EPS

Pursue Loan Portfolio Acquisitions	Acquired $3.6 billion in education loans, which add to our consistent and predictable cash flows	Long-term Incentive Measures: • Pursue Opportunistic Loan Portfolio Acquisitions • Net Student Loan Cash Flows

Successfully Manage Our Liquidity Needs	Issued $4 billion in FFELP loan asset-backed securities (“ABS”), $3 billion in private education loan ABS and $500 million in unsecured debt Retired $3 billion of senior unsecured debt Net Interest Margin of 0.83% for Federal Education Loan Segment	Annual Incentive Measures: • Core Basis EPS Long-term Incentive Measures: • Execute Financing Strategies • Net Student Loan Cash Flows

[3]

Excludes any regulatory and restructuring charges, as well as certain extraordinary items such as strategic corporate transactions or other unusual or unplanned events. “Core Earnings” per share is a non-GAAP financial measure that does not represent a comprehensive basis of accounting. For more information on the definition of Core Earnings and for a reconciliation of non-GAAP financial measures with GAAP results, please refer to the discussion on pages 40–51 of our 2018 Annual Report filed on February 26, 2019, or refer to the Investor Relations section of our website located at http://www.navient.com/about/investors/.

[4]

“Net Student Loan Cash Flows” is a non-GAAP financial measure that does not represent a comprehensive basis of accounting. For more information on the definition of net student loan cash flows, please refer to the definition on Page 57 of this proxy statement.

[5]

“Adjusted operating expenses” is a non-GAAP financial measure that does not represent a comprehensive basis of accounting. For more information on the definition of adjusted operating expenses and for a reconciliation of non-GAAP financial measures with GAAP results, please refer to our Investor Presentation for Fourth Quarter and Full Year 2018 on the Investor Relations section of our website located at http://www.navient.com/about/investors/.

2019 Proxy Statement	55

Pay for Performance in 2018

Because our executive compensation program directly links pay to performance, the Company’s strong performance in 2018 is reflected in the 2018 incentive compensation earned by our executives, which is summarized in the sections below.

Annual Incentives. Our annual incentive plan—known as the Management Incentive Plan (“MIP”)—is designed to drive short-term performance by focusing on key performance measures tied to our annual operating plan. The 2018 MIP incorporated the following performance metrics designed to drive critical components of our 2018 operating plan:

2018 MIP Performance Metric	Weight	Rationale
Earnings Per Share on a “Core Earnings” Basis[6]	35%	• Measures overall management effectiveness • Promotes shareholder value • Key financial metric for investors

Business Processing Revenue	25%	• Emphasizes growth in strategic businesses • Revenue growth helps to offset company-wide expenses as our FFELP loan portfolio amortizes

Consumer Lending New Loan Volume	20%

•  Emphasizes growth in strategic businesses

•  Offers refinance opportunities to our existing customers, which helps retain and grow our customer base

•  Loan volume, within management’s risk and return guidelines, is a key focus in order to scale this growing business

Private Education Loan Gross Defaults	10%	• Enhances the profitability of our private education loan portfolio • Aids our private education student loan customers • Key financial metric for investors

Operating Expenses	10%

•  Focuses management attention on expense reduction as our FFELP loan portfolio amortizes

•  Key financial metric for investors, which is also critical to the achievement of our Core Earnings Per Share goal

Performance against four of the five MIP targets in 2018 was notably strong, resulting in the maximum payout factor of 150% per metric. Performance against the fifth MIP target was substantially below target. The following chart summarizes Navient’s performance in 2018 relative to goals established for these performance metrics, which resulted in above-target payments under the 2018 MIP.

2018 Management Incentive Plan
2018 Performance Metric*	Performance Target	2018 Actual Performance	Payout Factor	Weighting	Performance Score
Earnings Per Share on a “Core Earnings” Basis	$1.90	$2.09	150.0%	35%	52.5%
Business Processing Revenue (millions)	$299	$267	55.6%	25%	13.9%
Consumer Lending New Loan Volume (millions)	$2,450	$2,883	150.0%	20%	30.0%
Private Education Loan Gross Defaults (millions)	$559	$461	150.0%	10%	15.0%
Operating Expenses (millions)	$984	$937	150.0%	10%	15.0%
		Overall Performance Score:			126.4%

*	Excludes any regulatory and restructuring charges, as well as certain extraordinary items such as strategic corporate transactions or other unusual or unplanned events.

Our 2018 Management Incentive Plan is described in greater detail beginning on page 65.

[6]

“Core Earnings” per share is a non-GAAP financial measure that does not represent a comprehensive basis of accounting. For more information on the definition of Core Earnings and for a reconciliation of non-GAAP financial measures with GAAP results, please refer to the discussion on pages 40–51 of our 2018 Annual Report filed on February 26, 2019, or refer to the Investor Relations section of our website located at http://www.navient.com/about/investors/.

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Long-term Incentives. Our long-term incentive program is designed to drive longer-term performance and shareholder value by delivering a significant portion of NEO compensation through equity awards, including performance stock units (“PSUs”). Fiscal year 2018 marked the final year of a three-year performance period associated with PSUs granted to our executive team in early 2016 as part of our long-term incentive program.

These 2016-18 PSUs were designed to vest at the end of 2018, with a potential payout ranging from 0% to 150% of the target number of units, based on cumulative performance over the 2016-18 performance period. The following performance metrics were selected when designing these equity awards to focus management on specific long-term business objectives:

2016-18 PSU Performance Metric	Weight	Rationale
Net Student Loan Cash Flows	50%

•  Promotes successful management of our loan portfolios

•  Critical driver of shareholder value, supporting dividends, share repurchases and debt payments

•  Supports growth of strategic businesses, including consumer lending

Revenue from Growth Businesses	30%	• Emphasizes strategic growth as our FFELP loan portfolio amortizes • Offsets Company-wide expenses as our FFELP loan portfolio amortizes

Strategic Objectives	20%	• Focuses management on critical, long-term strategic goals

The following chart summarizes the Company’s cumulative performance over the 2016-18 performance period relative to the targets established for each of these metrics. Our continued strong performance during this three-year period resulted in the 2016-18 PSUs vesting at 125% of the target number of units.

2016-18 Performance Stock Units
2016-18 Performance Metric*	Performance Target	2018 Actual Performance	Payout Factor	Weight	Performance Score
Net Student Loan Cash Flows (millions)	$7,800	$8,609	150%	50%	75%
Revenue from Growth Businesses (millions)	$665	$612	82%	30%	25%
Strategic Objectives • Pursue Opportunistic Loan Portfolio Acquisitions • Significantly Reduce Expenses and Improve Profitability of Key Business Lines • Build Strong Relationships with State and Federal Regulators • Execute Financing Strategies			125%	20%	25%
		Overall Performance Score:			125%

*

Net Student Loan Cash Flows include aggregate cash flows net of secured borrowings from student loans realized for the fiscal years 2016, 2017 and 2018, including student loan cash flows realized from new acquisitions, but excluding the impact of cash flows for fiscal years beyond 2018 that are accelerated through securitizing or pledging unencumbered student loans, or through loan sales. Revenue from Growth Businesses includes that portion of the Company’s aggregate revenue for fiscal years 2016-18 from non-federal-loan-related businesses.

The Committee considered management’s key accomplishments during the 2016-18 performance period when assessing the Company’s performance relative to the strategic goals established at the beginning of that period. These key accomplishments are set forth in the following table.

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2016-18 Strategic Objectives	Accomplishments
Pursue Opportunistic Loan Portfolio Acquisitions	• Acquired nearly $20 billion in student loans between 2016-2018, significantly enhancing cash flows from our amortizing loan portfolio • Exceeded acquisition targets by 40%
Significantly Reduce Expenses and Improve Profitability of Key Business Lines

•  Completed strategic transaction with First Data Corporation that converts fixed costs to variable costs for IT support of our servicing operations

•  Implemented automation and system enhancements, as well as program and procedural improvements, that have driven down expenses and improved efficiency

Build Strong Relationships with State and Federal Regulators	• Executed on strategy to provide fact-based responses to ongoing litigation • Won significant new and renewal contracts • Received positive examinations from various federal and state regulators
Execute Financing Strategies

•  Generated significant liquidity through expansion of private credit repurchase facilities, refinancing of multiple securitization structures, and creation of new warehouse financing facilities that reduced dependency on higher-cost corporate unsecured debt

•  Introduced new hedging strategies to lock-in favorable economics and reduce basis risk

•  Reduced unsecured debt by over $3 billion and distributed approximately $2 billion to shareholders through dividends and share repurchases

Given the relative difficulty in meeting these strategic goals, as well as their importance to the Company’s long-range business strategy, the Committee determined that management’s accomplishments relative to these strategic goals warranted a strategic performance score of 125%.

Additional details regarding the 2016-18 PSUs can be found on page 71.

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CEO Realizable Pay

Our pay-for-performance approach over the past four years is highlighted in the chart below, which shows the alignment between the Company’s performance (as measured by cumulative total shareholder return (“TSR”)) and the annual Realizable Pay (as defined below) of our CEO over the past four fiscal years.

The Committee believes that analysis of Realizable Pay allows a more complete understanding of the pay-for-performance relationship than sole reliance on amounts shown in the Summary Compensation Table, which reflects the grant date value of various equity awards. The table below compares the components of Mr. Remondi’s Realizable Pay for 2018, 2017, 2016 and 2015.

	Year	Base Salary ($)	Annual Incentive Compensation ($)	PSUs ($)	RSUs ($)	Stock Options ($)	Total ($)
CEO Realizable Pay	2018	1,000,000	1,896,000	2,309,255	517,094	0	5,722,349
	2017	1,000,000	1,444,500	0	1,032,553	0	3,477,053
	2016	1,000,000	1,666,500	—	2,067,157	5,527,226	10,260,883
	2015	1,000,000	735,000	—	370,201	0	2,105,201

Realizable Pay for each of the applicable fiscal years is the sum of base salary paid, annual incentive award earned, the year-end value of RSUs and stock options granted under the Company’s long-term incentive program in that year, and the value of any PSUs with a performance period ending in that fiscal year. Stock awards are valued as of the end of each fiscal year and include the “in-the-money” value of stock options, RSUs and PSUs (excluding accrued dividend equivalent units on RSUs and PSUs).

Because the Company typically grants RSUs and stock options in February each year, the year-end value of these equity awards may be significantly greater or less than the grant-date value depending on whether the price of our common stock has increased or decreased by the end of the year. For example, the year-end value of stock options and RSUs granted in early 2016 was substantially greater than the value of these awards upon grant, as the price of our common stock increased between the February 2016 grant date and December 31, 2016, while the opposite was true for stock options and RSUs granted in early 2017 and 2018.

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PSUs typically vest based on cumulative performance over three fiscal years. For example, PSUs granted in early 2015 were designed to vest at the end of 2017 based on cumulative performance over the 2015-2017 fiscal years. Due to the Company’s performance during that three-year period, the value at the end of the fiscal 2017 was zero as none of the PSUs were earned. PSUs granted in early 2016 vested at 125% of target number of units based on the Company’s performance over the applicable 2016-18 performance period.

Cumulative TSR assumes a base investment of $100 at May 1, 2014—the date Navient began trading as an independent company following its separation from SLM Corporation—and reinvestment of dividends through the end of each of the past four fiscal years ending on December 31, 2018.

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Navient’s Compensation Philosophy and Objectives

We provide each of our NEOs with a compensation package that is tied to performance and aligned with the interests of our shareholders. The Compensation Committee utilizes the following guiding principles to design, implement, and monitor our executive compensation program:

•

Align Compensation with Shareholder Interests. For 2018, 85% of the total direct compensation opportunity provided to our CEO was at-risk and aligned with shareholder value, including incentive awards that depend upon the attainment of specific performance objectives, the value of Navient’s Common Stock or both. This feature of our executive compensation program is highlighted in the charts below.

•

Pay for Performance. As illustrated above, more than 50% of the full-year total compensation at target for our NEOs is delivered through annual incentives and PSUs that are earned based on achievement of enterprise-wide goals that impact shareholder value.

•

Reward Annual Performance. The annual incentive award component of our NEOs’ total compensation is designed to reward achievement of key annual goals that are aligned with the Company’s annual business plan, and conversely to be lower or zero in periods in which those key annual goals are only partially achieved or not achieved at all.

•	Reward Long-term Growth. The total compensation paid to our NEOs is weighted toward long-term equity-based incentives. These awards align pay with sustained performance and shareholder value creation.

•

Retention of Top Executives. Our NEOs have base salaries and benefits that are competitive and not excessive, therefore permitting Navient to attract, motivate and retain executives who can drive and lead our success.

The compensation packages we provide to our NEOs are designed to be competitive when compared to companies that compete with us for executive talent. In setting the compensation opportunity for our NEOs, we generally target the median total direct compensation provided to similarly-situated executives by our peer group companies.

We also believe that strong governance practices and policies are aligned with shareholder interests. Our policies prohibit hedging, pledging or short-sales of any Company stock held by our NEOs and provide for the clawback of compensation in certain situations. See “Other Arrangements, Policies and Practices Related to Our Executive Compensation Programs” below.

How Compensation Decisions Are Made

In establishing competitive total compensation packages for our NEOs, the Compensation Committee relies on an analysis of market data on the executive compensation packages offered by Navient’s peer group companies, which are described below. While the Committee generally targets the median total compensation opportunity provided by our peer group companies to similarly-situated executives, market data is only one of several factors considered in establishing the

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compensation opportunity levels of our NEOs. Navient’s annual strategic business plan also factors heavily in determining certain elements of total compensation, such as our Annual Incentive and Long-term Incentive Programs, which are described in more detail below. Past pay practices and internal employee pay equity, as well as the skills and experience that each NEO brings to Navient, are all important factors considered by the Committee. The Committee also considers an assessment of each NEO’s success in achieving individual and business objectives, an assessment that is prepared by the CEO and presented to the Committee at a minimum of once each year.

Role of the Compensation Consultant

The Compensation Committee is advised by its Compensation Consultant. See “Compensation Consultant and Independence” earlier in this proxy statement for more information on the Compensation Consultant’s role as an independent advisor to the Compensation Committee.

Use of Peer Groups

Navient seeks to provide its NEOs with competitive compensation relative to a peer group of companies. The Compensation Committee reviews the composition of the peer group annually with the assistance of the Compensation Consultant, making adjustments as needed to address changes in Navient’s business or changes in the peer group companies due to mergers or other transactions.

Based on its review, the Committee decided the 2018 peer group should remain unchanged from 2017. The Compensation Committee continues to believe that asset size is the most relevant comparator when identifying other companies of similar size and complexity. Our peer group, which the Committee used as context when setting target pay levels at the start of 2018, consists of the following companies:

2018 Navient Peer Group

Company	Total Assets(1)	Net Income(2)	Market Cap(1)
Customer Account Management
Alliance Data Systems Corporation	$30,388	$963	$8,175
Automatic Data Processing, Inc. (3)	38,806	1,601	57,395
DST Systems, Inc. (4)	3,079	267	4,982
Total System Services, Inc.	7,469	577	14,831
The Western Union Company	8,997	852	7,554
Asset and Risk Management
The Charles Schwab Corporation	296,482	3,507	56,084
Comerica Incorporated	70,818	1,235	11,107
Fifth Third Bancorp	146,069	2,193	15,427
Lincoln National Corporation	298,147	1,641	10,960
Voya Financial, Inc.	154,682	875	6,242
High Volume Operations
Discover Financial Services	109,553	2,742	19,815
Fiserv, Inc.	11,262	1,187	29,284
Global Payments Inc.	13,231	452	16,316
Paychex, Inc. (5)	7,002	1,004	23,395
Worldpay, Inc. (6)	24,889	13	22,727
25th Percentile	10,129	714	9,568
Median	30,388	1,004	15,427
75th Percentile	127,811	1,621	23,061
Navient Corporation	104,176	395	2,273
Rank	6 of 16	14 of 16	16 of 16
Percentile	70	12	0

(1)

Total assets and market capitalization reflect each company’s most recent fiscal year end except for Automatic Data Processing, Inc., DST Systems, Inc. and Paychex, Inc. Please see footnotes (3), (4) and (5) for more information.

(2)

Net income (in millions in accordance with GAAP) for each company’s most-recently-ended fiscal year, as reflected in each company’s Annual Report on Form 10-K filed with the SEC. Except as otherwise noted below, each company’s most recent fiscal year ended December 31, 2018.

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(3)

Automatic Data Processing’s most recent fiscal year end is June 30, 2018. Total assets reflect the most-recent fiscal quarter end and net income reflects 12-month trailing as of December 31, 2018. Market capitalization reflects common shares outstanding at December 31, 2018, multiplied by the per share closing price of the company’s common stock on December 31, 2018, the last trading date of the year.

(4)

DST Systems, Inc. was acquired by SS&C Technologies Holdings, Inc. on April 16, 2018. Market capitalization reflects common shares outstanding at April 16, 2018, multiplied by the per share closing price of the company’s common stock on April 16, 2018, the company’s last day of trading. All other metrics are as of March 31, 2018, the most recent quarter end with publicly disclosed financial data.

(5)

Paychex’s most recent fiscal year end is May 31, 2018. Total assets reflect the most-recent fiscal quarter end and net income reflects 12-month trailing as of November 30, 2018. Market capitalization reflects common shares outstanding at December 31, 2018, multiplied by the per share closing price of the company’s common stock on December 31, 2018, the last trading date of the year.

(6)	The company was formerly known as Vantiv, Inc. and changed its name to Worldpay, Inc. after it acquired Worldpay Group plc in January 2018.

Consideration of Say-on-Pay Vote Results

At our most recent annual meeting of shareholders, held on May 24, 2018, the Company conducted an advisory vote to approve its executive compensation for the fiscal year ended December 31, 2017. Consistent with prior years, shareholders expressed overwhelming support for the compensation of our NEOs. Approximately 97.4% of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter cast to approve our 2017 executive compensation. The Committee took into account the results of this advisory vote when making compensation decisions for 2018.

In 2015, the Company conducted an advisory vote on the frequency of future advisory votes to approve its executive compensation. Our shareholders indicated their preference for future advisory votes to be held annually. Consistent with the shareholders’ vote on this matter, the Board adopted a policy providing for annual advisory votes to approve the Company’s executive compensation.

2018 Executive Compensation Program

Primary Elements of Compensation

The compensation program for our NEOs consists of three primary elements:

Compensation Element	Objective	Type of Compensation
Base Salary	To provide a base level of cash compensation consistent with the executive’s level of responsibility.	Fixed cash compensation. Reviewed annually and adjusted as appropriate.

Annual Incentives	To encourage and reward our NEOs for achieving annual corporate and individual performance goals.	Variable compensation. Performance-based. Payable in cash.

Long-term Incentives	To motivate and retain senior executives by aligning their interests with those of shareholders through sustained performance and growth.	Multi-year variable compensation. Generally payable in performance stock units (“PSUs”) and/or restricted stock units (“RSUs”), in addition to stock options. PSUs are subject to performance vesting based on cumulative three-year performance, with each award being settled in stock at the end of the performance period to the degree that goals are met. RSUs and stock options are subject to time-based vesting, with each award vesting in 1/3 increments over a three-year period. For 2018, total long-term incentive value was provided 50% in PSUs, 30% in stock options, and 20% in RSUs.

The Compensation Committee makes decisions regarding each primary element of compensation described above.

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In addition to the three primary compensation elements discussed above, our NEOs have an opportunity to participate in the Navient Deferred Compensation Plan. The Deferred Compensation Plan offers a variety of investment choices, none of which represents an “above-market return.” We also provide our NEOs with the same standard health, welfare and retirement benefits provided to our employees, as well as limited perquisites. Each of our NEOs also participates in severance plans for our senior executives.

Total Direct Compensation Mix

These primary compensation elements—Base Salary, Annual Incentives and Long-term Incentives—together form Total Direct Compensation for each of our NEOs. Consistent with Navient’s pay-for-performance culture, 85% of the 2018 Total Direct Compensation of our CEO was at-risk and dependent upon the attainment of specific performance objectives, as well as the value of Navient’s Common Stock. The charts below provide the at-risk percentages of the 2018 Total Direct Compensation of our NEOs and the percentage of their compensation that is at-risk, with Annual Incentives and PSUs shown at target levels of performance for the full year.

Base Salary

The Compensation Committee reviews base salary levels for the NEOs on an annual basis but may make changes less frequently. Based on a market analysis of the 2018 Navient peer group, the Compensation Committee (in consultation with the other independent members of the Board) determined that Mr. Remondi’s 2018 base salary should remain unchanged at $1,000,000, consistent with peer group benchmarking.

The 2018 base salaries of Messrs. Lown, Kane, Heleen, Hauber and Whorley were established by the Compensation Committee, taking into account recommendations made by Mr. Remondi, as well as a review of benchmarking data from the 2018 Navient peer group. Following market-based adjustments to base salaries in 2017, the Committee concluded that the base salary for each of our NEOs should remain unchanged for 2018. In the case of each NEO, including the CEO, the Committee reached its final determinations in consultation with the Compensation Consultant. The following chart lists the base salary for each of our NEOs as of December 31, 2018, December 31, 2017, and December 31, 2016 respectively.

Navient NEOs	2018 Base Salary	2017 Base Salary	2016 Base Salary
Mr. Remondi	$1,000,000	$1,000,000	$1,000,000
Mr. Lown*	$400,000	$400,000	$—
Mr. Kane	$460,000	$460,000	$450,000
Mr. Heleen	$385,000	$385,000	$370,000
Mr. Hauber*	$310,000	$—	$—
Mr. Whorley*	$460,000	$460,000	$450,000

*

Mr. Lown joined the Company in March 2017, and he was not a named executive officer of the Company during 2016. Mr. Hauber was not a named executive officer of the Company in either 2016 or 2017. As noted earlier, Mr. Whorley departed the Company in July 2018 in connection with a strategic agreement between the Company and First Data Corporation.

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Annual Incentive Awards: The 2018 Management Incentive Plan

As part of Navient’s annual strategic planning process, management developed an operating plan for the Company’s 2018 fiscal year. The Compensation Committee and management then discussed specific corporate performance metrics and goals for Navient to be set forth in a 2018 annual incentive program—known as the Management Incentive Plan (“MIP”)—with the express purpose of focusing executives on achieving the operating plan.

The following table details the specific performance metrics utilized in our 2018 Management Incentive Plan, as well as the weight assigned to each metric:

2018 MIP Performance Metric	Weight	Rationale
Earnings Per Share on a “Core Earnings” Basis[7]	35%	• Measures overall management effectiveness • Promotes shareholder value • Key financial metric for investors

Business Processing Revenue	25%	• Emphasizes growth in strategic businesses • Revenue growth helps to offset company-wide expenses as our FFELP loan portfolio amortizes

Consumer Lending New Loan Volume	20%

•  Emphasizes growth in strategic businesses

•  Offers refinance opportunities to our existing customers, which helps retain and grow our customer base

•  Loan volume, within management’s risk and return guidelines, is a key focus in order to scale this growing business

Private Education Loan Gross Defaults	10%	• Enhances the profitability of our private education loan portfolio • Aids our private education student loan customers • Key financial metric for investors

Operating Expenses	10%

•  Focuses management attention on expense reduction as our FFELP loan portfolio amortizes

•  Key financial metric for investors, which is also critical to the achievement of our Core Earnings Per Share goal

The Committee established a scale of “payout factors” to assess the Company’s performance relative to the target established for each of these performance metrics. These payout factors range from 50% based on a threshold level of performance, to 150% based on a maximum level of performance, with performance below threshold resulting in a payout factor of 0%. For each metric, the Committee also established a payout curve for performance between threshold-target and target-maximum. The chart below sets forth the performance threshold, target, and maximum, and the payout factors for each performance metric:

2018 Performance Metric*	Below Performance Threshold (Payout Factor = 0%)	Performance Threshold (Payout Factor = 50%)	Performance Target (Payout Factor = 100%)	Performance Maximum (Payout Factor = 150%)
Earnings Per Share on a “Core Earnings” Basis	<$1.63	$1.63	$1.90	>= $2.06
Business Processing Revenue (millions)	<$263	$263	$299	>= $329
Consumer Lending New Loan Volume (millions)	<$2,075	$2,075	$2,450	>=$2,825
Private Education Loan Gross Defaults (millions)	>$604	$604	$559	<= $514
Operating Expenses (millions)	>$1,033	$1,033	$984	<=$952

*	Excludes any regulatory and restructuring charges, as well as certain extraordinary items such as strategic corporate transactions or other unusual or unplanned events.

Our 2018 results included key successes such as strong EPS performance, growth in our consumer lending business, improved loan portfolio performance, continued financing actions to maximize the net interest margin for our loan portfolios, Company-wide operating expense reductions, improvements to capital management and a new outsourcing relationship

[7]

“Core Earnings” per share is a non-GAAP financial measure that does not represent a comprehensive basis of accounting. For more information on the definition of Core Earnings and for a reconciliation of non-GAAP financial measures with GAAP results, please refer to the discussion on pages 40–51 of our 2018 Annual Report filed on February 26, 2019, or refer to the Investor Relations section of our website located at http://www.navient.com/about/investors/.

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with First Data Corporation that allows the Company to shift certain technology costs from fixed costs to variable costs. The Executive Summary of this Compensation Discussion and Analysis, beginning on page 54, details a number of these key successes.

Our strong performance in 2018 is reflected in the chart below, which sets forth (i) each performance metric, (ii) the performance target approved by the Compensation Committee for each metric, (iii) the 2018 actual performance of the Company for each metric, (iv) the payout factor for each metric based on the Company’s level of achievement relative to target, (v) the relative weighting of each performance metric, and (vi) the performance score attributable to each metric, as well as the overall performance score.

2018 Performance Metric* (i)	Performance Target (ii)	2018 Actual Performance (iii)	Payout Factor (iv)	Weighting (v)	Performance Score (vi)
Earnings Per Share on a “Core Earnings” Basis	$1.90	$2.09	150.0%	35%	52.5%
Business Processing Revenue (millions)	$299	$267	55.6%	25%	13.9%
Consumer Lending New Loan Volume (millions)	$2,450	$2,883	150.0%	20%	30.0%
Private Education Loan Gross Defaults (millions)	$559	$461	150.0%	10%	15.0%
Operating Expenses (millions)	$984	$937	150.0%	10%	15.0%
Overall Performance Score:					126.4%

*	Excludes any regulatory and restructuring charges, as well as certain extraordinary items such as strategic corporate transactions or other unusual or unplanned events.

These performance results were reviewed and certified by the Compensation Committee in January 2019. In determining the incentive award amounts to be paid to each of our NEOs under the 2018 MIP, the Committee also considered the individual performance of each NEO, as reflected in an annual performance assessment prepared by our CEO and presented to the Committee. The incentive award amounts for our NEOs under the 2018 MIP, which were paid in cash in February 2019, are set forth in the following table.

Navient NEOs	Target % of Base Salary	2018 Target Incentive Amount ($)	2018 MIP Incentive Award Amount ($)
Mr. Remondi	150%	1,500,000	1,896,000
M. Lown	150%	600,000	758,400
Mr. Kane	150%	690,000	690,000
Mr. Heleen	150%	577,500	729,960
Mr. Hauber	125%	387,500	489,800
Mr. Whorley*	150%	690,000	0

*

As described below, Mr. Whorley received a cash payment in connection with his departure from the Company in July 2018 equal to 150% of his current base salary (i.e., an amount equal to his target annual incentive), reduced on a pro-rated basis to reflect the number of days he was employed with the Company during 2018.

2018 Long-term Incentive Program

Our long-term incentive program is designed to drive long-term performance and shareholder value by delivering a significant portion of NEO compensation through a variety of equity awards. For 2018, the Compensation Committee determined that performance stock units (“PSUs”) should continue to have the most weight (50%) in the mix of long-term incentive vehicles to strongly align executive pay with the Company’s long-term performance. The mix of stock options and restrict stock units (“RSUs”) was similar to the 2017 long-term incentives, with stock options given slightly more weight (30%) than RSUs (20%).

Based upon the recommendation of our CEO and on a market analysis of the 2018 Navient peer group performed by the Committee’s independent consultant, the Compensation Committee approved 2018 long-term incentive awards for our NEOs in early 2018 in the following amounts: Mr. Remondi ($4,000,000); Mr. Lown ($1,200,000); Mr. Kane ($1,300,000); Mr. Heleen ($750,000); Mr. Hauber ($500,000); and Mr. Whorley ($1,300,000).

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The chart below details the 2018 long-term incentive awards for our NEOs:

Navient NEOs	Performance Stock Units(1) (#)	Restricted Stock Units(2) (#)	Stock Options(3) (#)	Total Award Value(4) ($)
Mr. Remondi	146,735	58,694	463,320	4,000,000
Mr. Lown	44,020	17,608	138,996	1,200,000
Mr. Kane	47,688	19,075	150,579	1,300,000
Mr. Heleen	27,512	11,005	86,872	750,000
Mr. Hauber	18,341	7,336	57,915	500,000
Mr. Whorley	47,688	19,075	150,579	1,300,000

(1)

This column represents the target PSUs granted to each of the NEOs on February 5, 2018, with the target number of PSUs equal to 50% of the 2018 long-term incentive award amount approved by the Compensation Committee divided by the closing price of Navient Common Stock on the grant date. Each PSU is subject to performance-based vesting over a three-year performance period beginning on January 1, 2018 and ending on December 31, 2020. The vesting provisions of these PSUs are described below.

(2)

This column represents the RSUs granted to each of the NEOs on February 5, 2018, with the number of RSUs equal to 20% of the 2018 long-term incentive award amount approved by the Compensation Committee divided by the closing price of Navient Common Stock on the grant date. These RSUs are scheduled to vest in one-third increments on each of the first, second and third anniversaries of the grant date, subject to certain terms and conditions.

(3)

This column represents the stock options granted to each of the NEOs on February 5, 2018, with the number of stock options determined using 30% of the 2018 long-term incentive award amount approved by the Compensation Committee and the Black-Scholes option value (which incorporates the closing price of Navient Common Stock on the grant date). These stock options are scheduled to vest in one-third increments on each of the first, second and third anniversaries of the grant date, subject to certain terms and conditions.

(4)

Total award value differs slightly from the grant date fair value, as reflected in the “Summary Compensation Table” and “Grants of Plan-Based Awards” table, as the number of units/options is rounded down to the nearest whole unit or option to avoid the issuance of fractional units or shares.

2018-20 Performance Stock Units

PSUs granted in 2018 as part of our 2018 long-term incentive program are designed to vest at the end of 2020, with a potential payout ranging from 0% to 150% of the target number of units, based on cumulative performance over the 2018-20 performance period. These 2018-20 PSUs incorporate the following performance metrics designed to drive specific long-term business objectives:

2018-20 PSU Performance Metric	Weight	Rationale

Net Student Loan Cash Flows	50%

•  Promotes successful management of our loan portfolios

•  Critical driver of shareholder value, supporting dividends, share repurchases and debt payments

•  Supports growth of strategic businesses, including consumer lending

Revenue from Growth Businesses	30%	• Emphasizes strategic growth as our FFELP loan portfolio amortizes • Offsets company-wide expenses as our FFELP loan portfolio amortizes

Strategic Objectives: • Grow Intrinsic Value of Company • Capture Operating Efficiencies in Legacy Student Loan Business • Originate High Quality Student Loan Assets • Improve Margins in Business Processing • Build Strong Relationships with State and Federal Regulators	20%	• Focuses management on critical, long-term strategic goals

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The chart below shows the potential for vesting as a percentage of the target number of PSUs:

Performance Metric	Weight	Percentage of 2018-20 PSUs Vesting (1)
		0%	50%	100%	150%

Net Student Loan Cash Flows (2)	50%	Less than $7.70 billion	$7.70 billion	$8.70 billion	$9.30 billion or greater

Cumulative Business Processing Revenue (3)	30%	Less than $954 million	$954 million	$1,098 million	$1.331 billion or greater

Strategic Objectives	20%

•  Grow Intrinsic Value of Company

•  Capture Operating Efficiencies in Legacy Student Loan Business

•  Originate High Quality Student Loan Assets

•  Improve Margins in Business Processing

•  Build Strong Relationships with State and Federal Regulators

(1)

For points between each performance level, the vesting percentages will be interpolated. That is, vesting will be interpolated between threshold performance (50% vesting) and target performance (100% vesting), as well as between target performance and maximum performance (150% vesting).

(2)

Aggregate cash flows net of secured borrowings from all student loans (including private credit refinance loans) realized for the fiscal years 2018, 2019 and 2020, including student loan cash flows realized from new acquisitions, but excluding the impact of cash flows for fiscal years beyond 2020 that are accelerated through securitizing or pledging unencumbered student loans, or through loan sales.

(3)	That portion of the Company’s aggregate revenue for the fiscal years 2018, 2019 and 2020 derived from business processing products and services.

Regarding the performance targets established for each metric, the Compensation Committee believes that these targets are set at challenging levels in light of the uncertain regulatory, rating agency and financial environment the Company faces. The Committee believes that these environmental factors increase the degree of difficulty that management faces in achieving the long-term growth and performance goals of the Company.

Deferred Compensation

We provide our NEOs with the opportunity to defer a portion of their compensation under the Navient Deferred Compensation Plan (the “Deferred Compensation Plan”). The Deferred Compensation Plan is designed to provide all of our senior employees, including our NEOs, with the opportunity to save for retirement and other personal expenses on a tax-favored basis. Each participating employee may elect to defer a portion of his or her eligible compensation under the Deferred Compensation Plan, and amounts deferred are credited to bookkeeping accounts along with Company matching contributions designed to encourage employee participation. Amounts in each participant’s account are indexed to one or more investment alternatives chosen by each participant from a range of market-based alternatives. The Deferred Compensation Plan does not pay above-market or preferential earnings on compensation deferred under or contributed to the plan. Additional details for our NEOs who participate can be found below under the “Non-Qualified Deferred Compensation” table.

Health, Welfare and Retirement Benefits

Our NEOs are eligible to participate in the same broad-based employee benefit programs that we offer to our other employees, such as group health benefits and tax-qualified retirement benefits.

Perquisites

Perquisites are limited and are not a significant portion of our compensation program. Our policy is to allow limited personal use of the company’s aircraft by our NEOs. To the extent an NEO uses Navient’s private aircraft for personal travel, the NEO must reimburse Navient for the variable flight costs of such personal use. These reimbursements exceed the requirements of the Internal Revenue Code. In 2018, we did not provide relocation allowances to any NEO. We provided transportation allowances to our CEO as described in the Summary Compensation Table below.

Severance Benefits

Navient has adopted an executive severance plan and a change in control severance plan, which are described in greater detail under the heading “Arrangements with Named Executive Officers” below. We generally utilize plans (as opposed to individual agreements) to provide severance and change in control payments and benefits for several reasons. First, a “plan” approach provides us with the flexibility to change the terms of severance benefits from time to time. In addition, this

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approach is more transparent, both internally and externally, which eliminates the need to negotiate severance or other employment separation benefits on a case-by-case basis and assures each of the executives that his or her severance benefits are comparable to those of other executives with similar levels of responsibility and tenure.

Under the executive severance plan, our NEOs are eligible for severance payments in the event of an involuntary termination of employment without “cause.” In addition, they are eligible for “double trigger” severance payments under the change in control severance plan in the event of an involuntary termination of employment without “cause” or a termination of employment with “good reason” in connection with a change in control of Navient. All plan participants, including our NEOs, are entitled to certain limited “single trigger” benefits upon a change in control, including equity acceleration, only when equity awards are not honored, assumed, or replaced by a successor employer of Navient. Such equity acceleration provides NEOs with the benefit of these outstanding awards granted in prior years. They also may be able to exercise the awards and possibly participate in the change in control transaction for the consideration received.

Other Arrangements, Policies and Practices Related to Our Executive Compensation Program

Share Ownership Guidelines

Navient has adopted share ownership guidelines applicable to its senior executives, including our NEOs. These ownership guidelines, which are required to be achieved over a five-year period, are as follows:

•	Chief Executive Officer — Lesser of 1 million shares or $5 million in value

•	Executive Vice President — Lesser of 200,000 shares or $1 million in value

•	Senior Vice President — Lesser of 70,000 shares or $350,000 in value

The guidelines encourage continued ownership of a significant amount of Navient’s Common stock acquired through equity awards and help align the interests of our senior executives with the interests of our shareholders. A senior executive must hold Navient Common Stock acquired through equity grants until the applicable thresholds are met, and a senior executive will not be eligible to receive equity grants during the following year if he or she sells this stock (whether before or after such guidelines are met), if such sale resulted in a decrease below the thresholds established by the guidelines.

The following shares and share units count towards the ownership guidelines: shares held in brokerage accounts; vested shares credited to deferred compensation accounts; shares credited to qualified retirement plan accounts; vested performance stock; restricted stock and RSUs that vest solely upon the passage of time, on an after-tax basis, and vested stock options, to the extent that they are “in-the-money” on an after-tax basis.

All of Navient’s NEOs are in compliance with the share ownership guidelines as of the date of this proxy statement either through their stock ownership levels or due to the five-year initial period not being finished.

Hedging/Pledging Prohibition

Navient policy prohibits directors and senior management from engaging in hedging, pledging and certain other transactions involving Navient Common Stock. See “Director Compensation” above for additional details.

Policy on Rule 10b5-1 Trading Plans

The Company has a policy governing the use by directors and executive officers of pre-established trading plans for sales of our Common Stock. See “Director Compensation” above for additional details.

Clawback

Awards made to senior officers, including our NEOs, under the Navient Corporation 2014 Omnibus Incentive Plan (as amended and restated) are subject to clawback in the event of a material misstatement of Navient’s financial results and other qualifying events. Navient enhanced its clawback policy in 2017 following an extensive review and consideration of the Company’s then-existing clawback policy by the Compensation Committee. The enhanced clawback policy grants the Board discretion to recoup incentive compensation both in the event of a financial restatement and in the case of the executive’s misconduct involving a material violation of Navient policy or commission of fraud or other misconduct involving Navient. Following engagement with its shareholders, the Board further enhanced the clawback policy in March 2018 to add a clawback trigger in the event of misconduct committed by persons under a senior officer’s supervision.

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Navient Compensation Committee Process for Approving Long-term Awards

The Compensation Committee approves long-term awards on an annual basis at a regularly scheduled committee meeting. The Committee has delegated authority to a sub-committee consisting of the Compensation Committee Chair and the CEO (the “Sub-Committee”) to approve long-term awards for new employees and promotions below the executive officer level. These awards generally are effective on the day on which the Sub-Committee approves the awards. The Compensation Committee approves any awards to newly-hired or promoted executive officers. The grant date for these awards generally is the applicable meeting date of the Committee at which the awards are approved. Under the terms of the Navient Corporation 2014 Omnibus Incentive Plan, as amended and restated, stock options are required to be priced at the closing market price of Navient’s Common Stock on the Nasdaq on the date of grant.

Tax Deductibility of Compensation Over $1 Million

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally disallows a federal income tax deduction for annual compensation over $1 million paid to our chief executive officer, chief financial officer, three other most highly compensated officers and anyone who has served as one of our covered officers after 2016, other than pursuant to certain grandfathered compensation arrangements described below. The Compensation Committee retains the flexibility to award compensation to the NEOs that is not deductible for U.S. federal income tax purposes.

Prior to 2018, the Section 162(m) limitations applied to the chief executive officer and the three other highest-paid NEOs (excluding the chief financial officer) who were serving as of the last day of Navient’s fiscal year (“covered employees”), subject to a “performance-based compensation” exception for compensation paid pursuant to shareholder-approved plans. Certain plans and arrangements in effect as of November 2, 2017 (“Grandfathered Plans”) remain eligible for the performance-based compensation exception, provided that those plans are not materially modified. For PSUs granted in connection with our 2016 and 2017 long-term incentive programs, the Committee established a separate 162(m) performance target which requires that the Company achieve positive Cumulative Core Net Income for the applicable three-year performance period. If this target is achieved, each executive subject to Section 162(m) becomes eligible for the maximum level of vesting available (i.e., 150%). However, the Committee retained (and exercised, with respect to the 2016 PSUs) “negative discretion” to reduce the level of vesting using the same criteria established for all other PSU recipients who are not subject to Section 162(m).

Under guidance from the U.S. Department of the Treasury regarding the scope of these rules, our ability to deduct executive compensation payments made under Grandfathered Plans to certain of our NEOs in 2019 and beyond may be limited under Section 162(m).

Certain Executive Compensation Payments in 2018

Deferred Signing Bonus

In March 2017, the Company agreed to pay Mr. Lown a deferred signing bonus of $1,400,000, less applicable withholding taxes (“Deferred Signing Bonus”), to compensate him for a portion of the long-term equity and deferred compensation with his former employer that he forfeited by joining Navient. This Deferred Signing Bonus was payable in cash in two equal installments on March 17, 2018 and March 17, 2019.

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2016-18 Performance Stock Units

Fiscal year 2018 marked the final year of a three-year performance period associated with PSUs granted to our executive team in early 2016. These long-term equity awards were designed to vest at the end of 2018, with a potential payout ranging from 0% to 150% of the target number of units. The actual payout was based on a combination of financial and strategic goals. The following chart summarizes the Company’s performance over the 2016-18 performance period relative to each of these goals:

2016-18 Final Performance Metric* (i)	Performance Target (ii)	2018 Actual Performance (iii)	Payout Factor (iv)	Weight (v)	Performance Score (vi)
Net Student Loan Cash Flows (millions)	$7,800	$8,609	150%	50%	75%
Revenue from Growth Businesses (millions)	$665	$612	82%	30%	25%
Strategic Objectives • Pursue Opportunistic Loan Portfolio Acquisitions • Significantly Reduce Expenses and Improve Profitability of Key Business Lines • Build Strong Relationships with State and Federal Regulators • Execute Financing Strategies			125%	20%	25%
	Overall Performance Score:				125%

*

Net Student Loan Cash Flows include aggregate cash flows net of secured borrowings from student loans realized for the fiscal years 2016, 2017 and 2018, including student loan cash flows realized from new acquisitions, but excluding the impact of cash flows for fiscal years beyond 2018 that are accelerated through securitizing or pledging unencumbered student loans, or through loan sales. Revenue from Growth Businesses includes that portion of the Company’s aggregate revenue for fiscal years 2016-18 from non-federal-loan-related businesses.

The Committee considered management’s key accomplishments during that 2016-18 performance period when assessing the Company’s performance relative to the strategic goals established at the beginning that period. These key accomplishments are set forth in the following table.

2016-18 Strategic Objectives	Accomplishments
Pursue Opportunistic Loan Portfolio Acquisitions	• Acquired nearly $20 billion in student loans between 2016-2018, significantly enhancing cash flows from our amortizing loan portfolio • Exceeded acquisition targets by 40%

Significantly Reduce Expenses and Improve Profitability of Key Business Lines

•  Completed strategic transaction with First Data Corporation that converts fixed costs to variable costs for IT support of our servicing operations

•  Implemented automation and system enhancements, as well as program and procedural improvements, that have driven down expenses and improved efficiency

Build Strong Relationships with State and Federal Regulators

•  Executed on strategy to provide fact-based responses to ongoing litigation

•  Won significant new and renewal contracts

•  Received positive examinations from FFIEC and California Dept. of Business Oversight

Execute Financing Strategies

•  Generated significant liquidity through expansion of private credit repurchase facilities, refinancing of multiple securitization structures, and creation of new warehouse financing facilities that reduced dependency on higher-cost corporate unsecured debt

•  Introduced new hedging strategies to lock-in favorable economics and reduce basis risk

•  Reduced unsecured debt by over $3 billion and distributed approximately $2 billion to shareholders through dividends and share repurchases

Given the relative difficulty in meeting these strategic goals, as well as their importance to the Company’s long-range business strategy, the Committee determined that management’s accomplishments relative to these strategic goals warranted a strategic performance score of 125%.

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Changes to Our Executive Compensation Program for 2019

Given the continuing evolution of our business, the Compensation Committee made changes to our executive compensation program for 2019 to emphasize future growth while continuing to focus on the overall financial success of the Company. The resulting refinements to our executive compensation program for 2019 are structured to drive the growth and profitability of our consumer lending and business processing solutions segments, improve company-wide operating efficiency, and maximize shareholder return. These changes are described below.

2019 Annual Incentive Program

The Committee continued its focus on “Core Earnings” per share as the key financial metric in the annual Management Incentive Plan (“MIP”) for 2019. Three other financial metrics are carried forward from the 2018 MIP—consumer lending new loan volume, gross private credit defaults, and operating expenses—although the weight placed on operating expenses has increased. The Committee also substituted EBITDA for revenue in measuring the performance of our business processing solutions group to drive profitable growth as it scales.

2019 Long-term Incentives

The Committee approved newly designed PSUs for each of our NEOs in 2019. Recognizing net student loan cash flows as a primary driver of the Company’s value, the Committee increased the weight assigned to this three-year cumulative performance measure from 50% to 70%. Additionally, the Committee added return on equity (“ROE”) as a new measure of company-wide success with a weight of 30%. Maintaining (or improving) ROE requires a disciplined approach to managing, allocating and investing capital to achieve the best return for shareholders. As a “standard” financial metric, it also permits comparability across peer groups and industry-wide benchmarks. Given the impact of accounting rules on certain businesses, as well as the current uncertainty surrounding future changes to one or more accounting standards, separate annual ROE targets will be established by the Committee for each year in the 2019-2021 PSU performance cycle, with targets set at the beginning of each year.

The Committee also decided to discontinue the practice of granting stock options as part of the Company’s long-term incentive program. The Committee believes that this change reflects current market practices among companies similar to Navient. In early February 2019, each of our senior executives (other than Mr. Remondi) received long-term incentive awards split equally between RSUs and PSUs in terms of grant date value. Recognizing Mr. Remondi’s significant contributions to the Company, the Committee increased the grant date value of his 2019 long-term incentive award by 25% from the prior year, with this increase being delivered entirely in PSUs. Sixty percent of the grant date value of Mr. Remondi’s 2019 long-term incentive awards were delivered in the form of PSUs, with the remaining forty percent delivered in the form of RSUs. This increase brings Mr. Remondi’s 2019 long-term incentive award value in line with peer group median levels.

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Summary Compensation Table

The table below summarizes compensation paid, awarded to or earned by each of our named executive officers (“NEOs”) for the fiscal years ended December 31, 2018, December 31, 2017, and December 31, 2016.

NAME AND PRINCIPAL POSITION(1)	YEAR	SALARY ($)	BONUS(2) ($)	STOCK AWARDS(3) ($)	OPTION AWARDS(3) ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION (4) ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS(5) ($)	ALL OTHER COMPENSATION(6) ($)	TOTAL ($)
Jack Remondi	2018	1,000,000	0	2,799,997	1,199,998	1,896,000	—	8,110	6,904,105
President and Chief	2017	1,000,000	0	3,199,979	799,997	1,444,500	—	12,260	6,456,736
Executive Officer	2016	1,000,000	0	3,079,980	769,999	1,666,500	—	43,431	6,559,910
Christian Lown	2018	400,004	700,000	839,989	359,999	758,400	—	38,750	3,097,142
Chief Financial	2017	292,310	0	999,992	0	577,800	—	3,000	1,873,102
Officer
John Kane	2018	460,000	0	909,979	389,999	690,000	—	38,750	2,488,728
Group President,	2017	458,461	0	1,159,978	289,998	664,470	—	40,327	2,613,234
Business Processing	2016	449,999	0	1,055,993	263,999	749,925	—	38,249	2,558,165
Solutions
Mark Heleen	2018	384,999	0	524,986	224,998	729,960		13,750	1,878,693
Chief Legal Officer	2017	382,692	0	599,973	149,999	556,133	—	19,498	1,708,295
and Secretary	2016	370,000	0	483,997	120,999	616,605	—	19,232	1,610,833
Steve Hauber	2018	310,000	0	349,977	149,999	489,800	—	34,158	1,333,934
Chief Risk and Compliance
Officer
Jeff Whorley	2018	274,230	0	909,979	389,999	0	—	397,503	1,971,711
Former Group President,	2017	458,461	0	1,079,976	269,997	664,470	—	13,499	2,486,403
Asset Management and Servicing	2016	449,999	0	1,055,993	263,999	749,925	—	13,249	2,533,165

(1)

Reflects the position held by each NEO as of December 31, 2018. Mr. Lown was not an NEO in 2016, and Mr. Hauber was not an NEO in either 2016 or 2017. Mr. Whorley departed the Company on July 22, 2018 to join First Data Corporation. His departure was part of a strategic agreement between the Company and First Data Corporation, through which First Data Corporation became the primary provider of technology solutions for Navient’s federal education loans.

(2)

Mr. Lown became eligible to receive a one-time deferred signing bonus of $1,400,000, less applicable withholding taxes, to compensate him for a portion of the long-term equity and deferred compensation with his former employer that he forfeited by joining Navient in March 2017. This Deferred Signing Bonus was payable in cash in two equal installments on March 17, 2018 and March 17, 2019.

(3)

Amounts shown are the grant date fair values of the various stock-based awards granted during 2016, 2017 and 2018 computed in accordance with the Financial Accounting Standards Board’s (FASB) Accounting Standards Codification (ASC) Topic 718. Additional details on accounting for stock-based compensation can be found in “Note 2—Significant Accounting Policies” and “Note 11—Stock-Based Compensation Plans and Arrangements” to the audited consolidated financial statements included in the 2018 Annual Report. Performance stock units (“PSUs”) granted in 2016, 2017 and 2018 are shown at their grant date fair values for each of these years.

The grant-date fair value of PSUs awarded during each fiscal year is shown based on the probable performance (target) value of the awards. The maximum grant-date fair value of the PSU awards for 2018 assuming all performance goals were achieved at their maximum levels would be as follows: for Mr. Remondi, $2,999,990; for Mr. Lown, $899,989; for Mr. Kane, $974,981; for Mr. Heleen, $562,483; for Mr. Hauber, $374,975; and for Mr. Whorley, $974,981.

(4)	Annual incentive awards were paid to NEOs under the Management Incentive Plan in cash.
(5)	Navient’s non-qualified deferred compensation plan does not provide for above-market or preferential earnings on compensation deferred under the plan.

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(6)	For 2018, the components of “All Other Compensation” were as follows:

NAME	EMPLOYER CONTRIBUTIONS TO DEFINED CONTRIBUTION PLANS (A) ($)	TRANSPORTATION ALLOWANCE (B) ($)	SEPARATION PAYMENT(C) ($)	TOTAL ($)
Remondi	7,192	918	0	8,110
Lown	38,750	0	0	38,750
Kane	38,750	0	0	38,750
Heleen	13,750	0	0	13,750
Hauber	34,158	0	0	34,158
Whorley	13,750	0	383,753	397,503

(A)	Amounts credited to Navient’s tax-qualified defined contribution plan and non-qualified deferred compensation plan.
(B)	Automobile allowance benefit calculated based on the annual lease method.
(C)

Mr. Whorley departed the Company on July 22, 2018 to join First Data Corporation. The Company entered into an agreement with Mr. Whorley in connection with his departure. In exchange for Mr. Whorley’s agreeing to a general release and certain post-employment restrictions, the Company agreed to pay Mr. Whorley an amount equal to 150% of his current base salary (i.e., an amount equal to his annual incentive bonus assuming target performance) reduced on a pro-rated basis to reflect the number of days he was employed with the Company during 2018. In addition to this cash payment, for purposes of any outstanding equity awards granted to Mr. Whorley, the Company agreed that such awards will remain outstanding and continue to vest and become payable pursuant to their respective terms. Finally, Mr. Whorley agreed that his departure from the Company will not entitle him to any severance payments or benefits under the Navient Corporation Executive Severance Plan for Senior Officers.

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Grants of Plan-Based Awards

NAME	GRANT DATE	ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS(3) (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS(4) (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/SHARE)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(5) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Remondi	Management Incentive Plan	—	1,500,000	2,250,000
	2/5/2018				73,367	146,735	220,102				1,999,998
	2/5/2018							58,694			799,999
	2/5/2018								463,320	13.63	1,199,998
Lown	Management Incentive Plan	—	600,000	900,000
	2/5/2018				22,010	44,020	66,030				599,992
	2/5/2018							17,608			239,997
	2/5/2018								138,996	13.63	359,999
Kane	Management Incentive Plan	—	690,000	1,035,000
	2/5/2018				23,844	47,688	71,532				649,987
	2/5/2018							19,075			259,992
	2/5/2018								150,579	13.63	389,999
Heleen	Management Incentive Plan	—	577,500	866,250
	2/5/2018				13,756	27,512	41,268				374,988
	2/5/2018							11,005			149,998
	2/5/2018								86,872	13.63	224,998
Hauber	Management Incentive Plan	—	387,500	581,250
	2/5/2018				9,170	18,341	27,511				249,987
	2/5/2018							7,336			99,989
	2/5/2018								57,915	13.63	149,999
Whorley(6)	Management Incentive Plan	—	690,000	1,035,000
	2/5/2018				23,844	47,688	71,532				649,987
	2/5/2018							19,075			259,992
	2/5/2018								150,579	13.63	389,999

(1)

Represents the possible total payouts for each Navient Named Executive Officer (“NEO”) under the Navient 2018 Management Incentive Plan (“MIP”). The actual amounts earned under the 2018 MIP and paid in February 2019 are set forth below:

	Target 2018 MIP Payout ($)	Actual 2018 MIP Payout ($)
Mr. Remondi	1,500,000	1,896,000
Mr. Lown	600,000	758,400
Mr. Kane	690,000	690,000
Mr. Heleen	577,500	729,960
Mr. Hauber	387,500	489,800
Mr. Whorley	690,000	0

(2)

Represents the range of performance stock units (“PSUs”), granted on February 5, 2018, that may vest based on various performance metrics for the three-year performance period from January 1, 2018, through December 31, 2020. See “Long-term Incentive Program” in the Compensation Discussion and Analysis above for additional details regarding the performance metrics associated with these PSUs.

(3)

Stock awards granted on February 5, 2018, to Messrs. Remondi, Lown, Kane, Heleen, Hauber and Whorley represent restricted stock units (“RSUs”) that have vested or will vest and convert into shares of Common Stock in one-third increments on February 5, 2019, February 5, 2020 and February 5, 2021.

(4)	Navient stock options granted on February 5, 2018 to NEOs have vested or will vest in one-third increments on February 5, 2019, February 5, 2020 and February 5, 2021.
(5)

Amounts disclosed for awards granted in 2018 represent the grant date fair value computed in accordance with FASB ASC Topic 718. Additional details on accounting for stock-based compensation can found in “Note 2—Significant Accounting Policies” and “Note 11—Stock-Based Compensation Plans and Arrangements” to the audited consolidated financial statements included in the 2018 Annual Report.

(6)

The Company entered into a separation agreement with Mr. Whorley when he departed the Company in July 2018 to join First Data Corporation. For purposes of any outstanding equity awards granted to Mr. Whorley pursuant to the Navient Corporation 2014 Omnibus Incentive Plan, the Company agreed that such awards will remain outstanding and continue to vest and become payable pursuant to their respective terms. See “Actual Payments Upon Termination” below for additional information regarding the separation agreement between the Company and Mr. Whorley.

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Outstanding Equity Awards at Fiscal Year End

The table below sets forth information regarding Navient equity awards that were outstanding as of December 31, 2018.

		OPTION AWARDS				STOCK AWARDS
NAME	GRANT DATE(1)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE(2) (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE(3)	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (4) (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(5) ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(6) (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED(5) ($)
Remondi	1/8/2009	1,000,000	—	6.5230	1/8/2019	—	—	—	—
	1/27/2011	80,000	—	9.3771	1/27/2021	—	—	—	—
	5/1/2014	509,461	—	17.0000	5/1/2019	—	—	—	—
	2/18/2015	468,750	—	21.6500	2/18/2020	—	—	—	—
	2/3/2016	508,251	254,125	9.1800	2/3/2021	—	—	—	—
	2/6/2017	99,132	198,265	15.4800	2/6/2022	—	—	—	—
	2/5/2018	—	463,320	13.6300	2/5/2023	—	—	—	—
	2/3/2016	—	—	—	—	48,495	427,240	—	—
	2/3/2016	—	—	—	—	303,088	2,670,205	—	—
	2/6/2017	—	—	—	—	54,597	480,999	—	—
	2/6/2017	—	—	—	—	—	—	71,241	627,633
	2/5/2018	—	—	—	—	59,317	522,582	—	—
	2/5/2018	—	—	—	—	—	—	77,403	681,920
Lown	2/5/2018	—	138,996	13.6300	2/5/2023	—	—	—	—
	3/27/2017	—	—	—	—	51,960	457,767	—	—
	2/5/2018	—	—	—	—	18,576	163,663
	2/5/2018	—	—	—	—			23,220	204,568
Kane	1/27/2011	13,333	—	9.3771	1/27/2021	—	—	—	—
	5/1/2014	145,560	—	17.0000	5/1/2019	—	—	—	—
	2/18/2015	157,366	—	21.6500	2/18/2020	—	—	—	—
	2/3/2016	174,257	87,129	9.1800	2/3/2021	—	—	—	—
	2/6/2017	35,935	71,871	15.4800	2/6/2022	—	—	—	—
	2/5/2018	—	150,579	13.6300	2/5/2023	—	—	—	—
	2/3/2016	—	—	—	—	16,627	146,483	—	—
	2/3/2016	—	—	—	—	103,915	915,491	—	—
	2/6/2017	—	—	—	—	20,660	182,014	—	—
	2/6/2017	—	—	—	—	—	—	25,824	227,509
	2/5/2018	—	—	—	—	20,124	177,292
	2/5/2018	—	—	—	—			25,155	221,615
Heleen	6/10/2014	36,879	—	16.8000	6/10/2019	—	—	—	—
	2/18/2015	73,660	—	21.6500	2/18/2020	—	—	—	—
	2/3/2016	39,934	39,934	9.1800	2/3/2021	—	—	—	—
	2/6/2017	18,587	37,175	15.4800	2/6/2022	—	—	—	—
	2/5/2018	—	86,872	13.6300	2/5/2023	—	—	—	—
	2/3/2016	—	—	—	—	7,620	67,132	—	—
	2/3/2016	—	—	—	—	47,628	419,602	—	—
	2/6/2017	—	—	—	—	10,687	94,152	—	—
	2/6/2017	—	—	—	—	—	—	13,357	117,675
	2/5/2018	—	—	—	—	11,610	102,284	—	—
	2/5/2018	—	—	—	—	—	—	14,512	127,850

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	OPTION AWARDS				STOCK AWARDS
NAME	GRANT DATE(1)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE(2) (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE(3)	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (4) (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(5) ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(6) (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED(5) ($)
Hauber	1/27/2011	8,333	—	9.3771	1/27/2021	—	—	—	—
	5/1/2014	47,307	—	17.0000	5/1/2019	—	—	—	—
	2/18/2015	46,666	—	21.6500	2/18/2020	—	—	—	—
	2/3/2016	92,409	46,204	9.1800	2/3/2021	—	—	—	—
	2/6/2017	13,011	26,022	15.4800	2/6/2022	—	—	—	—
	2/5/2018	—	57,915	13.6300	2/5/2023	—	—	—	—
	2/3/2016	—	—	—	—	2,939	25,892	—	—
	2/3/2016	—	—	—	—	27,553	242,741	—	—
	2/6/2017	—	—	—	—	3,324	29,284	—	—
	2/6/2017	—	—	—	—	—	—	6,233	54,912
	2/5/2018	—	—	—	—	7,739	68,180	—	—
	2/5/2018	—	—	—	—	—	—	9,674	85,227
Whorley	6/1/2015	152,284	—	19.3400	6/1/2020	—	—	—	—
	2/3/2016	—	87,129	9.1800	2/3/2021	—	—	—	—
	2/6/2017	33,457	66,914	15.4800	2/6/2022	—	—	—	—
	2/5/2018	—	150,579	13.6300	2/5/2023	—	—	—	—
	2/3/2016	—	—	—	—	16,627	146,483	—	—
	2/3/2016	—	—	—	—	103,915	915,491	—	—
	2/6/2017	—	—	—	—	19,235	169,460	—	—
	2/6/2017	—	—	—	—	—	—	24,043	211,818
	2/5/2018	—	—	—	—	19,304	170,068	—	—
	2/5/2018	—	—	—	—	—	—	25,155	221,615

(1)

Navient was spun-off from the company now known as SLM Corporation (“SLM”) and became an independent public company effective April 30, 2014. Immediately prior to the Spin-Off, each of our NEOs (other than Messrs. Lown, Heleen and Whorley) was employed by the company previously known as SLM Corporation (“Former SLM”). Former SLM equity awards outstanding on April 30, 2014, were adjusted and converted into Navient awards and SLM awards. In general, the adjusted and converted equity awards are subject to substantially the same terms and conditions as the original Former SLM equity awards, including the original vesting schedule. The continuous service of each NEO with Former SLM (pre-Spin-Off) and Navient (post-Spin-Off) has been taken into account for vesting purposes. Additional details regarding the adjustment and conversion of Former SLM equity awards can be found in Navient’s Registration Statement filed on Form 10 with the SEC on April 10, 2014. This table reflects only Navient equity awards that were outstanding as of December 31, 2018.

(2)

Stock options granted in 2016 have vested or will vest in one-third increments on February 3, 2017, February 3, 2018 and February 3, 2019. Stock options granted in 2017 have vested or will vest in one-third increments on February 6, 2018, February 6, 2019, and February 6, 2020. Stock options granted in 2018 have vested or will vest in one-third increments on February 5, 2019, February 5, 2020, and February 5, 2021.

(3)

As a result of Mr. Whorley’s departure from the Company on July 22, 2018, the period of time during which he may exercise outstanding stock options is limited pursuant to the terms of the underlying stock option award agreements.

(4)

Restricted stock units (“RSUs”) granted in 2016 have vested or will vest in one-third increments on February 3, 2017, February 3, 2018 and February 3, 2019. RSUs granted in 2017 to NEOs other than Mr. Lown have vested or will vest in one-third increments on February 6, 2018, February 6, 2019 and February 6, 2020. RSUs granted in 2017 to Mr. Lown have vested or will vest in one-third increments on March 27, 2018, March 27, 2019 and March 27, 2020. RSUs granted in 2018 have vested or will vest in one-third increments on February 5, 2019, February 5, 2020 and February 5, 2021.

PSUs granted in 2016 vest after a three-year performance period (2016-2018), with the potential payout ranging from 0% to 150% of the target number of units. Based on the Company’s actual performance during the three-year performance period relative to pre-established performance goals, these PSUs vested at 125% of the target number of units and were settled in shares of the Company’s common stock on February 28, 2019. These 2016 PSUs are shown above as outstanding on December 31, 2018 based on the final vested amount (i.e., 125% of the target number of units). See “2016-18 Performance Stock Units” in the Compensation Discussion and Analysis above for additional details regarding these PSUs.

Amounts include all accrued and unvested whole share dividend equivalent units (“DEUs”) that vest only to the extent and at the same time the underlying award on which they are issued vest.

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(5)	Market value of shares or units is calculated based on the closing market price of $8.81 for Navient Common Stock on December 31, 2018.
(6)

PSUs granted in 2017 will vest after a three-year performance period (2017-2019), with the potential payout ranging from 0% to 150% of the target number of units based on a combination of (i) aggregate cash flows from student loans (net of secured borrowings) over the performance period; (ii) cumulative revenue from growth businesses over the performance period; and (iii) the attainment of certain strategic objectives intended to highlight a limited number of critical, non-formulaic goals that management is focusing on over the three-year period. Assuming the Company meets or exceeds these performance levels, the PSUs will vest on the second business day after the Company files its annual report on Form 10-K for the fiscal year 2019 with the SEC, and in no event later than March 15, 2020. Amounts include all accrued and unvested whole share DEUs that vest only to the extent and at the same time that the underlying award on which they are issued vest. The number of units and payout value reported is based on achieving threshold performance goals.

PSUs granted in 2018 will vest after a three-year performance period (2018-2020), with the potential payout ranging from 0% to 150% of the target number of units based on a combination of (i) aggregate cash flows net of secured borrowings from all student loans (including private credit finance loans) over the performance period; (ii) cumulative revenue derived from business processing products and services over the performance period; and (iii) the attainment of certain strategic objectives intended to highlight a limited number of critical, non-formulaic goals that management is focusing on over the three-year period. Assuming the Company meets or exceeds these performance levels, the PSUs will vest on the second business day after the Company files its annual report on Form 10-K for the fiscal year 2020 with the SEC, and in no event later than March 15, 2021. Amounts include all accrued and unvested whole share DEUs that vest only to the extent and at the same time that the underlying award on which they are issued vest. The number of units and payout value reported is based on achieving threshold performance goals. See “2018 Long-term Incentive Program” in the Compensation Discussion and Analysis above for additional details regarding the performance metrics associated with these PSUs.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (1) (#)	VALUE REALIZED ON EXERCISE (2) ($)	NUMBER OF SHARES ACQUIRED ON VESTING (3) (#)	VALUE REALIZED ON VESTING (4) ($)
Remondi	2,256,107	5,548,840	90,172	1,249,979
Lown	0	0	24,917	317,691
Kane	0	0	29,684	416,508
Heleen	0	0	14,223	199,407
Hauber	0	0	5,594	78,513
Whorley	174,257	777,186	31,700	442,387

(1)

Mr. Remondi exercised 2,000,000 net-settled stock options on January 2, 2018, with a strike price of $11.0960 and a market price of $13.50, receiving 197,546 net shares. These net-settled stock options were originally granted in 2008 and were set to expire on January 8, 2018. Mr. Remondi also exercised 256,107 net-settled stock options on January 30, 2018, with a strike price of $11.4873 and a market price of $14.38, receiving 27,587 net shares. These net-settled stock options were set to expire on February 7, 2018. Mr. Whorley exercised 174,257 net-settled stock options on February 13, 2018, with a strike price of $9.18 and a market price of $13.64, receiving 38,718 net shares.

(2)

The value realized upon exercise is the number of net-settled stock options exercised multiplied by the difference between the market price of Navient Common Stock at exercise and the strike price on the net-settled options.

(3)	Represents shares acquired upon the vesting of restricted stock units (“RSUs”), the associated dividend equivalent units (“DEUs”) and any fractional share settlement.
(4)	The value realized on vesting is the number of shares vested multiplied by the closing market price of Navient Common Stock on the vesting date.

Pension Benefits

The Company has no tax-qualified pension plans and no non-qualified supplemental pension plans.

Non-Qualified Deferred Compensation

Under the Navient Corporation Deferred Compensation Plan (the “Deferred Compensation Plan”), eligible employees, including our NEOs, may elect to defer up to 80 percent of their annual cash-based compensation. Each year, an employee who has completed one year of service generally is eligible to receive a Company contribution in an amount equal to the

2019 Proxy Statement	78

greater of: (i) five percent (5%) of the participant’s annual “eligible compensation,” or (ii) five percent (5%) of the participant’s annual deferral amount; provided, however, that the Company contribution for a given year will not exceed $25,000. For this purpose, “eligible compensation” is the employee’s annual cash-based compensation in excess of the annual compensation limit applicable to tax-qualified retirement plans, up to a maximum of $500,000. The Company amended the Deferred Compensation Plan in 2018 to eliminate Company contributions effective January 1, 2019.

All participant deferrals and Company contributions are credited to bookkeeping accounts. Amounts in each participant’s account are indexed to one or more investment alternatives chosen by the participant from a range of market-based alternatives. The Deferred Compensation Plan does not pay above-market or preferential earnings. Participants elect the time and form of payment of their accounts. Accounts generally are paid no sooner than the first day of the seventh month following the participant’s termination of employment, although certain in-service distributions are permitted. Immediate distributions upon the death or disability of the participant also are permitted. Accounts generally may be distributed either in a single lump sum or in up to ten (10) annual installments.

The following table provides information regarding contributions and earnings under the Deferred Compensation Plan in 2018, as well as year-end account balances, for each of our NEOs.

NAME	EXECUTIVE CONTRIBUTIONS IN 2018 ($)	REGISTRANT CONTRIBUTIONS IN 2018 (1) ($)	AGGREGATE EARNINGS IN 2018 ($)	AGGREGATE WITHDRAWALS / DISTRIBUTIONS IN 2018 ($)	AGGREGATE BALANCE AT 12/31/2018 ($)
Remondi	0	0	(24,138)	0	981,880
Lown	25,000	25,000	(1,544)	0	48,455
Kane	25,000	25,000	(31,239)	0	354,246
Heleen	0	0	0	0	0
Hauber	15,000	20,408	(5,664)	0	197,689
Whorley	0	0	0	0	0

(1)

Registrant Contributions listed here are included under the heading “Employer Contributions to Defined Contribution Plans” in Footnote 6 to the Summary Compensation Table. Executive contributions are withheld from the executive’s salary and/or non-equity incentive compensation for the relevant fiscal year and are reflected in the relevant column in the Summary Compensation Table for that year. The aggregate balance at fiscal year-end reflects current and prior fiscal year executive and registrant contributions previously reported in the Summary Compensation Table for those years for executives who were named executive officers in those years.

Arrangements with Named Executive Officers

Navient has not entered into an employment agreement with any of its NEOs. However, our NEOs participate in the Company’s severance plans for senior officers, and each of our NEOs is entitled to certain severance payments pursuant to the terms and conditions of those plans, which are described below. Additionally, the Company entered into a separation agreement with Mr. Whorley (described below) in connection with his departure from the Company in July 2018 as part of a strategic agreement between the Company and First Data Corporation.

Executive Severance Plan

Under Navient’s Executive Severance Plan for Senior Officers, eligible officers will receive a lump sum cash payment equal to (i) a multiple of base salary and an average annual incentive award (determined over the last 24 months), plus (ii) pro-rated target annual incentive award for the year of termination, upon the following events: (a) resignation from employment for good reason (as defined in the plan); (b) the Company’s decision to terminate an eligible officer’s employment for any reason other than for cause (as defined in the plan), death or disability; or (c) upon mutual agreement of the Company and the eligible officer. The multiplier for each eligible officer position is as follows: CEO-2x; Executive Vice President-1x. Under the plan, in no event will a severance payment exceed a multiple of three times an officer’s base salary and annual incentive award.

In addition to the cash severance payment, eligible officers will receive subsidized medical benefits and outplacement services for 18 months (24 months for the CEO). Treatment of outstanding equity awards upon severance is governed by the terms of the applicable equity award agreement and not the severance plan.

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Change in Control Severance Plan

Under Navient’s Change in Control Severance Plan for Senior Officers, if a termination of employment for reasons defined in the plan occurs within 24 months following a change in control of the Company, the participant is entitled to receive a lump sum cash payment equal to two times the sum of his or her base salary and average annual incentive award (based on the prior two years). A participant will also be entitled to receive a pro-rated portion of his or her target annual incentive award for the year in which the termination occurs, as well as continuation of medical benefits for a two-year period. Treatment of outstanding equity awards upon a change in control is governed by the terms of the applicable equity award agreement and not the severance plan. Under the equity award agreements, outstanding equity awards become vested and non-forfeitable in connection with a change in control only if (i) the participant’s employment is terminated, or (ii) the acquiring or surviving entity does not assume the equity awards. The plan does not allow for tax gross-ups.

Potential Payments upon Termination or Change in Control

The tables below reflect the amount of compensation that would have been payable to each of our NEOs who were employed as executive officers of Navient on December 31, 2018, under various scenarios including if such individual’s employment had terminated and/or a change in control had occurred on December 31, 2018, given the individual’s compensation and service levels as of December 31, 2018, and based on Navient’s closing stock price of $8.81 per share on December 31, 2018, the last trading date of the year. The amounts disclosed in the tables below are in addition to: (i) compensation and benefits available prior to the occurrence of a termination of employment, such as vested stock options, and (ii) compensation and benefits available generally to all employees, such as distributions under Navient’s defined contribution retirement program, disability plans and accrued vacation pay.

The following severance arrangements were effective for our NEOs who were employed as executive officers of Navient on December 31, 2018: (i) the Navient Corporation Executive Severance Plan for Senior Officers, (ii) the Navient Corporation Change in Control Severance Plan for Senior Officers, as amended and restated, and (iii) the Navient Corporation 2014 Omnibus Incentive Plan, as amended and restated. As noted above, Mr. Whorley departed from the Company in July 2018 as part of a strategic agreement between the Company and First Data Corporation. The amounts described below for Mr. Whorley are the amounts actually paid to Mr. Whorley pursuant to his separation agreement with the Company.

Change in Control Without Termination

Name	Equity Vesting(1) ($)	Cash Severance ($)	Medical Insurance / Outplacement ($)	Total ($)
Remondi	—	—	—	—
Lown	—	—	—	—
Kane	—	—	—	—
Heleen	—	—	—	—
Hauber	—	—	—	—

(1)

Under the equity award agreements, outstanding equity awards become vested and non-forfeitable in connection with a change in control only if (i) the participant’s employment is terminated, or (ii) the acquiring or surviving entity does not assume the equity awards. For purposes of this table, we have assumed that neither of these conditions is satisfied.

Change in Control and (i) Termination without Cause, or (ii) Termination for Good Reason

Name	Equity Vesting(2) ($)	Cash Severance ($)	Medical Insurance / Outplacement(3) ($)	Total ($)
Remondi	6,720,144	6,840,500	25,888	13,586,532
Lown(4)	1,030,576	3,436,200	25,888	4,492,664
Kane	2,319,549	2,964,470	14,544	5,298,563
Heleen	1,174,232	2,633,593	25,888	3,833,713
Hauber	646,389	1,870,463	26,276	2,543,128

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(2)

For stock and stock unit awards, the amounts shown reflect the closing market price of Navient Common Stock on December 31, 2018 ($8.81). For stock options where the December 31, 2018 closing market price of Navient Common Stock was higher than the option exercise price, the amounts reflect the intrinsic value of the options as if they had been exercised on December 31, 2018. PSUs granted in 2016 vested at 125% of the target number of units based on Company Performance over a three-year performance period (2016-2018) and were settled on February 28, 2019. See “2016-18 Performance Stock Units” in the Compensation Discussion and Analysis above for additional details. These 2016 PSUs are valued based on the number of PSUs actually earned for the three-year performance period ending on December 31, 2018.

(3)	Includes Navient’s estimated portion of the cost of health care benefits for 24 months.
(4)	Includes payment of a one-time deferred signing bonus of $700,000. See footnote 11 below.

Termination without Cause or Termination for Good Reason

Name	Equity Vesting(5) ($)	Cash Severance ($)	Medical Insurance / Outplacement(6) ($)	Total ($)
Remondi	—	6,840,500	40,888	6,881,388
Lown(7)	—	2,368,100	34,416	2,402,516
Kane	—	1,827,235	25,908	1,853,143
Heleen	—	1,605,546	34,416	1,639,962
Hauber	—	1,128,981	34,707	1,163,688

(5)

By their terms, outstanding Navient equity awards generally continue to vest pursuant to the vesting schedule set forth in each applicable award agreement as if the NEO remains employed by Navient through the pre-established vesting date.

(6)

As President and Chief Executive Officer of Navient, Mr. Remondi is entitled to Navient’s estimated portion of the cost of health care benefits for a period of 24 months plus $15,000 of outplacement services. Amounts for Messrs. Lown, Kane, Heleen, and Hauber include Navient’s estimated portion of the cost of health care benefits for 18 months, plus $15,000 of outplacement services.

(7)	Includes payment of a one-time deferred signing bonus of $700,000, which had not yet been paid on December 31, 2018 but was paid in March 2019. See footnote 11 below.

Termination for Cause

Name	Equity Vesting(8) ($)	Cash Severance ($)	Medical Insurance / Outplacement ($)	Total ($)
Remondi	—	—	—	—
Lown	—	—	—	—
Kane	—	—	—	—
Heleen	—	—	—	—
Hauber	—	—	—	—

(8)	Vested and unvested equity awards are forfeited upon Termination for Cause (as defined in the Navient Corporation 2014 Omnibus Incentive Plan, as amended and restated).

Termination upon Retirement

Name	Equity Vesting(9) ($)	Cash Severance ($)	Medical Insurance / Outplacement ($)	Total ($)
Remondi	—	—	—	—
Lown	—	—	—	—
Kane	—	—	—	—
Heleen	—	—	—	—
Hauber	—	—	—	—

(9)

Mr. Remondi is eligible for retirement vesting of his outstanding equity awards pursuant to their terms and the Company’s retirement policy. Outstanding equity awards generally continue to vest pursuant to the vesting schedule set forth in each applicable award agreement as if the NEO remains employed by Navient through the pre-established vesting date, provided that the NEO satisfies certain age and/or service conditions set

2019 Proxy Statement	81

forth in the Company’s retirement policy. For equity awards originally granted by Former SLM prior to 2013, the award recipient must be age 60 or older upon retirement, or the award recipient must have attained a combination of age and years of service totaling at least 70 years, to be eligible for retirement vesting. For equity awards originally granted by Former SLM in 2013 or 2014, and for all Navient equity awards, the award recipient must be age 65 or older upon retirement, or the award recipient must have attained a combination of age and years of service totaling at least 75 years, to be eligible for retirement vesting. Service with both Former SLM and Navient is counted for these purposes.

Termination by Death or Disability

Name	Equity Vesting(10) ($)	Cash Severance ($)	Medical Insurance / Outplacement ($)	Total ($)
Remondi	6,720,144	—	—	6,720,144
Lown(11)	1,030,576	700,000	—	2,402,516
Kane	2,319,549	—	—	2,319,549
Heleen	1,174,232	—	—	1,174,232
Hauber	646,389	—	—	646,389

(10)

The vesting of all outstanding equity awards will accelerate upon termination of employment due to death or disability. For stock and stock unit awards, the amounts shown reflect the closing market price of Navient Common Stock on December 31, 2018 ($8.81). For stock options where the December 31, 2018, closing market price of Navient Common Stock was higher than the option exercise price, the amounts reflect the intrinsic value of the options as if they had been exercised on December 31, 2018. PSUs granted in 2016 vested at 125% of the target number of units based on Company Performance over a three-year performance period (2016-2018) and were settled on February 28, 2019. See “2016-18 Performance Stock Units” in the Compensation Discussion and Analysis above for additional details. These 2016 PSUs are valued based on the number of PSUs actually earned for the three-year performance period ending on December 31, 2018.

(11)

As noted earlier, Mr. Lown became eligible to receive a one-time deferred signing bonus of $1,400,000, less applicable withholding taxes (“Deferred Signing Bonus”), to compensate him for a portion of the long-term equity and deferred compensation with his former employer that he forfeited by joining Navient. This Deferred Signing Bonus was payable in cash in two equal installments on the first and second anniversaries of his start date with the Company, March 17, 2017, subject to his remaining employed by the Company on each such date. If prior to the Deferred Signing Bonus being paid in full, either (x) his employment was terminated by the company without “Cause” (as that term is defined in Navient’s Executive Severance Plan for Senior Officers), or (y) his employment terminated due to death or disability, then any unpaid amount would be paid in an immediate lump sum. The first installment of the Deferred Signing Bonus was paid to Mr. Lown in March 2018, and the final installment of $700,000 was paid to Mr. Lown in March 2019.

Actual Payments Upon Termination

Mr. Whorley departed the Company on July 22, 2018 to become an officer of and member of First Data Corporation’s Management Committee. Mr. Whorley’s departure was part of a strategic agreement between the Company and First Data Corporation, through which First Data Corporation became the primary provider of technology solutions for Navient’s federal education loans.

The Company entered into a letter agreement with Mr. Whorley setting forth the terms of his departure. In exchange for Mr. Whorley’s agreeing to a general release and certain post-employment restrictions, the Company agreed to pay Mr. Whorley an amount equal to 150% of his current base salary (i.e., an amount equal to his annual incentive bonus assuming target performance) reduced on a pro-rated basis to reflect the number of days he was employed with the Company during 2018. Pursuant to the agreement, Mr. Whorley received a cash payment of $383,753, subject to applicable withholdings.

In addition to this cash payment, for purposes of any outstanding equity awards granted to Mr. Whorley pursuant to the Navient Corporation 2014 Omnibus Incentive Plan, the Company agreed that such awards will remain outstanding and continue to vest and become payable pursuant to their respective terms.

Finally, Mr. Whorley agreed that his departure from the Company will not entitle him to any severance payments or benefits under the Navient Corporation Executive Severance Plan for Senior Officers. The letter agreement between Mr. Whorley and Company describing the terms of Mr. Whorley’s departure was included in the Company’s current report on Form 8-K filed with the SEC.

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PEO Pay Ratio

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the SEC adopted a rule requiring annual disclosure of: (i) the annual total compensation of the median employee identified by Navient (as described below), (ii) the annual total compensation of Navient’s principal executive officer (“PEO”), and (iii) the estimated ratio of these two amounts.

To identify our median employee, we reviewed the annual compensation of all full-time, part-time, seasonal and temporary employees of Navient and its affiliated companies as of December 31, 2018. As permitted under SEC rules, we treated an employee’s 2018 “annual compensation” for this purpose as equal to the sum of his or her gross income, as reported on payroll records, plus all employer contributions to Navient’s qualified retirement plan made on the employee’s behalf. In identifying the median employee, we excluded the PEO. As of December 31, 2018, Navient and its affiliated companies had approximately 6,490 employees, all of whom reside in the United States or a U.S. territory.

Navient’s PEO is Mr. Remondi. His annual total compensation for 2018 was $6,904,105, as reflected in the Summary Compensation Table. The 2018 annual total compensation of the median employee identified by Navient, calculated in accordance with SEC rules regarding the Summary Compensation Table, was $42,254. Accordingly, Navient’s estimated 2018 pay ratio was 1 to 163.

SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the Navient pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. In addition, the median employee’s annual total compensation is unique to that individual and therefore is not an indicator of the annual total compensation of any other individual or group of employees.

2019 Proxy Statement	83

Proposal 4 — Approval of the Amended and Restated Navient Corporation Employee Stock Purchase Plan

In April 2014, we established the Navient Corporation Employee Stock Purchase Plan (the “Purchase Plan”), which authorized the issuance of up to 1,000,000 shares of Common Stock in connection with purchases by eligible employees. Because this occurred prior to our separation transaction, our sole shareholder at the time approved the Purchase Plan on April 8, 2014. We amended the Purchase Plan effective November 1, 2015 to alter the offering period for employees of recently acquired businesses.

On April 4, 2019, the Board approved, on recommendation of the Compensation Committee and subject to the approval of the Company’s shareholders at the Annual Meeting, an amendment to the Purchase Plan increasing the number of shares authorized for issuance under the plan from 1,000,000 to 3,000,000. This increase in the authorized share reserve is the only material change to the Purchase Plan. There are currently approximately 219,666 shares remaining available for issuance under the Purchase Plan. If the Purchase Plan is approved by the Company’s shareholders, the number of available shares will increase by 2,000,000, to a total of approximately 2,219,666 shares. The Board believes that the new share reserve, if approved by the Company’s shareholders, should be sufficient to allow the Purchase Plan to continue for an additional period of at least 5 years at current expected share usage rates. If the amendment and restatement of the Purchase Plan is not approved, the existing employee stock purchase plan will continue without amendment.

This proposal to approve the amended and restated Purchase Plan requires the affirmative vote of the holders of a majority of the Common Stock present, represented and entitled to vote, and voting affirmatively or negatively at the Annual Meeting. Accordingly, shares that are not voted affirmatively or negatively with respect to this proposal, including abstentions and broker non-votes, will not be relevant to the outcome.

The following summary of the Purchase Plan, as amended and restated as proposed herein, is qualified in its entirety by reference to the text of the Purchase Plan, which is attached to this proxy statement as Appendix A.

Summary of Amended and Restated Employee Stock Purchase Plan

General

The Purchase Plan is a non-qualified employee stock purchase plan. Participation in the Purchase Plan is voluntary and dependent on each eligible employee’s election to participate in the Purchase Plan and the percentage of their eligible compensation that they elect to contribute to the Plan. Therefore, the benefits and amounts that will be received or allocated under the Purchase Plan are not determinable. As of March 1, 2019, the fair market value of a share of Company common stock was $12.21.

Share Reserve

The aggregate number of shares of Common Stock reserved for issuance under the Purchase Plan as of March 1, 2019 is 3,000,000 shares, of which approximately 780,334 shares have previously been issued and are no longer available for future issuance. The shares may be previously-issued stock reacquired by the Company, authorized, but unissued stock, or stock that is purchased on the open market by the Company. In the event of any change to the Company’s outstanding Common Stock, such as a recapitalization, stock split or similar event, appropriate adjustments will be made to the Purchase Plan and to each outstanding option.

Eligibility

All regular full-time and part-time employees of the Company working 24 or more hours per week are eligible to participate in the Purchase Plan. However, the following individuals are not eligible to participate in the Purchase Plan: (a) any individual whose services are performed for the Company pursuant to a contract between the Company and another entity, and whom it treats as a leased employee; (b) any individual that the Company treats as an independent contractor; (c) temporary employees; (d) members of the Board of Directors of the Company, unless otherwise eligible as described above; and (e) international employees.

As of March 1, 2019, approximately 6,500 employees were eligible to participate in the Purchase Plan.

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Offering Period

Each offering period under the Purchase Plan will have a duration of 12 months, commencing with the first day of each “Plan Year” (defined as the 12 month period starting each August 1 and ending the next July 31), except that for eligible employees hired after the first day of any Plan Year and on or prior to January 1, the initial offering period will generally be the period beginning with the first day of the month in which benefits are otherwise effective following their commencement of employment with the Company and ending on the immediately following July 31.

To participate in the Purchase Plan, eligible employees must elect to enroll in the Purchase Plan for each offering period and authorize payroll deductions in any multiple of 1% up to 25% of a participant’s eligible compensation, not to exceed $7,500 per offering period. For purposes of the Purchase Plan, “eligible compensation” will mean the regular salary and hourly wages (calculated at the regular hourly rate, including payments for sick leave, vacation, paid time-off, holidays, jury duty, bereavement and other paid leaves of absence), but does not include other forms of compensation such as short-term disability payments, severance payments, incentive compensation, equity compensation and overtime pay. In addition, commissions paid by the Company to a participant during the offering period are considered “eligible compensation.”

On the first day of each offering period, each participant will receive an option to purchase shares of the Common Stock; provided, however, the entry date for eligible employees hired after the first day of the offering period and on or prior to December 1 of the offering period, the initial entry date will mean the first day of the month following their commencement of employment with the Company. Employees who first become eligible for the Purchase Plan in connection with a merger or acquisition generally may not enter the Purchase Plan until the next regular offering period, unless the Committee approves a special offering period in connection with the merger or acquisition.

Purchase Price

The purchase price per share of Common Stock under the Purchase Plan will be equal to 85% of the fair market value of a share of Common Stock on the first business day of the Plan Year on which the Nasdaq is open. Unless otherwise determined by the Board or the Compensation and Personnel Committee appointed by the Board or a duly authorized delegate thereof (the “Committee”), the fair market value of a share of Common Stock on a particular date will be deemed to be the closing price of a share of Common Stock as recorded by the Nasdaq on such date or, if no closing price has been recorded on such date, on the day immediately following the day on which on which such a closing price was recorded. The Purchase Plan does not provide for a matching contribution by the Company.

Payroll Deductions

After-tax payroll contributions to the Purchase Plan will be deposited to an interest-bearing omnibus account established for the Purchase Plan at the custodial bank selected by the Committee. No other types of deposits may be made. Accrued interest for the Purchase Plan will be based on the money market annual yield rate published in the Wall Street Journal “Bonds, Rates & Yields” section on the 25th of each month. Effective the 1st business day of each month, the accrued Purchase Plan interest will be allocated to participants based on the individual balances on the last business day of the previous month.

Shares Purchased

The number of shares of Common Stock a participant purchases during each offering period is determined by dividing the total amount of payroll deductions withheld from the participant’s paychecks during the offering period by the purchase price. Options will be exercised on the last day of each offering period, except if the Nasdaq is closed on the last day of an offering period, in which case, the options will be exercised and shares will be purchased on the immediately preceding trading day (such date of purchase, the “Purchase Date”). The Common Stock purchased on the Purchase Date will be issued and credited to a brokerage account established by the Company on behalf of each participant as soon as administratively practicable after such Purchase Date.

A Participant must make arrangements as the Company may require to satisfy his or her applicable taxes on any gains, which is the difference between the value of shares purchased at the discount price and the market value of those shares on the Purchase Date. If the purchase price exceeds the fair market value per share on the Purchase Date, no shares will be purchased. The individual balances will then be distributed to the participants via payroll.

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Withdrawal and Termination of Employment

A participant may make one withdrawal during each offering period under the terms and procedures established by the Committee. The withdrawal must be for the total amount of contributions and interest on record at the time the transaction is processed. The funds will be distributed to the participant through their regular payroll as soon as practicable, but no later than 30 days from the date the withdrawal request is submitted. If a participant withdraws from an offering period, that participant may not subsequently participate in the same offering. An eligible employee who has ceased participation in the Purchase Plan may enter the Purchase Plan for the next offering period by following the enrollment procedures established by the Committee. In the event that a participant’s employment is terminated for any reason before the applicable Purchase Date, participation in the Purchase Plan will terminate immediately and as soon as practicable and no later than March 15 following the end of the offering period in which the participant’s termination of employment occurs, the participant will be paid in cash the value of his or her individual account balance.

Transferability

No options granted under the Purchase Plan will be transferable by the participant, except by beneficiary designation in accordance with the procedures established by the Committee.

Change in Control

In the event of a change in control of the Company, all outstanding options will automatically be exercised immediately prior to the effective date of such change in control. In addition, the Board may create special purchase periods or special purchase dates for individuals who become employees in connection with the acquisition of another company or cease to be employees in connection with the disposition of any portion of the Company or its subsidiaries.

Administration and Amendment

The Purchase Plan is administered, at our expense, by the Committee. In addition to its duties with respect to the Plan, the Committee will have full authority, consistent with the Purchase Plan, to interpret the Purchase Plan, to promulgate such rules and regulations with respect to the Purchase Plan as it deems desirable, to delegate its responsibilities hereunder to appropriate persons and to make all other determinations necessary or desirable for the administration of the Purchase Plan. All decisions, determinations and interpretations of the Committee will be binding upon all persons. The Committee may at any time amend or terminate the Purchase Plan, subject to shareholder approval for material amendments and where required by legal or stock exchange rules.

Federal Income Tax Consequences

The following is a brief summary of the U.S. federal income tax consequences applicable to awards granted under the Purchase Plan based on federal income tax laws in effect on the date of this proxy statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all participants to consult their own tax advisor concerning the tax implications of awards granted under the Purchase Plan

The Purchase Plan is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended. Shares under the Purchase Plan are purchased using after-tax employee contributions. A participant will recognize taxable income as a result of purchasing shares of Common Stock under the terms of the Purchase Plan.

The participant will recognize ordinary income on the Purchase Date in an amount equal to the difference between the fair market value of the shares of Common Stock purchased on the Purchase Date and the purchase price paid for the shares of Common Stock. The Company will generally be entitled to a compensation deduction at the same time and in the same amount. Upon subsequent resale of the shares of Common Stock, the difference between the sale price and the fair market value on the Purchase Date will be treated either as a capital gain or loss, and will be long term or short term depending on whether the shares are held for more than one year from the date the shares are acquired.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes information as of December 31, 2018, relating to our equity compensation plans or arrangements pursuant to which grants of options, restricted stock, restricted stock units, stock units or other rights to acquire shares may be granted from time to time.

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PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS AND RIGHTS (1)	WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS AND RIGHTS	AVERAGE REMAINING LIFE (YEARS) OF OPTIONS OUTSTANDING	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS
Equity compensation plans approved by security holders:
Navient Corporation 2014 Omnibus Incentive Plan
Traditional Stock Options	—	—	—
Net-settled Stock Options	450,608	$12.94	1.83
RSUs	3,244,026	—	—
PSUs	1,600,968	—	—

Total	5,295,602	12.94	1.83	16,794,965

Employee Stock Purchase Plan(2)	—	—	—	219,666

Total approved by security holders	5,295,602	12.94	1.83	17,014,631
Total not approved by security holders	—	—	—	—

1)

Upon exercise of a net-settled option, optionees are entitled to receive the after-tax spread shares only. The spread shares equal the gross number of options granted less shares for the option cost. Accordingly, this column reflects the net-settled option spread shares issuable at December 31, 2018, where provided. PSUs granted in 2016 vest after a three-year performance period (2016-2018), with the potential payout ranging from 0% to 150% of the target number of units. Based on the Company’s actual performance during the three-year performance period relative to pre-established performance goals, these PSUs vested at 125% of the target number of units and were settled in shares of the Company’s common stock on February 28, 2019. These 2016 PSUs are shown above as outstanding on December 31, 2018 based on the final vested amount (i.e., 125% of the target number of units). See “2016-18 Performance Stock Units” in the Compensation Discussion and Analysis above for additional details regarding these PSUs.

2)

Number of shares available for issuance under the Navient Corporation Employee Stock Purchase Plan (ESPP) as of December 31, 2018. The ESPP was approved on April 8, 2014 by the company now known as SLM Corporation, then our sole shareholder. The ESPP became effective May 1, 2014.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED NAVIENT CORPORATION EMPLOYEE STOCK PURCHASE PLAN ON THE ENCLOSED WHITE PROXY CARD.

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Other Matters

Certain Relationships and Related Transactions

Navient maintains a written policy regarding review and approval of transactions with related parties. Transactions covered by the policy include any transaction involving Navient and an amount in excess of $120,000 in any year in which any director, nominee, executive officer, greater-than-five percent beneficial owner of the Company, or any of their respective immediate family members, has or had a direct or indirect interest, other than as a director or less-than-ten percent owner of an entity involved in the transaction (a “Related Party Transaction”). Certain loans made in the ordinary course of Navient’s business to executive officers, directors and their family members are considered Related Party Transactions and may be required to be disclosed in the proxy statement, but are pre-approved under the policy if they meet specified requirements. As of the date of this proxy statement, no such loans are outstanding.

From the beginning of 2018 until the present, there have been no (and there are no currently proposed) transactions involving an amount in excess of $120,000 in which Navient was (or is to be) a participant and any executive officer, director, five percent beneficial owner of our Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest, except the compensation arrangements described in this proxy statement for our named executive officers and directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Navient’s executive officers and directors, as well as persons who beneficially own more than 10 percent of the Common Stock, to file reports with the SEC on their ownership and changes in ownership of Navient Common Stock. Based solely on a review of the copies of such forms in our possession and on written representations from reporting persons, we believe that during the period from January 1, 2018 to December 31, 2018, all required reports were filed in a timely manner.

Other Matters for the 2019 Annual Meeting

As of the date of this proxy statement, there are no matters that the Board of Directors intends to present for a vote at the Annual Meeting other than the business items discussed in this proxy statement. In addition, Navient has not been notified of any other business that is proposed to be presented at the Annual Meeting. If other matters now unknown to the Board of Directors come before the Annual Meeting, the proxy given by a shareholder electronically, telephonically or on a WHITE proxy card gives discretionary authority to the persons named by Navient to serve as proxies to vote such shareholder’s shares on any such matters in accordance with their best judgment.

Shareholder Proposals for the 2020 Annual Meeting

A shareholder who intends to introduce a proposal for consideration at Navient’s 2020 Annual Meeting may seek to have that proposal and a statement in support of the proposal included in the Company’s 2020 proxy statement if the proposal relates to a subject that is permitted under SEC Rule 14a-8. To be considered for inclusion, the proposal and supporting statement must be received by the Company no later than [•] [•], 2019, and must satisfy the other requirements of Rule 14a-8. The submission of a shareholder proposal does not guarantee that it will be included in Navient’s proxy statement.

Navient’s Bylaws provide that a shareholder may otherwise propose business for consideration or nominate persons for election to the Board of Directors, in compliance with federal proxy rules, applicable state law and other legal requirements and without seeking to have the proposal included in the Company’s proxy statement pursuant to Rule 14a-8. Navient’s Bylaws provide that any such proposals or nominations for the Company’s 2020 Annual Meeting must be received by it on or after [•] [•], 2020, and on or before [•] [•], 2020. Any such notice must satisfy the other requirements in Navient’s Bylaws applicable to such proposals and nominations. If a shareholder fails to meet these deadlines or fails to comply with the requirements of SEC Rule 14a-4(c), Navient may exercise discretionary voting authority under proxies it solicits to vote on any such proposal.

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Proxy Access Procedures

The Company’s Second Amended and Restated Bylaws generally permit a shareholder, or group of up to 20 shareholders, owning at least 3% of our outstanding shares for at least three years to nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two or 20% of the Company’s Board, provided that the shareholder(s) and nominee(s) satisfy the requirements in our bylaws. Written notice of proxy access director nominees must be received no later than the close of business on the 120th day, nor earlier than the close of business on the 150th day, prior to the first anniversary of the date our definitive proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting. With respect to the 2020 annual meeting, this notice must be received between [•] [•], 2019, and [•] [•], 2019, assuming the date of the 2020 annual meeting is not changed by more than 30 days before or after the first anniversary of the 2019 annual meeting. Any notices should be addressed to Chief Legal Officer and Secretary, Navient Corporation, 123 Justison Street, Wilmington, Delaware 19801.

Solicitation Costs

All expenses in connection with the solicitation of proxies for the Annual Meeting will be paid by Navient. We have engaged MacKenzie to solicit proxies for an estimated fee of $[•] plus reimbursement for out-of-pocket costs. MacKenzie estimates that approximately [•] of its employees will assist in the Company’s proxy solicitation. In addition, officers, directors, certain employees or other agents of Navient may solicit proxies in person, by telephone, telefax, personal calls, or other electronic means. Navient will request banks, brokers, custodians and other nominees in whose names shares are registered to furnish to the beneficial owners of Navient’s Common Stock this proxy statement and the WHITE proxy card, and any other materials related to the Annual Meeting, including copies of our 2018 Annual Report, and, upon request, the Company will reimburse such registered holders for their out-of-pocket and reasonable expenses in connection therewith. Our aggregate expenses in connection with our solicitation of proxies, and excluding salaries and wages of our officers and regular employees, are expected to aggregate to approximately $[•], of which approximately $[•] has been spent to date.

Householding

To reduce the expense and reduce environmental effects of printing and delivering duplicate proxy materials to shareholders who may have more than one account holding stock but share the same address, Navient has adopted a procedure approved by the SEC called “householding.” Under this procedure, registered shareholders who have the same address and last name will receive one copy of the proxy materials that are delivered until such time as one of more of these shareholders notifies us that they want to receive separate copies. Shareholders who participate in householding will continue to have access to utilize separate proxy voting instructions.

If you are a registered shareholder and would like to have separate copies of the proxy materials mailed to you in the future, or you would like to have a single copy of the proxy materials mailed to you in the future, you must submit a request in writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call at 1-800-542-1061. If you are a beneficial shareholder, please contact your bank or broker to opt in or out of householding.

However, please note that if you are a registered shareholder and wish to receive a separate WHITE proxy card or vote instruction form or other proxy materials for purposes of this year’s Annual Meeting, you should request them by telephoning 1-800-322-2885, or by sending an e-mail to navient@mackenziepartners.com and we will deliver promptly, upon written or oral request, separate copies of the proxy materials for this year’s Annual Meeting.

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Appendix A — Amended and Restated Navient Corporation Employee Stock Purchase Plan

NAVIENT CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

(as Amended and Restated Effective April 4, 2019)

1.	PURPOSE

The purpose of the Navient Corporation Employee Stock Purchase Plan (the “Plan”) is to motivate employees of Navient Corporation (the “Corporation”) and subsidiaries owned more than 50% by the Corporation or which the Corporation controls (collectively the “Employers”) to achieve corporate goals and to encourage equity ownership in the Corporation in order to increase proprietary interest in the Corporation’s success.

2.	ADMINISTRATION

a)

The Plan shall be administered by the Compensation and Personnel Committee of the Corporation’s Board of Directors or a duly-authorized delegate (the “Committee”). In addition to its duties with respect to the Plan, the Committee shall have full authority, consistent with the Plan, to interpret the Plan, to promulgate such rules and regulations with respect to the Plan as it deems desirable, to delegate its responsibilities hereunder to appropriate persons and to make all other determinations necessary or desirable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be binding upon all persons.

b)

The rights to purchase stock (“Options”) that are granted under this Plan shall constitute non-qualified stock options that are not intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”). However, the Plan is intended to be exempt from or compliant with Section 409A of the Code and will be interpreted in a manner intended to maintain such exemption or comply with Section 409A of the Code.

3.	SHARES SUBJECT TO THE PLAN

The stock that may be purchased under the Plan is common stock, $.01 par value, of the Corporation. The aggregate number of shares that may be purchased is three million (3,000,000), consisting of (i) two million (2,000,000) shares newly authorized for issuance and subject to the approval of the Corporation’s shareholders at the Corporation’s 2019 annual meeting, and (ii) one million (1,000,000) shares previously authorized for issuance, less all shares previously purchased under the Plan prior to April 4, 2019. The aggregate number of shares that may be purchased is subject to adjustment pursuant to Paragraph 4. Such shares may be previously-issued stock reacquired by the Corporation, authorized, but unissued stock, or stock that is purchased on the open market by the Corporation.

If at any time the number of shares to be purchased in an Offering Period, as defined in Paragraph 5(c), causes the total number of shares offered under the Plan to exceed the above stated limit, then the number of shares that may be purchased by each Participant in that Offering Period shall be reduced pro rata.

4.	ADJUSTMENTS FOR CHANGES IN CAPITALIZATION

If any change is made in, or other events occur with respect to, the Corporation’s stock subject to the Plan or subject to any Option granted under this Plan without receipt of consideration by the Corporation (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, extraordinary cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Corporation, each an “Adjustment Event”), the Plan shall be adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Paragraph 3 and the outstanding Options granted under this Plan shall be maintained in the same equivalent economic position with respect to the class(es) and number of securities and price per share of Corporation stock

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subject to such outstanding Options. The Committee shall be responsible for determining whether an Adjustment Event has occurred for purposes of this Paragraph 4. If an Adjustment Event has occurred, the Committee shall make such adjustments as described herein, and its determination shall be final, binding and conclusive. No fractional interests shall be issued under the Plan based on such adjustments. The Committee shall not make any adjustment pursuant to this Paragraph 4 that would cause an Option that is otherwise exempt from Section 409A of the Code to become subject to Section 409A of the Code, or that would cause an Option that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A of the Code.

5.	DEFINITIONS

a)

Eligible Compensation. The term “Eligible Compensation” shall mean the regular salary and hourly wages (calculated at the regular hourly rate, including payments for sick leave, vacation, paid time-off, holidays, jury duty, bereavement and other paid leaves of absence). “Eligible Compensation” shall not include other forms of compensation such as short-term or long-term disability payments, severance payments, incentive compensation, and overtime pay.

b)

Entry Date. The term “Entry Date” shall mean the first day of each Plan Year, except that for eligible employees hired after the first day of any Plan Year and on or prior to the following January 1st, the initial “Entry Date” shall mean the first day of the month following their commencement of employment with the Corporation or an Employer. Notwithstanding the preceding sentence, for individuals who become eligible employees solely in connection with the acquisition of a controlling interest in another company or business by a stock acquisition, merger, reorganization or purchase of assets, the term “Entry Date” shall mean the first day of the first Plan Year following the date of such acquisition, unless the Board of Directors (or its duly-authorized delegate) authorizes an earlier Entry Date for such individuals in connection with a special Offering Period created pursuant to Paragraph 17.

c)

Offering Period. The term “Offering Period” shall mean the 12-month period beginning with the first day of each Plan Year, except that for eligible employees hired after the first day of any Plan Year and on or prior to the following January 1st, the initial “Offering Period” shall mean the period beginning with the first day of the month in which benefits are otherwise effective following their commencement of employment with the Corporation or an Employer and ending on the immediately following July 31st. Notwithstanding the preceding sentence, for individuals who become eligible employees solely in connection with the acquisition of a controlling interest in another company or business by a stock acquisition, merger, reorganization or purchase of assets, the term “Offering Period” shall mean the 12-month period beginning with first day of the first Plan Year following the date of such acquisition, unless the Board of Directors (or its duly-authorized delegate) creates an earlier special Offering Period for such individuals pursuant to Paragraph 17.

d)	Plan Year. The Plan will follow a twelve month cycle starting each August 1st and ending the next July 31st.

e)

Purchase Date. The term “Purchase Date” shall mean the last day of an Offering Period, except if the NASDAQ Stock Market is closed on the last day of an Offering Period, the Purchase Date shall mean the immediately preceding trading day on the NASDAQ Stock Market.

f)	Participant. The term “Participant” shall mean an eligible employee who elects to participate in the Plan pursuant to Paragraph 9.

6.	ELIGIBILITY

All regular full-time and part-time employees working 24 or more hours per week for an Employer shall be eligible to participate in the Plan on their Entry Date; provided, however, that such eligible employees complete the enrollment procedures established by the Committee prior to the enrollment deadline for such Entry Date. Notwithstanding the prior sentence, the following individuals shall not be eligible to participate in the Plan:

a)	any individual whose services are performed for an Employer pursuant to a contract between the Employer and another entity, and whom the Employer treats as a leased employee;

b)	any individual that the Employer treats as an independent contractor;

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c)	temporary employees;

d)	members of the Boards of Directors of the Corporation and of the Employers, unless otherwise eligible as described above; and

e)	international employees.

7.	PURCHASE PRICE

The Purchase Price per share shall be equal to the fair market value of a share of common stock on the first business day of the Plan Year on which the NASDAQ Stock Market is open, less 15 percent of such fair market value. Unless otherwise determined by the Board of Directors of the Corporation or the Committee, the fair market value of a share of common stock on a particular date shall be deemed to be the closing price of a share of common stock as recorded by the NASDAQ Stock Market on such date or, if no closing price has been recorded on such date, on the day immediately following the day on which such a closing price was recorded.

8.	OPTION TO PURCHASE STOCK

Prior to each Entry Date, the Corporation will offer eligible employees the opportunity to elect to participate in the Plan. Each eligible employee who elects to participate will receive an Option to purchase on the Purchase Date the number of full and/or fractional shares of common stock at the Purchase Price.

9.	ENROLLING IN THE PLAN

An eligible employee may elect to participate in the Plan by completing the enrollment procedures established by the Committee before the enrollment deadline announced for each Entry Date.

A Participant shall elect a percentage to be deducted regularly from his or her Eligible Compensation on an after-tax basis provided that the Participant must elect an initial payroll deduction of no less than one percent (1%) and no more than twenty-five percent (25%) of his or her Eligible Compensation, not to exceed $7,500 per Offering Period. Only whole percentages may be elected.

A Participant may elect to change his or her payroll deduction percentage on a biweekly basis, as limited by Paragraph 12.

Unless a Participant changes his or her payroll deduction percentage or ceases participation in the Plan in accordance with Paragraphs 12 and 13, a Participant’s payroll deductions, as limited by Paragraph 10, and his or her initial enrollment elections will continue until the end of the Offering Period. A Participant must complete the enrollment procedures established by the Committee each Offering Period.

10.	DEPOSITS

Pursuant to the enrollment procedures established by the Committee, after-tax payroll contributions to the Plan will be deposited to an interest bearing omnibus account established for the Plan at the custodial bank selected by the Committee. No other types of deposits may be made. Accrued interest for the Plan will be based on the money market annual yield rate published in the Wall Street Journal “Bonds, Rates & Yields” section on the 25th of each month.

11.	INDIVIDUAL BALANCES

Individual balances are record kept at the Corporation by the Committee’s designates. Effective the 1st business day of each month, the accrued Plan interest will be allocated to Participants based on the individual balances on the last business day of the previous month. When applicable, the interest earned by each Participant for the calendar year will be reported on IRS Form 1099-DIV.

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12.	MINIMUM AND MAXIMUM CONTRIBUTIONS

A Participant must elect an initial payroll deduction of no less than one percent (1%) and no more than twenty-five percent (25%) of his or her Eligible Compensation, not to exceed $7,500 per Offering Period. A Participant may change his or her contribution during the Offering Period, including changing to zero percent. Contributions other than by payroll deductions are not permitted. Only whole percentages are allowed.

13.	WITHDRAWALS FROM THE PLAN

A Participant may make one withdrawal during each Offering Period under the terms and procedures established by the Committee. The withdrawal must be for the total amount of contributions and interest on record at the time the transaction is processed. The funds will be distributed to the employee through their regular payroll check as soon as practicable but no later than thirty (30) days from the date the withdrawal request is submitted. If a Participant receives a withdrawal during an Offering Period, he or she shall no longer participate in the Plan for the remainder of such Offering Period. An eligible employee who has ceased participation in the Plan may enter the Plan for the next Offering Period by following the enrollment procedures established by the Committee, subject to Paragraph 9.

14.	STOCK PURCHASES

In accordance with the applicable procedures established by the Committee, the Corporation shall exercise all Options to Purchase shares which each Participant is entitled to on each Purchase Date. The Corporation shall withhold a sufficient number of shares to cover his or her applicable taxes on any gains, which is the difference between the value of shares purchased at the discount price and the market value of those shares on the purchase date. Taxes in the required amount will be paid to the appropriate government agency(ies).

If the Purchase Price exceeds the fair market value per share on the Purchase Date, no shares will be purchased. The individual balances will be distributed to the Participant’s via payroll.

The common stock purchased on the Purchase Date will be issued and credited to a brokerage account established by the Corporation on behalf of the Participant (the “Stock Account”) as soon as administratively practicable after such Purchase Date. A Participant may sell any or all shares held in his/her Stock Account unless restricted from trading in Corporation Stock at that time.

15.	TERMINATION OF EMPLOYMENT

In the event that a Participant’s employment terminates for any reason including retirement, total and permanent disability, or death, before the applicable Purchase Date, participation in the Plan shall terminate immediately and as soon as practicable and no later than March 15 following the end of the Offering Period in which Participant’s termination of employment occurs, the Participant or the Participant’s beneficiary(ies) or estate if no beneficiary is elected will be paid in cash the value of his or her individual balance. A Participant who transfers employment between Employers shall not be deemed to have terminated employment for the purposes of this Paragraph.

16.	CHANGE IN CONTROL

In the event of a Change of Control or Change of Control Transaction, all outstanding Options under the Plan shall automatically be exercised immediately prior to the consummation of such Change of Control or Change of Control Transaction by causing all amounts credited to each Participant’s account to be applied to purchase as many shares pursuant to the Participant’s Option as possible at the Purchase Price, subject to the limitations set forth in the Plan. The Corporation shall use its best efforts to provide at least ten (10) days’ prior written notice of the occurrence of a Change of Control or Change of Control Transaction and Participants shall, following the receipt of such notice, have the right to terminate their outstanding Options prior to the effective date of such Change of Control or Change of Control Transaction.

“Change of Control” shall mean an occurrence of any of the following events: (a) an acquisition (other than directly from the Corporation) of any voting securities of the Corporation (the “Voting Securities”) by any “person or group” (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than an employee benefit plan of the Corporation, immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3

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under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Corporation’s then outstanding Voting Securities; or (b) the consummation of (i) a merger, consolidation or reorganization involving the Corporation, unless the Corporation resulting from such merger, consolidation or reorganization (the “Surviving Corporation”) shall adopt or assume this Plan and a Participant’s Options under the Plan and either (A) the shareholders of the Corporation immediately before such merger, consolidation or reorganization own, directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the Surviving Corporation in substantially the same proportion as their ownership immediately before such merger, consolidation or reorganization, or (B) at least a majority of the members of the Board of Directors of the Surviving Corporation were directors of the Corporation immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization, or (ii) a complete liquidation or dissolution of the Corporation. “Change of Control Transaction” shall mean the consummation of any tender offer, offer, exchange offer, solicitation, merger, consolidation, reorganization or other transaction, either of which results in a Change of Control.

17.	ACQUISITIONS AND DISPOSITIONS

The Board of Directors (or its duly-authorized delegate) may, in its sole and absolute discretion, create special Offering Periods for individuals who become eligible employees solely in connection with the acquisition of a controlling interest in another company or business by a stock acquisition, merger, reorganization or purchase of assets and, notwithstanding anything in the Plan to the contrary, may provide for special purchase dates for Participants who will cease to be eligible employees solely in connection with the disposition of all or a portion of any Employer or a portion of the Corporation, which Offering Periods and purchase rights granted pursuant thereto shall, notwithstanding anything stated herein, be subject to such terms and conditions as the Board of Directors (or its duly-authorized delegate) considers appropriate in the circumstances.

18.	NO TRANSFER OR ASSIGNMENT OF EMPLOYEE’S RIGHTS

Except as specified in Paragraph 19, an employee’s rights under the Plan are his or hers alone and may not be transferred or assigned to, or availed of, by any other person.

19.	BENEFICIARY DESIGNATION

The beneficiary shall be one or more persons designated by the Participant in accordance with the procedures established by the Committee who is entitled to receive amounts contributed and/or earned by the Participant and/or act on behalf of the Participant, pursuant to Paragraph 15.

20.	CLAIMS PROCEDURES

A Participant may appeal a denial of benefits under this Plan by submitting a written statement appealing the decision, normally within 60 days of the denial of the benefit by the Committee. In the written statement, the Participant must state reasons why the claim should not have been denied. Also, the written statement should be accompanied by any documents, additional information or comments that might be helpful to the Committee. In this manner, the Committee intends to afford any Participant or beneficiary whose claim for benefits has been denied a reasonable opportunity for a review of the decision. Written appeals must be sent to:

Compensation and Personnel Committee

Navient Corporation

123 Justison Street

Wilmington, Delaware 19801

The Committee will review a Participant’s appeal and will promptly notify such Participant in writing of the decision. Normally, this decision will be made within 60 days of receipt of the appeal, but this period may be extended to no more than 120 days if special circumstances require additional time. In such a case, the Participant will be notified before the end of the initial 60-day period of the reasons for the extension.

2019 Proxy Statement	94

21.	TERMINATION AND AMENDMENTS TO PLAN

The Board may at any time and from time to time, alter, amend, suspend or terminate this Plan in whole or in part, including to add or remove subsidiaries of the Corporation, provided, however, that shareholder approval shall be required for any amendment (i) that materially alters the terms of this Plan or (ii) where such approval is required by applicable legal or stock exchange requirements. No amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant. Nothing contained in this Plan shall be construed to prevent the Corporation from taking any corporate action which is deemed by the Corporation to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any rights granted under the Plan. No employee, beneficiary or other person or entity shall have any claim against the Corporation as a result of any such action.

22.	INDEMNITY

The Corporation shall, consistent with applicable law, indemnify members of the Committee from any liability, loss or other financial consequence with respect to any act or omission relating to the Plan to the same extent and subject to the same conditions as specified in the indemnity provisions contained in the By-Laws and Regulations of the Corporation.

23.	LIMITATIONS ON SALE OF STOCK PURCHASED UNDER THE PLAN

The Plan is intended to provide common stock for investment and not for resale. The Corporation does not, however, intend to restrict the sale of the stock other than in accordance with the Corporation’s general policies regarding the sale of the Corporation’s stock. The employee assumes the risk of any market fluctuations in the price of such stock.

24.	PAYMENT OF EXPENSES RELATED TO PLAN

The cost, if any, for the delivery of shares to a Participant or commissions upon the sale of stock shall be paid by the Participant using such service. Other expenses associated with the Plan, if any, at the discretion of the Committee, will be allocated as deemed appropriate by the Committee.

25.	OPTIONEES NOT STOCKHOLDERS

Neither the granting of an Option to an employee, nor the deductions from his or her pay shall cause such employee to be a stockholder of the shares covered by an Option until such shares have been purchased by and issued to him or her.

26.	TAXES

As a condition of the grant and exercise of an Option, a Participant shall make such arrangements as the Corporation may require for the satisfaction of any applicable U.S. federal, state, local or foreign tax, withholding, and any other required deductions or payments that may arise in connection with such Option. The Corporation shall not be required to issue any shares under the Plan until such obligations are satisfied.

27.	NO EMPLOYMENT RIGHTS

Nothing in the Plan shall confer upon any employee any right to continued employment, or interfere with the right of the Corporation or the Employers to terminate his or her employment at any time, for any reason.

28.	EFFECTIVE DATE

This Plan was originally effective May 1, 2014. The Plan as amended and restated herein was approved by the Board on April 4, 2019, subject to approval of the Corporation’s shareholders at the Corporation’s 2019 annual meeting.

2019 Proxy Statement	95

IN WITNESS WHEREOF, Navient Corporation has caused this instrument to be duly executed in its name and on its behalf on this ______ day of ________________, 2019.

NAVIENT CORPORATION

By:

Name:
Title:

2019 Proxy Statement	96

Appendix B — Additional Information Regarding Participants in the Solicitation

Under applicable SEC rules and regulations, members of the Board of Directors, certain officers and certain other employees of the Company are considered “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about the persons who are considered “participants.”

1.	Directors and Nominees

The following table sets forth the names and principal business addresses of the corporation or other organization in which the principal occupations or employment of the Company’s directors (all of whom are also the Company’s nominees for director) is carried on. The principal occupations or employment of the Company’s directors are set forth under the heading “Proposal 1: Election of Directors” in this proxy statement.

Name	Principal Occupation Name and Address

Frederick Arnold	300 Beach Drive, NE #2802, St. Petersburg, FL 33701

Anna Escobedo Cabral	601 Via Golondrina, San Clemente, CA 92673

William M. Diefenderfer, III	P.O. Box 1040, Great Falls, VA 22066

Katherine A. Lehman	509 Madison Avenue, 14th Floor, New York, NY 10022

Linda A. Mills	127 Commodore Drive, Jupiter, FL 33477

John (Jack) F. Remondi	123 Justison Street, Wilmington, DE 19801

Jane J. Thompson	4505 Spring Island, Okatie, SC 29909

Laura S. Unger	3308 N. Street NW, Washington, DC 20007

Barry L. Williams	250 Cambridge Avenue, Suite 200A, Palo Alto, CA 94306

David L. Yowan	200 Vesey Street, 31st Floor, New York, NY 10285

2.	Certain Officers and Other Employees

The following table sets forth the name and principal occupation of the Company’s officers and certain employees who are considered “participants.” The principal occupation refers to such person’s position with the Company, and the principal business address of each such person is 123 Justison Street, Wilmington, Delaware 19801.

Name	Principal Occupation

John (Jack) F. Remondi	President and Chief Executive Officer

Christian M. Lown	Chief Financial Officer and Executive Vice President

John M. Kane	Group President, Business Processing Solutions

Mark L. Heleen	Chief Legal Officer and Secretary and Executive Vice President

Steve M. Hauber	Chief Risk and Compliance Officer

Joe Fisher	Vice President, Investor Relations and Corporate Development

Paul Hartwick	Vice President, Corporate Communications

Jon Kroehler	Chief Human Resources Officer

2019 Proxy Statement	97

3.	Information Regarding Ownership of the Company’s Securities by Participants

Except as described in this Appendix B or in this proxy statement, none of the persons listed above under “Directors and Nominees” or “Certain Officers and Other Employees” owns any Company securities of record that they do not own beneficially. The number of Company securities beneficially owned by directors and named executive officers as of March 1, 2019 is set forth under the heading “Ownership of Common Stock by Directors and Executive Officers” in this proxy statement. The number of Company securities beneficially owned by the Company’s other officers and employees who are considered “participants” as of March 1, 2019 is set forth below.

Name	Company Securities Owned
Joe Fisher	14,270
Paul Hartwick	0
Jon Kroehler	54,838

4.	Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth purchases and sales of the Company’s securities during the past two years by the persons listed above under “Directors and Nominees” and “Certain Officers and Other Employees.” None of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Company Securities Purchased or Sold (1/1/2017 through 3/1/2019)

Reporting Person	Transaction Date	Amount (#)	Security Type	Transaction Type	Acquisition (A) or Disposition (D)	Transaction Code*
Frederick Arnold	8/14/2018	7,818.0000	Common Stock	Grant/Award	A	1
	2/05/2019	11,363.0000	Common Stock	Grant/Award	A	1
Anna Escobedo Cabral	2/06/2017	8,397.9328	Phantom Stock Units	Grant/Award	A	2
	3/17/2017	211.5484	Phantom Stock Units	Adjustment	A	3
	6/16/2017	206.4386	Phantom Stock Units	Adjustment	A	3
	9/15/2017	232.2805	Phantom Stock Units	Adjustment	A	3
	12/15/2017	248.1174	Phantom Stock Units	Adjustment	A	3
	2/05/2018	9,537.7843	Phantom Stock Units	Grant/Award	A	2
	3/16/2018	358.3205	Phantom Stock Units	Adjustment	A	3
	6/15/2018	373.6255	Phantom Stock Units	Adjustment	A	3
	9/21/2018	345.2653	Phantom Stock Units	Adjustment	A	3
	12/21/2018	587.0316	Phantom Stock Units	Adjustment	A	3

*	A Transaction Code key follows the table.

2019 Proxy Statement	98

Reporting Person	Transaction Date	Amount	Security Type	Transaction Type	Acquisition (A) or Disposition (D)	Transaction Code*
	2/05/2019	11,363.0000	Common Stock	Grant/Award	A	1
William M. Diefenderfer III	2/06/2017	12,596.8992	Phantom Stock Units	Grant/Award	A	2
	3/17/2017	574.2922	Phantom Stock Units	Adjustment	A	3
	6/16/2017	560.4206	Phantom Stock Units	Adjustment	A	3
	9/15/2017	692.3709	Phantom Stock Units	Adjustment	A	3
	12/15/2017	673.5667	Phantom Stock Units	Adjustment	A	3
	2/05/2018	14,306.6764	Phantom Stock Units	Grant/Award	A	2
	3/16/2018	835.5241	Phantom Stock Units	Adjustment	A	3
	6/15/2018	871.2136	Phantom Stock Units	Adjustment	A	3
	9/21/2018	805.0836	Phantom Stock Units	Adjustment	A	3
	12/21/2018	1,368.8314	Phantom Stock Units	Adjustment	A	3
	2/05/2019	17,045.4545	Phantom Stock Units	Grant/Award	A	2
Joe Fisher	1/31/2017	3,359.0000	Common Stock	Sale	D	6
	2/3/2017	1,535.0000	Common Stock	Tax Withholding	D	7
	2/4/2017	566.0000	Common Stock	Tax Withholding	D	7
	2/6/2017	7,751.0000	Common Stock	Grant/Award	A	8
	2/18/2017	669.0000	Common Stock	Tax Withholding	D	7
	2/18/2017	669.0000	Common Stock	Tax Withholding	D	7
	3/17/2017	201.6161	Common Stock	Adjustment	A	5
	6/10/2017	376.0000	Common Stock	Tax Withholding	D	7
	6/16/2017	196.7461	Common Stock	Adjustment	A	5
	6/16/2017	4.0000	Common Stock	Tax Withholding	D	7
	7/31/2017	592.0000	Common Stock	ESPP	A	4
	9/15/2017	208.2295	Common Stock	Adjustment	A	5
	12/15/2017	222.4269	Common Stock	Adjustment	A	5

2019 Proxy Statement	99

Reporting Person	Transaction Date	Amount	Security Type	Transaction Type	Acquisition (A) or Disposition (D)	Transaction Code*
	2/3/2018	1,480.0000	Common Stock	Tax Withholding	D	7
	2/5/2018	7,483.0000	Common Stock	Grant/Award	A	8
	2/6/2018	957.0000	Common Stock	Tax Withholding	D	7
	2/18/2018	636.0000	Common Stock	Tax Withholding	D	7
	2/28/2018	8,812.0000	Common Stock	Sale	D	6
	3/16/2018	202.0951	Common Stock	Adjustment	A	5
	6/15/2018	210.7276	Common Stock	Adjustment	A	5
	7/31/2018	598.0000	Common Stock	ESPP	A	4
	9/21/2018	194.7322	Common Stock	Adjustment	A	5
	12/21/2018	331.0903	Common Stock	Adjustment	A	5
	2/3/2019	1,562.0000	Common Stock	Tax Withholding	D	7
	2/5/2019	8,391.0000	Common Stock	Grant/Award	A	8
	2/5/2019	932.0000	Common Stock	Tax Withholding	D	7
	2/6/2019	996.0000	Common Stock	Tax Withholding	D	7
Paul Hartwick	5/3/2018	6,395.0000	Common Stock	Grant/Award	A	8
	6/15/2018	78.0473	Common Stock	Adjustment	A	5
	9/21/2018	72.1231	Common Stock	Adjustment	A	5
	12/21/2018	122.6261	Common Stock	Adjustment	A	5
	2/5/2019	6,993.0000	Common Stock	Grant/Award	A	8
Stephen M. Hauber	2/03/2017	1,024.0000	Common Stock	Tax Withholding	D	7
	2/04/2017	2,088.0000	Common Stock	Tax Withholding	D	7
	2/04/2017	0.7225	Common Stock	Adjustment	D	11
	2/06/2017	11,304.0000	Common Stock	Grant/Award	A	9
	2/06/2017	4,521.0000	Common Stock	Grant/Award	A	8
	2/06/2017	39,033.0000	Stock Option	Grant/Award	A	10

2019 Proxy Statement	100

Reporting Person	Transaction Date	Amount	Security Type	Transaction Type	Acquisition (A) or Disposition (D)	Transaction Code*
	2/18/2017	391.0000	Common Stock	Tax Withholding	D	7
	2/18/2017	661.0000	Common Stock	Tax Withholding	D	7
	2/18/2017	0.8226	Common Stock	Adjustment	D	11
	3/17/2017	546.0871	Common Stock	Adjustment	A	5
	6/16/2017	532.8968	Common Stock	Adjustment	A	5
	7/31/2017	591.0000	Common Stock	ESPP	A	4
	9/15/2017	599.6043	Common Stock	Adjustment	A	5
	12/15/2017	640.4866	Common Stock	Adjustment	A	5
	1/29/2018	17,423.0000	Common Stock	Sale	D	6
	2/03/2018	987.0000	Common Stock	Tax Withholding	D	7
	2/05/2018	7,336.0000	Common Stock	Grant/Award	A	8
	2/05/2018	18,341.0000	Common Stock	Grant/Award	A	9
	2/05/2018	57,915.0000	Stock Option	Grant/Award	A	10
	2/06/2018	559.0000	Common Stock	Tax Withholding	D	7
	2/18/2018	372.0000	Common Stock	Tax Withholding	D	7
	2/18/2018	0.2337	Common Stock	Adjustment	D	11
	2/28/2018	9,239.2253	Common Stock	Forfeiture	D	12
	3/16/2018	761.7962	Common Stock	Adjustment	A	5
	6/15/2018	794.3367	Common Stock	Adjustment	A	5
	7/31/2018	572.0000	Common Stock	ESPP	A	4
	9/21/2018	734.0423	Common Stock	Adjustment	A	5
	12/21/2018	1,248.0438	Common Stock	Adjustment	A	5
	2/03/2019	0.6708	Common Stock	Adjustment	D	11
	2/03/2019	1,041.0000	Common Stock	Tax Withholding	D	7
	2/05/2019	914.0000	Common Stock	Tax Withholding	D	7
	2/05/2019	21,853.0000	Common Stock	Grant/Award	A	8

2019 Proxy Statement	101

Reporting Person	Transaction Date	Amount	Security Type	Transaction Type	Acquisition (A) or Disposition (D)	Transaction Code*
	2/05/2019	21,853.0000	Common Stock	Grant/Award	A	9
	2/06/2019	589.0000	Common Stock	Tax Withholding	D	7
	2/28/2019	5,510.6765	Common Stock	PSU Settlement	A	24
	2/28/2019	8,294.0000	Common Stock	Tax Withholding	D	7
	2/28/2019	0.3826	Common Stock	Adjustment	D	11
Mark L. Heleen	1/6/2017	12.6984	Navient 401(k) Stock Fund	Contribution	A	21
	1/20/2017	13.3747	Navient 401(k) Stock Fund	Contribution	A	21
	2/3/2017	13.7805	Navient 401(k) Stock Fund	Contribution	A	21
	2/03/2017	2,690.0000	Common Stock	Tax Withholding	D	7
	2/06/2017	24,224.0000	Common Stock	Grant/Award	A	9
	2/06/2017	14,534.0000	Common Stock	Grant/Award	A	8
	2/06/2017	55,762.0000	Stock Option	Grant/Award	A	10
	2/09/2017	39,933.0000	Stock Option	Exercise	D	13
	2/09/2017	39,933.0000	Common Stock	Exercise	A	13
	2/09/2017	29,358.0000	Common Stock	Tax Withholding	D	14
	2/10/2017	199.5905	Navient 401(k) Stock Fund	Contribution	A	21
	2/18/2017	647.0000	Common Stock	Tax Withholding	D	7
	3/17/2017	67.8666	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23
	3/17/2017	1,137.8887	Common Stock	Adjustment	A	5
	5/25/2017	1.6199	Navient 401(k) Stock Fund	Fees	D	22
	6/10/2017	0.4351	Common Stock	Adjustment	D	11
	6/10/2017	1,657.0000	Common Stock	Tax Withholding	D	7
	6/16/2017	0.9095	Common Stock	Adjustment	D	11

2019 Proxy Statement	102

Reporting Person	Transaction Date	Amount	Security Type	Transaction Type	Acquisition (A) or Disposition (D)	Transaction Code*
	6/16/2017	65.3411	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23
	6/16/2017	1,110.4037	Common Stock	Adjustment	A	5
	6/16/2017	19.0000	Common Stock	Tax Withholding	D	7
	7/31/2017	571.0000	Common Stock	ESPP	A	4
	9/15/2017	74.7303	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23
	9/15/2017	1,205.6229	Common Stock	Adjustment	A	5
	12/15/2017	79.4197	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23
	12/15/2017	1,287.8244	Common Stock	Adjustment	A	5
	1/5/2018	15.8544	Navient 401(k) Stock Fund	Contribution	A	21
	1/19/2018	16.3324	Navient 401(k) Stock Fund	Contribution	A	21
	2/03/2018	2,672.0000	Common Stock	Tax Withholding	D	7
	2/05/2018	11,005.0000	Common Stock	Grant/Award	A	8
	2/05/2018	27,512.0000	Common Stock	Grant/Award	A	9
	2/05/2018	86,872.0000	Stock Option	Grant/Award	A	10
	2/6/2018	15.0661	Navient 401(k) Stock Fund	Contribution	A	21
	2/06/2018	1,569.0000	Common Stock	Tax Withholding	D	7
	2/14/2018	226.6764	Navient 401(k) Stock Fund	Contribution	A	21
	2/18/2018	618.0000	Common Stock	Tax Withholding	D	7
	2/18/2018	0.2394	Common Stock	Adjustment	D	11
	2/28/2018	14,518.9460	Common Stock	Forfeiture	D	12
	3/16/2018	81.6765	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23
	3/16/2018	1,389.2899	Common Stock	Adjustment	A	5

2019 Proxy Statement	103

Reporting Person	Transaction Date	Amount	Security Type	Transaction Type	Acquisition (A) or Disposition (D)	Transaction Code*
	6/15/2018	85.2929	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23
	6/15/2018	1,448.6340	Common Stock	Adjustment	A	5
	7/31/2018	598.0000	Common Stock	ESPP	A	4
	9/21/2018	78.9436	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23
	9/21/2018	1,338.6750	Common Stock	Adjustment	A	5
	9/27/2018	1.3059	Navient 401(k) Stock Fund	Fees	D	22
	12/21/2018	134.2588	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23
	12/21/2018	2,276.0610	Common Stock	Adjustment	A	5
	1/7/2019	20.6279	Navient 401(k) Stock Fund	Contribution	A	21
	1/18/2019	19.0018	Navient 401(k) Stock Fund	Contribution	A	21
	2/03/2019	2,833.0000	Common Stock	Tax Withholding	D	7
	2/03/2019	0.5709	Common Stock	Adjustment	D	11
	2/4/2019	18.1851	Navient 401(k) Stock Fund	Contribution	A	21
	2/05/2019	1,213.0000	Common Stock	Tax Withholding	D	7
	2/05/2019	32,779.0000	Common Stock	Grant/Award	A	8
	2/05/2019	32,779.0000	Common Stock	Grant/Award	A	9
	2/06/2019	1,683.0000	Common Stock	Tax Withholding	D	7
	2/15/2019	17.6735	Navient 401(k) Stock Fund	Contribution	A	21
	2/20/2019	242.5569	Navient 401(k) Stock Fund	Contribution	A	21
	2/28/2019	9,525.6683	Common Stock	PSU Settlement	A	24
	2/28/2019	21,129.0000	Common Stock	Tax Withholding	D	7

2019 Proxy Statement	104

Reporting Person	Transaction Date	Amount	Security Type	Transaction Type	Acquisition (A) or Disposition (D)	Transaction Code*
	2/28/2019	0.3413	Common Stock	Adjustment	D	11
John M. Kane	1/6/2017	35.0065	Navient 401(k) Stock Fund	Contribution	A	21
	1/20/2017	36.8709	Navient 401(k) Stock Fund	Contribution	A	21
	2/3/2017	37.9897	Navient 401(k) Stock Fund	Contribution	A	21
	2/03/2017	5,527.0000	Common Stock	Tax Withholding	D	7
	2/04/2017	858.0000	Common Stock	Tax Withholding	D	7
	2/04/2017	3,328.0000	Common Stock	Tax Withholding	D	7
	2/04/2017	0.3710	Common Stock	Adjustment	D	11
	2/06/2017	46,834.0000	Common Stock	Grant/Award	A	9
	2/06/2017	28,100.0000	Common Stock	Grant/Award	A	8
	2/06/2017	107,806.0000	Stock Option	Grant/Award	A	10
	2/10/2017	493.2356	Navient 401(k) Stock Fund	Contribution	A	21
	2/18/2017	2,466.0000	Common Stock	Tax Withholding	D	7
	2/18/2017	1,971.0000	Common Stock	Tax Withholding	D	7
	3/7/2017	11.5317	Phantom Stock Units	Adjustment	A	15
	3/17/2017	87.7245	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23
	3/17/2017	2,411.0156	Common Stock	Adjustment	A	5
	5/01/2017	0.4188	Common Stock	Adjustment	D	11
	5/01/2017	3,233.0000	Common Stock	Tax Withholding	D	7
	5/25/2017	2.0945	Navient 401(k) Stock Fund	Fees	D	22
	6/16/2017	84.4599	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23
	6/16/2017	11.2528	Phantom Stock Units	Adjustment	A	15

2019 Proxy Statement	105

Reporting Person	Transaction Date	Amount	Security Type	Transaction Type	Acquisition (A) or Disposition (D)	Transaction Code*
	6/16/2017	2,284.1675	Common Stock	Adjustment	A	5
	7/31/2017	571.0000	Common Stock	ESPP	A	4
	9/15/2017	96.5961	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23
	9/15/2017	12.6614	Phantom Stock Units	Adjustment	A	15
	9/15/2017	2,570.0982	Common Stock	Adjustment	A	5
	9/26/2017	54,579.0000	Stock Option	Exercise	D	13
	9/26/2017	54,579.0000	Common Stock	Exercise	A	13
	9/26/2017	48,164.0000	Common Stock	Tax Withholding	D	14
	9/26/2017	28,886.0000	Common Stock	Sale	D	6
	12/15/2017	102.6568	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23
	12/15/2017	13.5250	Phantom Stock Units	Adjustment	A	15
	12/15/2017	2,745.3320	Common Stock	Adjustment	A	5
	1/5/2018	42.9914	Navient 401(k) Stock Fund	Contribution	A	21
	1/19/2018	44.2875	Navient 401(k) Stock Fund	Contribution	A	21
	2/03/2018	5,379.0000	Common Stock	Tax Withholding	D	7
	2/05/2018	19,075.0000	Common Stock	Grant/Award	A	8
	2/05/2018	47,688.0000	Common Stock	Grant/Award	A	9
	2/05/2018	150,579.0000	Stock Option	Grant/Award	A	10
	2/6/2018	43.7725	Navient 401(k) Stock Fund	Contribution	A	21
	2/06/2018	3,153.0000	Common Stock	Tax Withholding	D	7
	2/14/2018	578.0764	Navient 401(k) Stock Fund	Contribution	A	21
	2/18/2018	1,623.0000	Common Stock	Tax Withholding	D	7
	2/18/2018	0.8807	Common Stock	Adjustment	D	11
	2/18/2018	1,333.0000	Common Stock	Tax Withholding	D	7

2019 Proxy Statement	106

Reporting Person	Transaction Date	Amount	Security Type	Transaction Type	Acquisition (A) or Disposition (D)	Transaction Code*
	2/18/2018	0.9952	Common Stock	Adjustment	D	11
	2/28/2018	31,017.6443	Common Stock	Forfeiture	D	12
	3/16/2018	109.7350	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23
	3/16/2018	2,722.2823	Common Stock	Adjustment	A	5
	3/16/2018	13.3753	Phantom Stock Units	Adjustment	A	15
	6/15/2018	114.5942	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23
	6/15/2018	13.9466	Phantom Stock Units	Adjustment	A	15
	6/15/2018	2,838.5659	Common Stock	Adjustment	A	5
	7/31/2018	574.0000	Common Stock	ESPP	A	4
	9/12/2018	6,711.4079	Navient 401(k) Stock Fund	Investment Reallocation	D	25
	9/14/2018	3.1268	Navient 401(k) Stock Fund	Fees	D	22
	9/21/2018	106.0627	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23
	9/21/2018	12.8872	Phantom Stock Units	Adjustment	A	15
	9/21/2018	2,623.1037	Common Stock	Adjustment	A	5
	9/27/2018	0.5397	Navient 401(k) Stock Fund	Fees	D	22
	10/16/2018	27.6436	Navient 401(k) Stock Fund	Contribution	A	21
	10/26/2018	30.0043	Navient 401(k) Stock Fund	Contribution	A	21
	11/9/2018	27.8407	Navient 401(k) Stock Fund	Contribution	A	21
	11/21/2018	31.3705	Navient 401(k) Stock Fund	Contribution	A	21
	12/7/2018	15.9417	Navient 401(k) Stock Fund	Contribution	A	21

2019 Proxy Statement	107

Reporting Person	Transaction Date	Amount	Security Type	Transaction Type	Acquisition (A) or Disposition (D)	Transaction Code*
	12/21/2018	57.7002	Navient 401 (k) Stock Fund	Dividend Reinvestment	A	23
	12/21/2018	4,459.8906	Common Stock	Adjustment	A	5
	12/21/2018	21.9110	Phantom Stock Units	Adjustment	A	15
	1/7/2019	54.8607	Navient 401(k) Stock Fund	Contribution	A	21
	1/18/2019	55.0321	Navient 401(k) Stock Fund	Contribution	A	21
	2/02/2019	0.5997	Common Stock	Adjustment	D	11
	2/4/2019	5,676.0000	Common Stock	Tax Withholding	D	7
	2/4/2019	51.4018	Navient 401(k) Stock Fund	Contribution	A	21
	2/05/2019	2,161.0000	Common Stock	Tax Withholding	D	7
	2/05/2019	43,706.0000	Common Stock	Grant/Award	A	8
	2/05/2019	43,706.0000	Common Stock	Grant/Award	A	9
	2/06/2019	3,328.0000	Common Stock	Tax Withholding	D	7
	2/15/2019	58.2813	Navient 401(k) Stock Fund	Contribution	A	21
	2/20/2019	732.9107	Navient 401(k) Stock Fund	Contribution	A	21
	2/28/2019	20,783.1973	Common Stock	PSU Settlement	A	24
	2/28/2019	49,049.0000	Common Stock	Tax Withholding	D	7
	2/28/2019	0.9865	Common Stock	Adjustment	D	11
Jon Kroehler	2/3/2017	1,054.0000	Common Stock	Tax Withholding	D	7
	2/4/2017	1,988.0000	Common Stock	Tax Withholding	D	7
	2/6/2017	4,844.0000	Common Stock	Grant/Award	A	8
	2/6/2017	12,112.0000	Common Stock	Grant/Award	A	9
	2/6/2017	41,821.0000	Stock Option	Grant/Award	A	10
	2/18/2017	373.0000	Common Stock	Tax Withholding	D	7

2019 Proxy Statement	108

Reporting Person	Transaction Date	Amount	Security Type	Transaction Type	Acquisition (A) or Disposition (D)	Transaction Code*
	3/17/2017	577.4401	Common Stock	Adjustment	A	5
	3/17/2017	0.5030	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23
	4/26/2017	37,114.0000	Stock Option	Exercise	D	13
	4/26/2017	37,114.0000	Common Stock	Exercise	A	13
	4/26/2017	30,033.0000	Common Stock	Tax Withholding	D	14
	4/26/2017	7,081.0000	Common Stock	Sale	D	6
	5/25/2017	0.0118	Navient 401(k) Stock Fund	Fees	D	22
	6/16/2017	563.4924	Common Stock	Adjustment	A	5
	6/16/2017	0.4844	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23
	7/31/2017	429.0000	Common Stock	ESPP	A	4
	9/15/2017	634.0299	Common Stock	Adjustment	A	5
	9/15/2017	0.5538	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23
	12/15/2017	677.2594	Common Stock	Adjustment	A	5
	12/15/2017	0.5886	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23
	1/30/2018	526.0000	Common Stock	Tax Withholding	D	7
	2/3/2018	1,001.0000	Common Stock	Tax Withholding	D	7
	2/5/2018	4,035.0000	Common Stock	Grant/Award	A	8
	2/5/2018	10,088.0000	Common Stock	Grant/Award	A	9
	2/5/2018	31,853.0000	Stock Option	Grant/Award	A	10
	2/6/2018	398.0000	Common Stock	Tax Withholding	D	7
	2/18/2018	354.0000	Common Stock	Tax Withholding	D	7
	2/28/2018	9,239.2253	Common Stock	Forfeiture	D	12
	3/16/2018	653.4855	Common Stock	Adjustment	A	5
	3/16/2018	0.5818	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23

2019 Proxy Statement	109

Reporting Person	Transaction Date	Amount	Security Type	Transaction Type	Acquisition (A) or Disposition (D)	Transaction Code*
	6/15/2018	681.3996	Common Stock	Adjustment	A	5
	6/15/2018	0.6079	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23
	7/31/2018	595.0000	Common Stock	ESPP	A	4
	9/21/2018	629.6776	Common Stock	Adjustment	A	5
	9/21/2018	0.5627	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23
	9/27/2018	0.0097	Navient 401(k) Stock Fund	Fees	D	22
	12/21/2018	1,070.5997	Common Stock	Adjustment	A	5
	12/21/2018	0.9567	Navient 401(k) Stock Fund	Dividend Reinvestment	A	23
	12/31/2018	137.0000	Common Stock	Tax Withholding	D	7
	2/1/2019	52.3767	Navient 401(k) Stock Fund	Investment Reallocation	D	25
	2/3/2019	1,068.0000	Common Stock	Tax Withholding	D	7
	2/5/2019	12,019.0000	Common Stock	Grant/Award	A	8
	2/5/2019	12,019.0000	Common Stock	Grant/Award	A	9
	2/5/2019	361.0000	Common Stock	Tax Withholding	D	7
	2/6/2019	419.0000	Common Stock	Tax Withholding	D	7
	2/28/2019	5,904.1105	Common Stock	PSU Settlement	A	24
	2/28/2019	8,437.0000	Common Stock	Tax Withholding	D	7
	2/28/2019	0.5525	Common Stock	Adjustment	D	11
Katherine A. Lehman	2/06/2017	8,397.0000	Common Stock	Grant/Award	A	1
	3/17/2017	89.6278	Common Stock	Adjustment	A	5
	5/25/2017	0.6278	Common Stock	Adjustment	D	11
	2/05/2018	9,537.0000	Common Stock	Grant/Award	A	1
	3/16/2018	112.9474	Common Stock	Adjustment	A	5

2019 Proxy Statement	110

Reporting Person	Transaction Date	Amount	Security Type	Transaction Type	Acquisition (A) or Disposition (D)	Transaction Code*
	5/24/2018	0.9474	Common Stock	Adjustment	D	11
	2/05/2019	11,363.0000	Common Stock	Grant/Award	A	1
Christian M. Lown	3/27/2017	71,428.0000	Common Stock	Grant/Award	A	8
	6/16/2017	736.1340	Common Stock	Adjustment	A	5
	9/15/2017	828.2827	Common Stock	Adjustment	A	5
	10/20/2017	6,000.0000	Common Stock	Purchase	A	16
	12/15/2017	884.7566	Common Stock	Adjustment	A	5
	2/05/2018	17,608.0000	Common Stock	Grant/Award	A	8
	2/05/2018	44,020.0000	Common Stock	Grant/Award	A	9
	2/05/2018	138,996.0000	Stock Option	Grant/Award	A	10
	3/16/2018	1,604.7984	Common Stock	Adjustment	A	5
	3/27/2018	8,863.0000	Common Stock	Tax Withholding	D	7
	6/15/2018	1,369.2506	Common Stock	Adjustment	A	5
	7/31/2018	598.0000	Common Stock	ESPP	A	4
	9/21/2018	1,265.3172	Common Stock	Adjustment	A	5
	12/21/2018	2,151.3356	Common Stock	Adjustment	A	5
	2/05/2019	2,531.0000	Common Stock	Tax Withholding	D	7
	2/05/2019	52,447.0000	Common Stock	Grant/Award	A	8
	2/05/2019	52,447.0000	Common Stock	Grant/Award	A	9
Linda A. Mills	2/06/2017	8,397.0000	Common Stock	Grant/Award	A	1
	3/17/2017	89.6278	Common Stock	Adjustment	A	5
	3/17/2017	53.9099	Phantom Stock Units	Adjustment	A	3
	5/25/2017	0.6278	Common Stock	Adjustment	D	11
	6/16/2017	52.6081	Phantom Stock Units	Adjustment	A	3
	9/15/2017	59.1937	Phantom Stock Units	Adjustment	A	3

2019 Proxy Statement	111

Reporting Person	Transaction Date	Amount	Security Type	Transaction Type	Acquisition (A) or Disposition (D)	Transaction Code*
	12/15/2017	63.2295	Phantom Stock Units	Adjustment	A	3
	12/31/2017	1,693.2383	Common Stock	Adjustment	A	19
	1/01/2018	5,279.6500	Phantom Stock Units	Distribution	D	17
	1/01/2018	5,279.6500	Common Stock	Distribution	A	17
	1/01/2018	0.6500	Common Stock	Adjustment	D	18
	2/05/2018	9,537.0000	Common Stock	Grant/Award	A	1
	3/16/2018	401.4411	Common Stock	Adjustment	A	20
	3/16/2018	112.9474	Common Stock	Adjustment	A	5
	5/24/2018	0.9474	Common Stock	Adjustment	D	11
	6/15/2018	510.6607	Common Stock	Adjustment	A	20
	9/21/2018	485.8968	Common Stock	Adjustment	A	20
	12/21/2018	801.9794	Common Stock	Adjustment	A	20
	2/05/2019	11,363.0000	Common Stock	Grant/Award	A	1
John F. Remondi	1/30/2017	173,210.0000	Stock Option	Exercise	D	13
	1/30/2017	173,210.0000	Common Stock	Exercise	A	13
	1/30/2017	137,450.0000	Common Stock	Tax Withholding	D	14
	2/03/2017	20,171.0000	Common Stock	Tax Withholding	D	7
	2/04/2017	4,915.0000	Common Stock	Tax Withholding	D	7
	2/04/2017	30,077.0000	Common Stock	Tax Withholding	D	7
	2/04/2017	1.4888	Common Stock	Adjustment	D	11
	2/06/2017	129,198.0000	Common Stock	Grant/Award	A	9
	2/06/2017	77,519.0000	Common Stock	Grant/Award	A	8
	2/06/2017	297,397.0000	Stock Option	Grant/Award	A	10
	2/18/2017	6,127.0000	Common Stock	Tax Withholding	D	7
	2/18/2017	5,835.0000	Common Stock	Tax Withholding	D	7
	3/17/2017	6,699.8581	Common Stock	Adjustment	A	5

2019 Proxy Statement	112

Reporting Person	Transaction Date	Amount	Security Type	Transaction Type	Acquisition (A) or Disposition (D)	Transaction Code*
	6/16/2017	6,538.0255	Common Stock	Adjustment	A	5
	9/15/2017	7,356.4515	Common Stock	Adjustment	A	5
	12/15/2017	7,858.0277	Common Stock	Adjustment	A	5
	1/02/2018	2,000,000.0000	Stock Option	Exercise	D	13
	1/02/2018	2,000,000.0000	Common Stock	Exercise	A	13
	1/02/2018	1,802,454.0000	Common Stock	Tax Withholding	D	14
	1/30/2018	256,107.0000	Stock Option	Exercise	D	13
	1/30/2018	256,107.0000	Common Stock	Exercise	A	13
	1/30/2018	228,520.0000	Common Stock	Tax Withholding	D	14
	1/30/2018	3,407.0000	Common Stock	Tax Withholding	D	7
	2/03/2018	21,352.0000	Common Stock	Tax Withholding	D	7
	2/05/2018	58,694.0000	Common Stock	Grant/Award	A	8
	2/05/2018	146,735.0000	Common Stock	Grant/Award	A	9
	2/05/2018	463,320.0000	Stock Option	Grant/Award	A	10
	2/06/2018	11,412.0000	Common Stock	Tax Withholding	D	7
	2/18/2018	5,992.0000	Common Stock	Tax Withholding	D	7
	2/18/2018	5,723.0000	Common Stock	Tax Withholding	D	7
	2/18/2018	0.5302	Common Stock	Adjustment	D	11
	2/18/2018	0.4934	Common Stock	Adjustment	D	11
	2/28/2018	92,393.3964	Common Stock	Forfeiture	D	12
	3/16/2018	7,911.5308	Common Stock	Adjustment	A	5
	6/15/2018	8,249.4758	Common Stock	Adjustment	A	5
	9/21/2018	7,623.2970	Common Stock	Adjustment	A	5
	12/21/2018	12,961.3902	Common Stock	Adjustment	A	5
	12/31/2018	2,605.0000	Common Stock	Tax Withholding	D	7
	1/03/2019	1,000,000.0000	Stock Option	Exercise	D	13
	1/03/2019	1,000,000.0000	Common Stock	Exercise	A	13
	1/03/2019	828,578.0000	Common Stock	Tax Withholding	D	14

2019 Proxy Statement	113

Reporting Person	Transaction Date	Amount	Security Type	Transaction Type	Acquisition (A) or Disposition (D)	Transaction Code*
	2/03/2019	22,527.0000	Common Stock	Tax Withholding	D	7
	2/03/2019	0.2389	Common Stock	Adjustment	D	11
	2/05/2019	8,721.0000	Common Stock	Tax Withholding	D	7
	2/05/2019	174,825.0000	Common Stock	Grant/Award	A	8
	2/05/2019	262,237.0000	Common Stock	Grant/Award	A	9
	2/06/2019	12,040.0000	Common Stock	Tax Withholding	D	7
	2/28/2019	60,617.7312	Common Stock	PSU Settlement	A	24
	2/28/2019	140,785.0000	Common Stock	Tax Withholding	D	7
	2/28/2019	0.6558	Common Stock	Adjustment	D	11
Jane J. Thompson	2/06/2017	8,397.9328	Phantom Stock Units	Grant/Award	A	2
	3/17/2017	256.4583	Phantom Stock Units	Adjustment	A	3
	6/16/2017	259.0467	Phantom Stock Units	Adjustment	A	3
	9/15/2017	291.4742	Phantom Stock Units	Adjustment	A	3
	12/15/2017	311.3470	Phantom Stock Units	Adjustment	A	3
	2/05/2018	9,537.7843	Phantom Stock Units	Grant/Award	A	2
	3/16/2018	420.8475	Phantom Stock Units	Adjustment	A	3
	6/15/2018	438.8238	Phantom Stock Units	Adjustment	A	3
	9/21/2018	405.5146	Phantom Stock Units	Adjustment	A	3
	12/21/2018	689.4696	Phantom Stock Units	Adjustment	A	3
	2/05/2019	11,363.6364	Phantom Stock Units	Grant/Award	A	2
Laura S. Unger	2/06/2017	8,397.0000	Common Stock	Grant/Award	A	1
	3/17/2017	89.6278	Common Stock	Adjustment	A	5
	3/17/2017	56.0580	Phantom Stock Units	Adjustment	A	3
	5/25/2017	0.6278	Common Stock	Adjustment	D	11
	6/16/2017	54.7047	Phantom Stock Units	Adjustment	A	3

2019 Proxy Statement	114

Reporting Person	Transaction Date	Amount	Security Type	Transaction Type	Acquisition (A) or Disposition (D)	Transaction Code*
	9/15/2017	61.5524	Phantom Stock Units	Adjustment	A	3
	12/15/2017	65.7492	Phantom Stock Units	Adjustment	A	3
	2/05/2018	9,537.0000	Common Stock	Grant/Award	A	1
	3/16/2018	65.0185	Phantom Stock Units	Adjustment	A	3
	3/16/2018	112.9474	Common Stock	Adjustment	A	5
	5/24/2018	0.9474	Common Stock	Adjustment	D	11
	6/15/2018	67.7963	Phantom Stock Units	Adjustment	A	3
	9/21/2018	62.6504	Phantom Stock Units	Adjustment	A	3
	12/21/2018	106.5199	Phantom Stock Units	Adjustment	A	3
	2/05/2019	11,363.6364	Phantom Stock Units	Grant/Award	A	2
Barry L. Williams	1/06/2017	13,994.0000	Stock Option	Exercise	D	13
	1/06/2017	13,994.0000	Common Stock	Exercise	A	13
	1/06/2017	8,641.0000	Common Stock	Tax Withholding	D	14
	2/06/2017	8,397.9328	Phantom Stock Units	Grant/Award	A	2
	3/17/2017	267.6064	Phantom Stock Units	Adjustment	A	3
	6/16/2017	261.1433	Phantom Stock Units	Adjustment	A	3
	9/15/2017	335.0316	Phantom Stock Units	Adjustment	A	3
	12/15/2017	383.1689	Phantom Stock Units	Adjustment	A	3
	1/31/2018	19,572.0000	Stock Option	Exercise	D	13
	1/31/2018	19,572.0000	Common Stock	Exercise	A	13
	1/31/2018	15,756.0000	Common Stock	Tax Withholding	D	14
	2/05/2018	9,537.7843	Phantom Stock Units	Grant/Award	A	2
	3/16/2018	491.8719	Phantom Stock Units	Adjustment	A	3
	6/15/2018	512.8818	Phantom Stock Units	Adjustment	A	3
	9/21/2018	473.9512	Phantom Stock Units	Adjustment	A	3
	12/21/2018	805.8290	Phantom Stock Units	Adjustment	A	3

2019 Proxy Statement	115

Reporting Person	Transaction Date	Amount	Security Type	Transaction Type	Acquisition (A) or Disposition (D)	Transaction Code*
	2/05/2019	11,363.0000	Common Stock	Grant/Award	A	1
David L. Yowan	3/30/2017	8,742.0000	Common Stock	Grant/Award	A	1
	2/05/2018	9,537.7843	Phantom Stock Units	Grant/Award	A	2
	3/16/2018	112.9571	Phantom Stock Units	Adjustment	A	3
	6/15/2018	117.7818	Phantom Stock Units	Adjustment	A	3
	9/21/2018	108.8412	Phantom Stock Units	Adjustment	A	3
	12/21/2018	185.0562	Phantom Stock Units	Adjustment	A	3
	2/05/2019	11,363.0000	Common Stock	Grant/Award	A	1

Transaction Codes

1 –	Grant of restricted stock under the Navient Corporation 2014 Omnibus Incentive Plan, as amended (“Omnibus Incentive Plan”).
2 –	Credit of phantom stock units under the Navient Corporation Deferred Compensation Plan for Directors, as amended (“Directors Deferred Compensation Plan”) in lieu of annual equity retainer.
3 –	Credit of dividend equivalent units (“DEUs”) under the Directors Deferred Compensation Plan.
4 –	Purchase under the Navient Corporation Employee Stock Purchase Plan, as amended (“ESPP”).
5 –	DEUs accrued on outstanding restricted stock units (“RSUs”), performance stock units (“PSUs”) and/or restricted stock granted under the Omnibus Incentive Plan.
6 –	Open market sale of Navient Corporation common stock.
7 –	Shares withheld for taxes on vesting of RSUs or PSUs granted under the Omnibus Incentive Plan.
8 –	Grant of RSUs under the Omnibus Incentive Plan.
9 –	Grant of PSUs under the Omnibus Incentive Plan.
10 –	Grant of stock options under the Omnibus Incentive Plan.
11 –	Disposition of fractional shares settled in cash upon the delivery of DEUs.
12 –	Forfeiture of PSUs (and associated DEUs) granted under the Omnibus Incentive Plan.
13 –	Exercise of stock options granted under the Omnibus Incentive Plan. Each exercise consists of the disposition of a stock option in exchange for the acquisition of Navient Corporation common stock.
14 –	Shares withheld to cover taxes and exercise cost associated with exercise of stock options granted under the Omnibus Incentive Plan.
15 –	Credit of DEUs under the Navient Deferred Compensation Plan, as amended (“Deferred Compensation Plan”).
16 –	Open market purchase of Navient Corporation common stock.
17 –

Delivery of Navient Corporation common stock in connection with a distribution from the Directors Deferred Compensation Plan. Each distribution consists of the disposition of phantom stock units and the acquisition of Navient Corporation common stock.

18 –	Disposition of fractional shares settled in cash upon a distribution from the Directors Deferred Compensation Plan.
19 –	Adjustment to common stock balance for shares acquired through a Dividend Reinvestment Program (“DRIP”).
20 –	Shares acquired through a DRIP.
21 –	Investment of 401(k) contributions in the Navient Stock Fund, an investment option offered under the Navient 401(k) Savings Plan.
22 –	Payment of participant fees under the Navient 401(k) Savings Plan through the disposition of investments in the Navient Stock Fund.
23 –	Dividends reinvested in the Navient Stock Fund under the Navient 401(k) Savings Plan.
24 –	Settlement of PSUs granted under the Omnibus Incentive Plan at above-target performance.
25 –	Account reallocation under the Navient 401(k) Savings Plan.

2019 Proxy Statement	116

5.	Miscellaneous Information Concerning Participants

Except as described in this Appendix B or in this proxy statement, neither any participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”) is either a party to any transaction or series of transactions since January 1, 2018 or has knowledge of any current proposed transaction or series of proposed transactions (i) to which the Company or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000 and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Appendix B or in this proxy statement, (a) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Company or any securities of any subsidiary of the Company, and (b) no participant owns any securities of the Company of record but not beneficially.

Except as described in this Appendix B or in this proxy statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to (i) any future employment by the Company or any of its affiliates or (ii) any future transactions to which the Company or any of its affiliates will or may be a party.

Except as described in this Appendix B or in this proxy statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since January 1, 2018 with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this Appendix B or in this proxy statement, and excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

2019 Proxy Statement	117

PRELIMINARY PROXY MATERIALS

SUBJECT TO COMPLETION, DATED APRIL 5, 2019

c/o MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

VOTE BY INTERNET – WWW.CESVOTE.COM

Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Time the day before the annual meeting date. Have your proxy card in hand when you access the website and follow the instructions.

VOTE BY TELEPHONE – 1-888-693-8683

If you are a holder of record, you may use a touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time the day before the annual meeting date. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: Navient Corporation, c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

CONTROL NUMBER â

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders:

The Notice of Annual Meeting and proxy statement are available at www.ViewOurMaterial.com/NAVI.

If submitting a proxy by mail, please sign and date

ä    the card below and fold and detach card at perforation before mailing.    ä

NAVIENT CORPORATION

The Board of Directors recommends a vote “FOR ALL” the directors listed below in Proposal 1.

1.	Election of Directors
		FOR	WITHHOLD	FOR ALL
	Nominees:	ALL	ALL	EXCEPT
		☐	☐	☐

(1)   Frederick Arnold

(2)   Anna Escobedo Cabral

(3)   William M. Diefenderfer, III

(4)   Katherine A. Lehman

(5)   Linda A. Mills

(6)   John F. Remondi

(7)   Jane J. Thompson

(8)   Laura S. Unger

(9)   Barry L. Williams

(10)  David L. Yowan

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominees in the space below.

WHITE PROXY

The Board of Directors recommends a vote “FOR” Proposals 2, 3 and 4.

2.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2019.

☐  FOR             ☐  AGAINST             ☐  ABSTAIN

3.	Non-binding advisory vote to approve named executive officer compensation.

☐  FOR             ☐  AGAINST             ☐  ABSTAIN

4.	Approval of the Amended and Restated Navient Corporation Employee Stock Purchase Plan.

☐  FOR             ☐  AGAINST             ☐  ABSTAIN

Shareholder Signature	Title	Date

Shareholder (Joint Owner) Signature	Title	Date

Note: Please sign your name exactly as it appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title. When shares are in the names of more than one person, each should sign.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.ViewOurMaterial.com/NAVI.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE

AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

ADMISSION TICKET

Bring this ticket and photo ID with you if you plan on attending the meeting.

NOTE: Cameras, transmission, broadcasting and other recording devices, including smart phones, will no be permitted in the meeting room. Attendees may be asked to pass through a security screening device or adhere to other security measures prior to entering the Annual Meeting. We regret any inconvenience this may cause you and we appreciate your cooperation.

TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION,

ê    MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.    ê

NAVIENT CORPORATION Annual Meeting of Shareholders [●] [●] [AM]/[PM] [●]	WHITE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mark Heleen and Kurt Slawson, or each of them, each with full power of substitution, as the lawful attorneys and proxies of the undersigned to attend the Annual Meeting of Shareholders of Navient Corporation to be held on [●], and any adjournments or postponements thereof, to vote the number of shares the undersigned would be entitled to vote if personally present, and to vote in their discretion upon any other business that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THIS PROXY WILL BE VOTED “FOR” ALL PORTIONS OF PROPOSALS 1, 2, 3 AND 4, AND IN THE PROXY’S DISCRETION ON ANY OTHER MATTERS PROPERLY COMING BEFORE THE MEETING.

Address Changes/Comments:

(Continued and to be signed on the reverse side)